Exhibit 4.1

                        AMENDED AND RESTATED DECLARATION

                                    OF TRUST

                               AHM CAPITAL TRUST I

                            DATED AS OF JUNE 28, 2007

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                                TABLE OF CONTENTS

ARTICLE I    INTERPRETATION AND DEFINITIONS....................................2

SECTION 1.1    Definitions.....................................................2

ARTICLE II   TRUST INDENTURE ACT...............................................9

SECTION 2.1    Trust Indenture Act; Application................................9
SECTION 2.2    Lists of Holders of Securities.................................10
SECTION 2.3    Reports by the Property Trustee................................10
SECTION 2.4    Periodic Reports to Property Trustee...........................10
SECTION 2.5    Evidence of Compliance with Conditions Precedent...............11
SECTION 2.6    Events of Default, Waiver......................................11
SECTION 2.7    Event of Default, Notice.......................................12

ARTICLE III  ORGANIZATION.....................................................13

SECTION 3.1    Name...........................................................13
SECTION 3.2    Office.........................................................13
SECTION 3.3    Purpose........................................................13
SECTION 3.4    Authority......................................................14
SECTION 3.5    Title to Property of the Trust.................................14
SECTION 3.6    Powers and Duties of the Administrative Trustees...............14
SECTION 3.7    Prohibition of Actions by the Trust and the
               Trustees.......................................................18
SECTION 3.8    Powers and Duties of the Property Trustee......................19
SECTION 3.9    Certain Duties and Responsibilities of the
               Property Trustee...............................................21
SECTION 3.10   Certain Rights of Property Trustee.............................23
SECTION 3.11   Delaware Trustee...............................................25
SECTION 3.12   Execution of Documents.........................................26
SECTION 3.13   Not Responsible for Recitals or Issuance of
               Securities.....................................................26
SECTION 3.14   Duration of Trust..............................................26
SECTION 3.15   Mergers........................................................26

ARTICLE IV   INITIAL PURCHASER OF COMMON SECURITIES...........................28

SECTION 4.1    Purchase of Common Securities by Initial Purchaser.............28
SECTION 4.2    Responsibilities of the Initial Purchaser of
               Common Securities..............................................28
SECTION 4.3    Right to Proceed...............................................29
SECTION 4.4    Right to Terminate Trust.......................................29
SECTION 4.5    Obligations of the Initial Purchaser...........................29

ARTICLE V    TRUSTEES.........................................................30

SECTION 5.1    Number of Trustees: Appointment of Co-Trustee..................30
SECTION 5.2    Delaware Trustee...............................................30
SECTION 5.3    Property Trustee; Eligibility..................................31

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SECTION 5.4    Certain Qualifications of Administrative Trustees
               and Delaware Trustee Generally.................................32
SECTION 5.5    Administrative Trustees........................................32
SECTION 5.6    Delaware Trustee...............................................33
SECTION 5.7    Appointment, Removal and Resignation of Trustees...............33
SECTION 5.8    Vacancies Among Trustees.......................................35
SECTION 5.9    Effect of Vacancies............................................35
SECTION 5.10   Meetings.......................................................35
SECTION 5.11   Delegation of Power............................................36
SECTION 5.12   Merger, Conversion, Consolidation or Succession to
               Business.......................................................36

ARTICLE VI   DISTRIBUTIONS....................................................36

SECTION 6.1    Distributions..................................................36

ARTICLE VII  ISSUANCE OF SECURITIES...........................................37

SECTION 7.1    General Provisions Regarding Securities........................37
SECTION 7.2    Execution and Authentication...................................40
SECTION 7.3    Form and Dating................................................40
SECTION 7.4    Registrar, Paying Agent, Conversion Agent and
               Exchange Agent.................................................42
SECTION 7.5    Paying Agent to Hold Money in Trust............................43
SECTION 7.6    Replacement Securities.........................................43
SECTION 7.7    Outstanding Preferred Securities...............................43
SECTION 7.8    Preferred Securities in Treasury...............................44
SECTION 7.9    Temporary Securities...........................................44
SECTION 7.10   Cancellation...................................................44
SECTION 7.11   CUSIP Numbers..................................................44
SECTION 7.12   Payment........................................................45

ARTICLE VIII TERMINATION OF TRUST.............................................45

SECTION 8.1    Termination of Trust...........................................45

ARTICLE IX   TRANSFER OF INTERESTS............................................46

SECTION 9.1    Transfer of Securities.........................................46
SECTION 9.2    Transfer Procedures and Restrictions...........................47
SECTION 9.3    Deemed Security Holders........................................52
SECTION 9.4    Book-Entry Interests...........................................53
SECTION 9.5    Notices to Clearing Agency.....................................53
SECTION 9.6    Appointment of Successor Clearing Agency.......................53

ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
           TRUSTEES OR OTHERS.................................................54

SECTION 10.1   Liability......................................................54
SECTION 10.2   Exculpation....................................................54

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SECTION 10.3   Fiduciary Duty.................................................55
SECTION 10.4   Indemnification................................................55
SECTION 10.5   Outside Businesses.............................................58
SECTION 10.6   Compensation; Fees.............................................59

ARTICLE XI   ACCOUNTING.......................................................59

SECTION 11.1   Fiscal Year....................................................59
SECTION 11.2   Certain Accounting Matters.....................................59
SECTION 11.3   Banking........................................................60
SECTION 11.4   Withholding....................................................60

ARTICLE XII  AMENDMENTS AND MEETINGS..........................................60

SECTION 12.1   Amendments.....................................................60
SECTION 12.2   Meetings of the Holders; Action by Written Consent.............61

ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE, DELAWARE
             TRUSTEE AND HOLDERS OF PREFERRED SECURITIES......................63

SECTION 13.1   Representations and Warranties of Property Trustee.............63
SECTION 13.2   Representations and Warranties of Delaware Trustee.............64
SECTION 13.3   Representations and Warranties of Holders of
               Preferred Securities...........................................64

ARTICLE XIV  REGISTRATION RIGHTS..............................................65

SECTION 14.1   Registration Rights............................................65

ARTICLE XV   MISCELLANEOUS....................................................65

SECTION 15.1   Notices........................................................65
SECTION 15.2   Holder Information Reporting...................................67
SECTION 15.3   Governing Law..................................................67
SECTION 15.4   Intention of the Parties.......................................67
SECTION 15.5   Headings.......................................................67
SECTION 15.6   Successors and Assigns.........................................68
SECTION 15.7   Partial Enforceability.........................................68
SECTION 15.8   Counterparts...................................................68

ARTICLE XVI  CERTAIN RESTRICTIONS ON TRANSFER.................................68

SECTION 16.1   Restrictions and Limitations on Ownership of the
               Trust Securities and Equity Stock of the
               Corporation; REIT Provisions...................................68
SECTION 16.2   Shares-in-Trust................................................77

ANNEX I           TERMS OF SECURITIES                                      A-I-1
EXHIBIT A-1       FORM OF PREFERRED SECURITY CERTIFICATE                   A-1-1

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EXHIBIT A-2       FORM OF COMMON SECURITY CERTIFICATE                      A-2-1

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                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                                       OF

                               AHM CAPITAL TRUST I

                                  June 28, 2007

      AMENDED AND RESTATED DECLARATION OF TRUST ("Declaration") dated and effective as of June 28, 2007, by the Trustees (as defined herein), the Initial Purchaser of Common Securities (as defined herein), the Debenture Issuer (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the Trust to be issued pursuant to this Declaration;

      WHEREAS, the Initial Purchaser of Common Securities and the Delaware Trustee established AHM Capital Trust I (the "Trust"), a statutory trust formed under the Delaware Statutory Trust Act pursuant to a Declaration of Trust dated as of June 26, 2007 (the "Original Declaration"), and a Certificate of Trust filed with the Secretary of State of the State of Delaware on June 26, 2007 (the "Certificate of Trust"), for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures of the Debenture Issuer (each as hereinafter defined), and engaging in only those other activities necessary, advisable or incidental thereto;

      WHEREAS, as of the date hereof, no interests in the Trust have been issued;

      WHEREAS, all of the Trustees and the Initial Purchaser of Common Securities, by this Declaration, amend and restate each and every term and provision of the Original Declaration in its entirety; and

      WHEREAS, the parties hereto shall have rights and obligations under this Declaration as set forth herein.

      NOW, THEREFORE, it being the intention of the parties hereto to continue the Trust as a statutory trust under the Delaware Statutory Trust Act and that this Declaration constitute the governing instrument of such statutory trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the holders, from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration, and the parties hereto hereby amend and restate in its entirety the Original Declaration as follows:

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                                    ARTICLE I
                         INTERPRETATION AND DEFINITIONS

SECTION 1.1  Definitions.

      Unless the context otherwise requires:

            (a) Capitalized terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this
      Section 1.1;

            (b) a term defined anywhere in this Declaration has the same meaning throughout;

            (c) all references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

            (d) all references in this Declaration to Articles and Sections and Annexes and Exhibits are to Articles and Sections of and Annexes and Exhibits to this Declaration unless otherwise specified;

            (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

            (f) a reference to the singular includes the plural and vice versa.

      "Additional Sums" has the meaning set forth in the Indenture.

      "Administrative Action" has the meaning set forth in Annex I.

      "Administrative Trustee" has the meaning set forth in Section 5.1.

      "Affiliate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

      "Agent" means any Paying Agent or Registrar.

      "Associate" has the same meaning as given to that term in Rule 405 under the Securities Act or any successor rule thereunder.

      "Authorized Officer" of a Person means any other Person that is authorized to legally bind such former Person.

      "Average Closing Price" has the meaning set forth in the Indenture.

      "Board of Directors" shall mean either the board of directors of the Corporation or any duly authorized committee of that board.

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      "Book-Entry Interest" means a beneficial interest in a global certificate registered in the name of a Clearing Agency or its nominee, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

      "Business Day" means any day other than a Saturday or a Sunday or a day on which banking institutions in New York, New York or Wilmington, Delaware are authorized or required by law, regulation or executive order to remain closed.

      "Certificated Preferred Securities" shall have the meaning set forth in
Section 7.3(c).

      "Change in Control" has the meaning set forth in the Indenture.

      "Change in Control Effective Date" has the meaning set forth in the Indenture.

      "Change in Control Redemption Premium" has the meaning set forth in the Indenture.

      "Change in Control Redemption Price" has the meaning set forth in Annex I.

      "Charter" shall mean the Articles of Amendment and Restatement of American Home Mortgage Investment Corp. as filed with the State Department of Assessment and Taxation of Maryland on December 3, 2003, together with any amendments or supplements thereto now or hereafter existing.

      "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act that is acting as depositary for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

      "Clearing Agency Participant" or "Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

      "Closing Price" has the meaning set forth in the Indenture.

      "Closing Time" means the "Closing Time" under the Purchase Agreement.

      "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation.

      "Commission" means the United States Securities and Exchange Commission as from time to time constituted, created under the Exchange Act, or if at any time after the execution of this Declaration such Commission is not existing and performing the duties now assigned to it under applicable federal securities laws, then the body performing such duties at such time.

      "Common Securities" has the meaning specified in Section 7.1(a).

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      "Common Securities Certificate" means the certificate evidencing the
Common Securities, in the form of Exhibit A-2 hereof.

      "Common Stock" has the meaning set forth in the Indenture.

      "Company Indemnified Person" means (a) any Administrative Trustee (to the extent the Administrative Trustee is an Affiliate or an Associate of the Initial Purchaser of Common Securities); (b) any Affiliate of any Administrative Trustee (to the extent the Administrative Trustee is an Affiliate or an Associate of the Initial Purchaser of Common Securities); (c) any officers, directors, stockholders, members, partners, employees, representatives or agents of any Administrative Trustee (to the extent the Administrative Trustee is an Affiliate or an Associate of the Initial Purchaser of Common Securities); or (d) any officer, employee or agent of the Initial Purchaser of Common Securities or the Trust or their respective Affiliates.

      "Conversion Agent" has the meaning set forth in Section 7.4.

      "Conversion Date" has the meaning set forth in Annex I.

      "Conversion Price" has the meaning set forth in the Indenture.

      "Conversion Rate" has the meaning set forth in the Indenture.

      "Conversion Rate Reset Date" has the meaning set forth in the Indenture.

      "Conversion Reference Period" has the meaning set forth in the Indenture.

      "Conversion Request" has the meaning set forth in Annex I.

      "Conversion Value" has the meaning set forth in the Indenture.

      "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware, 19890, Attn: Corporate Capital Markets - AHM Capital Trust I.

      "Coupon Rate" has the meaning set forth in Annex I.

      "Covered Person" means: (a) any officer, director, stockholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

      "Debenture Issuer" means American Home Mortgage Investment Corp., a Maryland corporation, or any successor entity resulting from any consolidation, amalgamation, merger or other business combination, in its capacity as issuer of the Debentures under the Indenture.

      "Debenture Trustee" means Wilmington Trust Company, as trustee under the Indenture until a successor is appointed thereunder, and thereafter means such successor trustee.

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      "Debentures" means, the 9.75% Junior Subordinated Convertible Debentures due July 1, 2037 of the Debenture Issuer issued pursuant to the Indenture.

      "Default" means any event, act or condition that with notice or lapse of time, or both, would constitute an Event of Default.

      "Delaware Trustee" has the meaning set forth in Section 5.1.

      "Direct Action" has the meaning set forth in Annex I.

      "Distribution" means a distribution payable to Holders in accordance with
Section 6.1.

      "Distribution Date" has the meaning set forth in Annex I.

      "DTC" means The Depository Trust Company, the initial Clearing Agency.

      "ERISA" has the meaning set forth in Section 7.1(f).

      "Event of Default" in respect of the Securities has the meaning set forth in Section 2.6(a).

      "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

      "Exchange Agent" has the meaning set forth in Section 7.4.

      "Fiduciary Indemnified Person" has the meaning set forth in Section
10.4(b).

      "Fiscal Year" has the meaning set forth in Section 11.1.

      "Global Certificate" has the meaning set forth in Section 9.4.

      "Global Preferred Security" has the meaning set forth in Section 7.3(a).

      "Holder" means a Person in whose name a Security or Successor Security is registered on the register maintained by or on behalf of the Registrar, such Person being a beneficial owner of the Trust within the meaning of the Statutory Trust Act.

      "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

      "Indenture" means the Indenture dated as of June 28, 2007, between the Debenture Issuer and the Debenture Trustee, as amended from time to time.

      "Individual" has the meaning set forth in Section 16.1.

      "Initial Purchaser of Common Securities" means American Home Mortgage Investment Corp., a Maryland corporation, or any successor entity resulting from any merger, consolidation, amalgamation or other business combination.

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      "Interest" has the meaning set forth in the Indenture.

      "Investment Company" means an investment company as defined in the Investment Company Act.

      "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

      "Investment Company Event" has the meaning set forth in Annex I.

      "IRS" means the United States Internal Revenue Service.

      "Legal Action" has the meaning set forth in Section 3.6(g).

      "Like Amount" has the meaning set forth in Annex I.

      "Liquidated Damages" has the meaning set forth in the Indenture.

      "Liquidation Amount" has the meaning set forth in Annex I.

      "Liquidation Distribution" has the meaning set forth in Annex I.

      "List of Holders" has the meaning set forth in Section 2.2(a).

      "Majority in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount of all outstanding Trust Securities of the relevant class.

      "Make-Whole Payment Price" has the meaning set forth in the Indenture.

      "Make-Whole Redemption Price" has the meaning set forth in Annex I.

      "Net Share Settlement Election" has the meaning set forth in Annex I.

      "Officers' Certificate" means, with respect to any Person, a certificate signed by any two of the following: the chairman of the board of directors, a vice chairman, the chief executive officer, the president, an executive vice president, a senior vice president, a vice president, the chief financial officer, the secretary or an assistant secretary, the treasurer or an assistant treasurer of the such Person. Any Officers' Certificate delivered by the Trust shall be signed by the Initial Purchaser of Common Securities or by an Administrative Trustee on behalf of the Trust. Any Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

            (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

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            (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

            (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

            (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with.

      "Opinion of Counsel" means a written opinion of counsel, who may be an employee of the Initial Purchaser of Common Securities, and who shall be reasonably acceptable to the Property Trustee.

      "Paying Agent" has the meaning specified in Section 7.4.

      "Payment Amount" has the meaning specified in Section 6.1.

      "Person" means a legal person, including any individual, corporation, estate, partnership, joint venture, association, joint-stock company, limited liability company, trust, unincorporated organization, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

      "Plan" has the meaning set forth in Section 7.1(f).

      "PORTAL" has the meaning set forth in Section 3.6(b)(iii).

      "Preferred Securities" has the meaning specified in Section 7.1(a).

      "Preferred Securities Certificate" means a certificate evidencing the Preferred Securities, in the form attached as Exhibit A-1 hereto.

      "Property Trustee" has the meaning set forth in Section 5.3(a).

      "Property Trustee Account" has the meaning set forth in Section 3.8(c)(i).

      "Pro Rata" has the meaning set forth in Annex I.

      "Purchase Agreement" has the meaning set forth in Section 7.3.

      "Purchasers" has the meaning set forth in the Purchase Agreement.

      "Quorum" means, at any time that there are more than two Administrative Trustees, a majority of the Administrative Trustees and, in all other cases, all of the Administrative Trustees.

      "Redemption/Distribution Notice" has the meaning set forth in Annex I.

      "Redemption Price" has the meaning set forth in Annex I.

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      "Registrar" has the meaning set forth in Section 7.4.

      "Registration Rights Agreement" has the meaning set forth in the Purchase Agreement.

      "Registration Statement" has the meaning set forth in Section 3.6(b)(i).

      "Related Party" means, with respect to the Initial Purchaser of Common Securities, any direct or indirect wholly owned subsidiary of the Initial Purchaser of Common Securities or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Initial Purchaser of Common Securities.

      "Repurchase Date" has the meaning set forth in the Indenture.

      "Responsible Officer" means any officer within the Corporate Trust Office of the Property Trustee with direct responsibility for the administration of this Declaration and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

      "Restricted Preferred Security" has the meaning specified in Section
9.2(a).

      "Restricted Securities Legend" means the legend specified in Section
9.2(c).

      "Securities" or "Trust Securities" means the Common Securities and the Preferred Securities.

      "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

      "Securities Guarantee" means the Guarantee Agreement dated as of June 28, 2007 of the Initial Purchaser of Common Securities in respect of the Trust Securities.

      "Special Event" has the meaning set forth in Annex I.

      "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. C.ss.ss..3801 et seq., as it may be amended from time to time, or any successor legislation.

      "Successor Administrative Trustee" has the meaning set forth in Section 5.7(b)(iii).

      "Successor Delaware Trustee" has the meaning set forth in Section 5.7(b)(ii).

      "Successor Entity" has the meaning set forth in Section 3.15(b)(i).

      "Successor Property Trustee" has the meaning set forth in Section 3.8(f)(ii).

      "Successor Securities" has the meaning set forth in Section 3.15(b)(i)(B).

      "Super Majority" has the meaning set forth in Section 2.6(b)(ii).

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      "25% in liquidation amount" means, with respect to the Trust Securities, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Trust Securities voting together as a single class or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities voting separately as a class, who are the record owners of 25% or more of the aggregate liquidation amount of all outstanding Securities of the relevant class.

      "Tax Event" has the meaning set forth in Annex I.

      "Termination of Trading" has the meaning set forth in the Indenture.

      "Trading Day" has the meaning set forth in the Indenture.

      "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

      "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

      "Trust Securities" or "Securities" means the Common Securities together with the Preferred Securities.

      "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, so long as such Person shall continue as a trustee in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

      "Unrestricted Global Preferred Security" has the meaning set forth in
Section 9.2(c).

                                   ARTICLE II
                               TRUST INDENTURE ACT

SECTION 2.1  Trust Indenture Act; Application.

      This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration in order for this Declaration to be qualified under the Trust Indenture Act and shall, to the extent applicable, be governed by such provisions.

            (a) The Property Trustee shall be the only Trustee which is a trustee for the purposes of the Trust Indenture Act.

            (b) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

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            (c) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

SECTION 2.2 Lists of Holders of Securities.

            (a) The Registrar on behalf of the Trust shall provide the Property Trustee, unless the Property Trustee is Registrar for the Securities, (i) within fourteen (14) days after each record date for payment of Distributions a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders ("List of Holders") as of such record date, provided that the Registrar on behalf of the Trust shall not be obligated to provide such List of Holders at any time that the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Registrar on behalf of the Trust, and
      (ii) at any other time, within thirty (30) days of receipt by the Trust of a written request for a List of Holders as of a date no more than fourteen
      (14) days before such List of Holders is given to the Property Trustee. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in the List of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity), provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

            (b) The Property Trustee shall comply with its obligations under Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

SECTION 2.3 Reports by the Property Trustee.

      Within sixty (60) days after January 1 of each year, commencing January 1, 2008 the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of
Section 313(d) of the Trust Indenture Act.

SECTION 2.4  Periodic Reports to Property Trustee.

      The Initial Purchaser of Common Securities, and either the Initial Purchaser of Common Securities or the Administrative Trustees on behalf of the Trust, shall provide to the Property Trustee such documents, reports and information as are required by Section 314 of the Trust Indenture Act (if any) and shall provide to the Property Trustee the compliance certificate required by
Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act, such compliance certificate to be delivered annually on or before one-hundred-twenty (120) days after the end of each fiscal year of the Initial Purchaser of Common Securities. Delivery of such documents, reports and information to the Property Trustee is for informational purposes only and the Property Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including compliance by the Initial Purchaser of Common

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Securities with any of its covenants hereunder (as to which the Property Trustee is entitled to rely exclusively on Officer's Certificates).

SECTION 2.5 Evidence of Compliance with Conditions Precedent.

      The Initial Purchaser of Common Securities, and either the Initial Purchaser of Common Securities or the Administrative Trustees on behalf of the Trust, shall provide to the Property Trustee such evidence of compliance with any conditions precedent provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) of the Trust Indenture Act may be given in the form of an Officers' Certificate.

SECTION 2.6 Events of Default, Waiver.

            (a) An Event of Default in respect of the Trust Securities means an Event of Default (as defined in the Indenture) that has occurred and is continuing in respect of the Debentures.

            (b) The Holders of a Majority in liquidation amount of Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying event of default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in aggregate principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

      The foregoing provisions of this Section 2.6(b) shall be in lieu of
Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or an Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote, or consent of the Holders of the Common Securities.

            (c) The Holders of a Majority in liquidation amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default with respect to the Common Securities and its consequences, provided that, if the underlying Event of Default under the
      Indenture:

                  (i) is not waivable under the Indenture, except where the
            Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this
            Section 2.6(c), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(c), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in aggregate liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, the Holders of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and their consequences if all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this Section 2.6(c) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(c), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

            (d) A waiver of an Event of Default under the Indenture by the Property Trustee, at the direction of the Holders of the Preferred Securities, constitutes a waiver of the corresponding Event of Default under this Declaration. The foregoing provisions of this Section 2.6(d) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

SECTION 2.7 Event of Default, Notice.

            (a) The Property Trustee shall, within ten (10) Business Days after the Property Trustee has actual knowledge that an Event of Default has occurred, (i) transmit by mail, first-class postage prepaid, to the Holders of the Securities and (ii) transmit by any means provided in this Declaration to the Administrative Trustees and the Initial Purchaser of Common Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured or waived before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for therein and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of or Interest (as defined in the Indenture), the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders.

            (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 5.01(a) (other than the payment or non-payment of Liquidated Damages and Additional Sums) and 5.01(b) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer charged with the administration of the Declaration shall have actual knowledge.

            (c) The Initial Purchaser of Common Securities, and the Administrative Trustees on behalf of the Trust, shall file annually with the Property Trustee a certification as to whether or not they are in compliance with all the conditions and covenants applicable to them under this Declaration.

                                   ARTICLE III
                                  ORGANIZATION

SECTION 3.1  Name.

      The Trust continued hereby is named "AHM Capital Trust I" as such name may be modified from time to time by the Administrative Trustees following written notice to the Delaware Trustee, the Property Trustee and the Holders. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Administrative Trustees.

SECTION 3.2  Office.

      The address of the principal office of the Trust is c/o American Home Mortgage Investment Corp. , 538 Broadhollow Road, Melville, New York 11747,
Attention: Chief Financial Officer. On ten (10) Business Days' written notice to the Delaware Trustee, the Property Trustee and the Holders of Securities, the Administrative Trustees may designate another principal office.

SECTION 3.3  Purpose.

      The exclusive purposes and functions of the Trust are (a) to issue and sell the Preferred Securities; (b) to issue and sell the Common Securities to the Initial Purchaser of Common Securities in a total liquidation amount equal to at least three percent (3%) of the Trust's total capital; (c) to use the proceeds from the sale of the Securities to acquire the Debentures, and (d) except as otherwise limited herein, to engage in only those other activities necessary, advisable or incidental thereto, including, without limitation, those activities specified in Sections 3.6, 3.8, 3.9, 3.10, 3.11 and/or 3.12. The Trust shall not acquire any investments, sell or assign Trust property, borrow money, issue debt or reinvest proceeds derived from investments, mortgage or pledge any of its assets, take or consent to any action that would result in the placement of a lien on any of the Trust property, issue any securities other than the Preferred Securities or Common Securities or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust, or the Debentures to be treated as other than indebtedness of the Debenture Issuer for United States federal, state and local tax purposes.

SECTION 3.4  Authority.

      The Trust shall have the power and authority and is hereby authorized to undertake the actions set forth above and to own property and conduct its business as contemplated herein, in the Indenture and in the Purchase Agreement. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Administrative Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Administrative Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no Person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

SECTION 3.5 Title to Property of the Trust.

      Except as provided in Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Trust. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

SECTION 3.6 Powers and Duties of the Administrative Trustees.

      The Administrative Trustees, acting individually or together, shall have the exclusive power, duty and authority, and are hereby authorized and directed, to cause the Trust to engage in the following activities:

            (a) to issue and sell the Securities in accordance with this Declaration; provided, however, (i) the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities, (ii) there shall be no interests in the Trust other than the Securities, and (iii) the issuance of Securities shall be limited to a simultaneous issuance of both Preferred Securities and Common Securities at the Closing Time;

            (b) in connection with the issue and sale of the Preferred Securities at the direction of the Initial Purchaser of Common Securities, to:

                  (i) execute and file with the Commission, at such time as
            determined by the Initial Purchaser of Common Securities, a registration statement (the "Registration Statement") prepared by the Initial Purchaser of Common Securities, including any amendments thereto, covering resales by holders of the Common Stock issuable upon conversion of Preferred Securities by the holder thereof, and take all other actions as directed by the Initial Purchaser of Common Securities in connection with the Registration Rights Agreement;

                  (ii) execute and file any documents prepared by the Initial
            Purchaser of Common Securities, or take any acts as determined by the Initial Purchaser of Common Securities to be necessary in order to qualify or register all or part of the Preferred Securities in any state or foreign jurisdiction in which the Initial Purchaser of Common Securities has determined to qualify or register such Preferred Securities for sale;

                  (iii) execute and file an application, prepared by the Initial
            Purchaser of Common Securities, to the Private Offerings, Resale and Trading through Automated Linkages ("PORTAL") Market and, at such time, if any, as determined by the Initial Purchaser of Common Securities to the New York Stock Exchange, Inc. or any other national stock exchange for listing or quotation upon notice of issuance of any Preferred Securities, but if and only if the Initial Purchaser of Common Securities has authorized the Administrative Trustees to make such filing;

                  (iv) execute and deliver letters, documents, or instruments with DTC and other Clearing Agencies relating to the Preferred Securities;

                  (v) execute and enter into the Purchase Agreement providing for the sale of the Preferred Securities;

                  (vi) execute and enter into the Registration Rights Agreement and pursuant thereto execute and file with the Commission a registration statement on Form S-1 or Form S-3, including any amendments thereto, prepared by the Initial Purchaser of Common Securities relating to the registration of the Common Stock under the Securities Act; and

                  (vii) execute and file any agreement, certificate or other document which such Administrative Trustee deems necessary or appropriate in connection with the issuance and sale of the Preferred Securities;

            (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Administrative Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of Preferred Securities and Holders of Common Securities;

            (d) to give the Initial Purchaser of Common Securities and the Property Trustee prompt written notice of the occurrence of a Special Event;

            (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions (subject to Section 15.3 hereof), voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates, except as such duty has expressly been accorded to the Property Trustee under the terms hereof (including Annex
      I);

            (f) to take all actions and perform such duties as may be required of the Administrative Trustees pursuant to the terms of the Securities;

            (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action, or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

            (h) to defend all claims and demands of all Persons at any time claiming any liens on any of the Trust property adverse to the interest of the Trust or the Holders in their capacity as Holders;

            (i) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors, and consultants and pay reasonable compensation for such services;

            (j) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

            (k) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Administrative Trustee;

            (l) to incur expenses that are necessary or incidental to carry out any of the purposes of the Trust;

            (m) to act as, or appoint another Person to act as, Registrar, Conversion Agent or Exchange Agent for the Securities or to appoint a Paying Agent for the Securities as provided in Section 7.4, except for such time as such power to appoint a Paying Agent is vested in the Property Trustee;

            (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders or to enable the Trust to effect the purposes for which the Trust was created;

            (o) to take any action, not inconsistent with this Declaration, the Certificate of Trust or with applicable law, that the Administrative Trustees determine in their discretion to be necessary or desirable in carrying out the activities of the Trust as set out in this Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment
            Company under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States
            federal income tax purposes as a grantor trust and not as an association taxable as a corporation or partnership; and

                  (iii) cooperating with the Debenture Issuer to ensure that the
            Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

      provided that any such action does not materially adversely affect the interests of the Holders of the Preferred Securities or cause the trust to be treated as other than a grantor trust for United States federal income tax purposes, or the Debentures to be treated as other than indebtedness of the Debenture Issuer for United States federal, state and local tax purposes;

            (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Administrative Trustees, on behalf of the Trust; and

            (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

      The Administrative Trustees must exercise the powers set forth in this
Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Administrative Trustees shall not take any action that is inconsistent with the purposes and functions of the Trust set forth in Section 3.3.

      Subject to this Section 3.6, the Administrative Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8.

      Any expenses incurred by the Administrative Trustees pursuant to this
Section 3.6 shall be reimbursed by the Initial Purchaser of Common Securities.

      Any Administrative Trustee shall have the right to resign as Administrative Trustee by delivery to the Initial Purchaser of the Common Securities of a written notice of resignation not less than twenty (20) Business Days prior to the time the resignation is to take effect, and such resignation shall be effective as provided in the notice of resignation whether or not a Successor Administrative Trustee shall have been appointed.

SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

            (a) The Trust shall not, and the Trustees (including the Property Trustee and the Delaware Trustee) shall not, engage in any business, activities or transactions except as expressly provided herein or contemplated hereby. In particular, the Trust shall not and the Administrative Trustees shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the
            Debentures, but shall distribute all such proceeds to Holders pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any investments or assets other than as expressly provided herein, or engage in any activities not authorized by this Declaration;

                  (iii) sell, assign, transfer, exchange, pledge, set-off or otherwise dispose of any of the Trust property or interests therein, including to the Holders, except as expressly provided herein;

                  (iv) take any action or fail to take any action that would cause the Trust to fail or cease to qualify as a grantor trust for United States federal income tax purposes, or the Debentures to be treated as other than indebtedness of the Debenture Issuer for United States federal, state and local tax purposes ;

                  (v) possess Trust property for other than a Trust purpose;

                  (vi) make any loans or incur any indebtedness;

                  (vii) have any power to, or consent to any action that would vary the investment (within the meaning of Treasury Regulation
            Section 301.7701-4(c)) of the Trust or of the Holders;

                  (viii) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities;

                  (ix) execute mortgages, pledge, otherwise encumber any of the
            Trust's assets or take or consent to any action that would result in the placement of a lien on any of the Trust property; or

                  (x) revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by subsequent vote of such Holders.

            (b) So long as the Property Trustee holds any Debentures, the Trustees may not, without obtaining the prior consent of the Holders of a Majority in liquidation amount of all outstanding Preferred Securities:
      (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or execute any trust or power conferred on the Debenture Trustee with respect to the Debentures; (ii) revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities except by subsequent vote of such Holders; (iii) waive any past default that is waivable under Section 5.07 of the Indenture; (iv) exercise any right to rescind or annul a declaration accelerating the maturity of the principal of the Debentures; or (v) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided further, where a consent under the Indenture would require the consent of Holders of a Super Majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of that aggregate stated liquidation amount of the Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent. In addition to obtaining the approval of the Holders of the Preferred Securities, the Property Trustee shall be under no obligation to take any of the actions described in clause (iii), (iv) or
      (v) unless the Property Trustee has obtained advice of Cadwalader, Wickersham & Taft LLP or an Opinion of Counsel experienced in such matters to the effect that the Trust will not fail to be classified as a grantor trust for federal income tax purposes, or the Debentures as indebtedness of the Debenture Issuer for United States federal, state and local tax purposes, after taking the action into account and each Holder will be treated as owning an undivided beneficial interest in the Debentures. The foregoing provisions of this Section 3.7(b) are subject to Section 7.8 hereof.

SECTION 3.8 Powers and Duties of the Property Trustee.

            (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Holders. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

            (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Administrative Trustees (in its capacity as such to the extent that the Person serving as Property Trustee is also an Administrative Trustee) or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

            (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments or cause the Paying Agent to make payments to the Holders from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act, is at least investment grade;

                  (ii) engage in such ministerial activities as shall be
            necessary or appropriate to effect the redemption of the Trust Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the
            Administrative Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders upon the occurrence of certain events.

            (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

            (e) Subject to Section 3.9(a), the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default (of which a Responsible Officer has actual knowledge), including in respect of enforcing rights under the Indenture and the Debentures in respect of an event of default thereunder, or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

            (f) The Property Trustee shall not resign as a Trustee unless either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders pursuant to the terms of the Securities; or

                  (ii) a successor Property Trustee has been appointed and has accepted that appointment in accordance with Section 5.7 (a "Successor Property Trustee").

            (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer occurs and is continuing, the Property Trustee shall, for the benefit of Holders, enforce its rights as holder of the Debentures subject to the rights of the Holders pursuant to the terms of this Declaration and the Securities.

            (h) The Property Trustee shall be authorized to undertake any actions set forth in Section 317(a) of the Trust Indenture Act.

            (i) For such time as the Property Trustee is the Paying Agent, the Property Trustee may authorize one or more Persons, acceptable to the Administrative Trustees and the Holder of Common Securities, to act as additional Paying Agents and to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any such additional Paying Agent may be removed by the Property Trustee at any time the Property Trustee remains as Paying Agent and a successor Paying Agent or additional Paying Agents may be (but are not required to be) appointed at any time by the Property Trustee while the Property Trustee is so acting as Paying Agent.

            (j) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Administrative Trustees set forth in Section 3.6.

      Notwithstanding anything expressed or implied to the contrary in this Declaration or any Annex or Exhibit hereto, (i) the Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and (ii) the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

            (a) The Property Trustee, before the occurrence of any Event of Default and after the curing or waiving of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and in the Securities and no implied covenants or obligations shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs. If no such Event of Default exists and the Property Trustee is required to decide between alternative courses of action or to construe ambiguous provisions in this Declaration or is unsure of the application of any provision of this Declaration, and the matter is not one on which Holders of the Preferred Securities or the Common Securities are entitled under this Declaration to vote, then the Property Trustee shall take such action as directed by the Holder of Common Securities and, if not directed, shall take such action as it deems advisable and in the best interests of the Holders of Preferred Securities and will have no liability, except for its own bad faith, negligence or willful misconduct.

            (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                        (A) the duties and obligations of the Property Trustee
                  shall be determined solely by the express provisions of this Declaration and in the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration and in the Securities, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                        (B) in the absence of bad faith on the part of the
                  Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; provided, however, that in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not on their face they conform to the requirements of this Declaration (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein);

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a majority in liquidation amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the
            Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the
            custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any
            interest on any money received by it. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law;

                  (viii) the Property Trustee shall not be responsible for
            monitoring the compliance by the Administrative Trustees or the Initial Purchaser of Common Securities with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Administrative Trustees (other than to the extent that the Property Trustee also serves as an Administrative Trustee) or the Initial Purchaser of Common Securities; and

                  (ix) the Property Trustee shall not be deemed to have notice of any Event of Default unless a Responsible Officer of the Property Trustee has actual knowledge thereof or unless written notice of any event which is in fact such a default is received by the Property Trustee at the Corporate Trust Office of the Property Trustee, and such notice references the Securities and this Indenture, except as set forth in Section 2.7(b).

SECTION 3.10  Certain Rights of Property Trustee.

            (a) Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Initial Purchaser of Common
            Securities or the Administrative Trustees contemplated by this Declaration may be sufficiently evidenced by an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the
            Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Initial Purchaser of Common Securities or the Administrative Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or re-registration thereof;

                  (v) the Property Trustee may consult with counsel or other experts of its selection and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion, such counsel may be counsel to the Initial Purchaser of

            Common Securities or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at any time to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to
            exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security and indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including reasonable attorneys' fees and expenses and the expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee provided, that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Property Trustee shall not be bound to make any
            investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, custodian, nominee or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action;

                  (x) whenever in the administration of this Declaration the
            Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee (i) may request instructions from the Holders which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action, (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received, and (iii) shall be protected in conclusively relying on or acting in accordance with such instructions;

                  (xi) except as otherwise expressly provided by this
            Declaration, the Property Trustee shall not be under any obligation to take any action that is discretionary under the provisions of this Declaration;

                  (xii) the Property Trustee shall not be liable for any action taken, suffered, or omitted to be taken by it in good faith, without negligence, and reasonably believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Declaration;

                  (xiii) the rights, privileges, protections, immunities and benefits given to the Property Trustee, including, without limitation, its right to be indemnified, are extended to, and shall be enforceable by, the Property Trustee in each of its capacities hereunder, and to each agent, custodian and other Person employed to act hereunder;

                  (xiv) the Property Trustee may request that the Initial
            Purchaser of Common Securities deliver an Officers' Certificate setting forth the names of individuals and/or titles of officers authorized at such time to take specified actions pursuant to this Declaration, which Officers' Certificate may be signed by any person authorized to sign an Officers' Certificate, including any person specified as so authorized in any such certificate previously delivered and not superseded; and

                  (xv) The permissive rights of the Property Trustee to do
            things enumerated in this Declaration shall not be construed as duties.

            (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty. In the exercise of its discretion, the Property Trustee shall take no action or fail to take any action that, to the actual knowledge of a Responsible Officer of the Property Trustee, would cause the Trust to be treated as other than a grantor trust for United States federal income tax purposes, or the Debentures as other than indebtedness of the Debenture Issuer for United States federal, state and local tax purposes, provided, however, that the Property Trustee, at the expense of the Initial Purchaser of Common Securities, shall consult with legal tax counsel experienced in such matters in the event of an Event of Default.

SECTION 3.11  Delaware Trustee.

      Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Administrative Trustees or the Property Trustee described in this Declaration. Except as set forth in
Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807 of the Statutory Trust Act. In the event the Delaware Trustee shall at any time be required to take any action or perform any duty hereunder, the Delaware Trustee shall be entitled to the benefits of Section 3.9(b)(ii) to (viii), inclusive, and Section 3.10. No implied covenants or obligations shall be read into this Declaration against the Delaware Trustee.

SECTION 3.12 Execution of Documents.

      Unless otherwise determined by the Administrative Trustees, and except as otherwise required by the Statutory Trust Act, any one or more of the Administrative Trustees is authorized to execute and deliver on behalf of the Trust any documents, agreements, instruments or certificates that the Administrative Trustees have the power and authority to execute pursuant to
Section 3.6.

SECTION 3.13 Not Responsible for Recitals or Issuance of Securities.

      The recitals contained in this Declaration and the Securities shall be taken as the statements of the Initial Purchaser of Common Securities, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

SECTION 3.14  Duration of Trust.

      The Trust, unless terminated pursuant to the provisions of Article VIII hereof, shall have existence up to July 1, 2042.

SECTION 3.15  Mergers.

            (a) The Trust may not merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease all or substantially all of its properties and assets to any Person, except as described in Section 3.15(b) and (c) and except with respect to the distribution of Debentures to Holders pursuant to Section 8.1(a)(iii) of this Declaration or Section 3 of Annex I.

            (b) The Trust may, at the request of the Holder of Common Securities, with the consent of the Administrative Trustees (which consent will not be unreasonably withheld) and without the consent of the Holders, the Delaware Trustee or the Property Trustee, merge with or into, consolidate, amalgamate, or be replaced by, or convey, transfer or lease all or substantially all of its properties and assets to, a trust organized as such under the laws of any State; provided that:

                  (i) such successor entity (if not the original Trust) (the
            "Successor Entity") either:

                        (A) expressly assumes all of the obligations of the
                  Trust under the Securities; or

                        (B) substitutes for the Securities other securities
                  having substantially the same terms as the Securities (the "Successor Securities") so long as the Successor Securities rank the same as the Securities rank with respect to Distributions and payments upon liquidation, redemption and otherwise, provided, however that the Administrative Trustee first obtains advice of Cadwalader, Wickersham & Taft LLP or the opinion of counsel of the Trust experienced in such matters, to the effect that such substitution would not vary the investment (within the meaning of Treasury Regulation
                  Section 301.7701-4(c)) of the Trust or of the Holders;

                  (ii) the Holder of Common Securities expressly appoints a
            trustee of any Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                  (iii) any such preferred Successor Securities are listed, or any such preferred Successor Securities will be listed upon notification of issuance, on any national securities exchange or with another organization on which the Preferred Securities are then listed or quoted, if any;

                  (iv) if the Preferred Securities (including any Successor
            Securities) or the Debentures are rated by any nationally recognized statistical rating organization prior to such transaction, such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not cause either the Preferred Securities (including any Successor Securities), or the Debentures to have a lower rating by any nationally recognized statistical rating organization;

                  (v) such merger, consolidation, amalgamation, replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect or cause the Trust or the successor entity to be treated as other than a grantor trust for United States federal income tax purposes, or the Debentures as other than indebtedness of the Debenture Issuer for United States federal, state and local tax purposes;

                  (vi) any Successor Entity has a purpose substantially
            identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation,
            replacement, conveyance, transfer or lease, each of the Holder of Common Securities and the Property Trustee has received advice of Cadwalader, Wickersham & Taft LLP or an opinion of counsel to the Trust experienced in such matters to the effect that:

                        (A) such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease does not adversely affect the rights, preferences and privileges of the Holders (including the holders of any Successor Securities) in any material respect;

                        (B) following such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease, neither the Trust nor the Successor Entity will be an Investment Company; and

                        (C) following such merger, consolidation, amalgamation,
                  replacement, conveyance, transfer or lease, the Trust continues to be, and the Successor Entity will be, classified as a grantor trust for United States federal income tax purposes;

                  (viii) the Holder of Common Securities or any permitted
            successor or assignee owns all of the common securities of any Successor Entity and guarantees the obligations of such Successor Entity under any Successor Securities at least to the extent provided by the Guarantee Agreement; and

                  (ix) there shall have been furnished to the Property Trustee an Officer's Certificate and an Opinion of Counsel, each to the effect that all conditions precedent in this Declaration to such transaction have been satisfied.

            (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease all or substantially all of its properties and assets to any other Person or permit any other Person to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger, replacement, conveyance, transfer or lease would cause the Trust or the Successor Entity not to be classified as a grantor trust for United States federal income tax purposes, or the Debentures to be treated as other than indebtedness of the Debenture Issuer for United States federal, state and local tax purposes, or would cause any holder of the Preferred Securities or the Successor Securities not to be treated as owning an undivided beneficial interest in the Debentures.

                                   ARTICLE IV
                     INITIAL PURCHASER OF COMMON SECURITIES

SECTION 4.1  Purchase of Common Securities by Initial Purchaser.

      At the Closing Time, the Initial Purchaser of Common Securities will purchase all of the Common Securities then issued by the Trust, the aggregate liquidation amount of which shall at such date equal at least three percent (3%) of the total capital of the Trust.

SECTION 4.2 Responsibilities of the Initial Purchaser of Common Securities.

      In connection with the issue and sale of the Preferred Securities, the Initial Purchaser of Common Securities shall have the exclusive right and responsibility to engage in the following activities:

            (a) to prepare for filing with the Commission the Registration Statement with respect to the Common Stock issuable upon conversion of the Preferred Securities, including any amendments thereto;

            (b) to determine the states and foreign jurisdictions in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Initial Purchaser of Common Securities deems necessary or advisable in order to comply with the applicable laws of any such states and foreign jurisdictions;

            (c) if so determined by the Initial Purchaser of Common Securities, to prepare for filing by the Trust an application to PORTAL;

            (d) to negotiate the terms of the Purchase Agreement, the Registration Rights Agreement and other related agreements providing for the sale of the Preferred Securities; and

            (e) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary or incidental to the foregoing.

SECTION 4.3  Right to Proceed.

      The Initial Purchaser of Common Securities acknowledges the rights of the Holders of Preferred Securities, in the event that a failure of the Trust to pay Distributions on the Preferred Securities is attributable to the failure of the Debenture Issuer to pay Interest or principal on the Debentures and the rights of the Holders to institute a proceeding directly against the Debenture Issuer for enforcement of its payment obligations on the Debentures.

SECTION 4.4 Right to Terminate Trust.

      The Holder of Common Securities will have the right at any time to terminate the Trust and, after satisfaction of liabilities to creditors of the Trust as required by applicable law, to cause the Debentures to be distributed to the Holders of the Trust Securities in liquidation of the Trust.

SECTION 4.5 Obligations of the Initial Purchaser.

      The Initial Purchaser of Common Securities agrees to take the position, for United States federal and state income and franchise tax purposes, that (i) the Trust is a grantor trust and not a partnership or any association taxable as a corporation, and (ii) the Debentures constitute indebtedness of the Debenture Issuer.

                                    ARTICLE V
                                    TRUSTEES

SECTION 5.1  Number of Trustees: Appointment of Co-Trustee.

      The number of Trustees initially shall be five (5), consisting of three
(3) Administrative Trustees, the Delaware Trustee and the Property Trustee, and:

            (a) at any time before the issuance of any Securities, the Initial Purchaser of Common Securities may, by written instrument, increase or decrease the number of Trustees; and

            (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities;

provided, however, that, the number of Trustees shall in no event be less than three (3); provided further that (1) one Trustee, in the case of a natural person, shall be a person who is a resident of the State of Delaware or that, if not a natural person, is an entity which has its principal place of business in the State of Delaware (the "Delaware Trustee"); (2) there shall be at least one Trustee to perform ministerial functions who may be an employee or officer of, or is affiliated with, the Initial Purchaser of Common Securities (an "Administrative Trustee"); and (3) one Trustee shall be the Property Trustee for so long as this Declaration is required to qualify as an indenture under the Trust Indenture Act, and such Trustee may also serve as Delaware Trustee if it meets the applicable requirements. The term "Administrative Trustees" as used herein shall include all Trustees who are Administrative Trustees of the Trust, or if there shall be only one Administrative Trustee, then such term shall be deemed to refer to such Administrative Trustee. Notwithstanding the above, unless an Event of Default shall have occurred and be continuing, at any time or times, for the purpose of meeting the legal requirements of the Trust Indenture Act or of any jurisdiction in which any part of the Trust's property may at the time be located, the Holders of a Majority in liquidation amount of the Common Securities acting as a class at a meeting of the Holders of the Common Securities, and the Administrative Trustees shall have power to appoint one or more Persons either to act as a co-trustee, jointly with the Property Trustee, of all or any part of the Trust's property, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in such capacity any property, title, right or power deemed necessary or desirable, subject to the provisions of this Declaration. In case an Event of Default has occurred and is continuing, the Property Trustee alone shall have power to make any such appointment of a co-trustee.

SECTION 5.2  Delaware Trustee.

      If required by the Statutory Trust Act, the Delaware Trustee shall be:

            (a) a natural person who is a resident of the State of Delaware; or

            (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of applicable law,

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee and Section 3.11 shall have no application.

SECTION 5.3  Property Trustee; Eligibility.

            (a) There shall at all times be one Trustee (the "Property Trustee") which shall act as Property Trustee which shall:

                  (i) not be an Affiliate of the Initial Purchaser of Common
            Securities; and

                  (ii) be a corporation or national banking association
            organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least fifty (50) million U.S. dollars ($50,000,000), and subject to supervision or examination by federal, state, territorial or District of Columbia authority. If such corporation or national banking association publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such Person shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

            (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

            (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

            (d) The Guarantee Agreement shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

            (e) The initial Property Trustee shall be:

                  Wilmington Trust Company
                  Rodney Square North,
                  1100 North Market Street,
                  Wilmington, Delaware 19890,

                  Facsimile: (302) 636-4140
                  Telephone: (302) 651-1000
                  Attention: Corporate Capital Markets - AHM Capital Trust I

SECTION 5.4 Certain Qualifications of Administrative Trustees and Delaware Trustee Generally.

      Each Administrative Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

SECTION 5.5 Administrative Trustees.

      The initial Administrative Trustees shall be:

                  Michael Strauss;

                  Stephen A. Hozie; and

                  Alan B. Horn,

                  each at:

                  c/o American Home Mortgage Investment Corp.
                  538 Broadhollow Road
                  Melville, New York 11747
                  Facsimile: (631) 777-3289
                  Telephone: (516) 620-1061
                  Attention: Chief Executive Officer

            (a) To the extent that, at any time or from time to time, there is more than one Administrative Trustee,

                  (i) except as expressly set forth in this Declaration and
            except if a meeting of the Administrative Trustees is called with respect to any matter over which the Administrative Trustees have power to act, any power of the Administrative Trustees may be exercised by, or with the consent of, any one such Administrative Trustee; and

                  (ii) unless otherwise determined by the Administrative
            Trustees, and except as otherwise required by the Statutory Trust Act or applicable law, any Administrative Trustee is authorized to execute on behalf of the Trust any documents which the Administrative Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6, provided, that, any Registration Statement referred to in Section 3.6, including any amendments thereto, shall, to the extent required by applicable law, be signed by all of the Administrative Trustees.

SECTION 5.6  Delaware Trustee.

      The initial Delaware Trustee shall be:

                  Wilmington Trust Company
                  Rodney Square North,
                  1100 North Market Street,
                  Wilmington, Delaware 19890
                  Attn: Corporate Capital Markets - AHM Capital Trust I
                  Facsimile: (302) 636-4140
                  Telephone: (302) 651-1000

SECTION 5.7 Appointment, Removal and Resignation of Trustees.

            (a) Except as provided otherwise in this Section 5.7 and in Annex I hereto Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written
            instrument executed by the Initial Purchaser of Common Securities;

                  (ii) after the issuance of any Securities:

                        (A) unless an Event of Default shall have occurred and
                  be continuing, by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities, or without a meeting by the written consent of the Holders of a Majority in liquidation amount of the Common Securities; and

                        (B) if an Event of Default shall have occurred and be
                  continuing, in which event the Property Trustee or the Delaware Trustee may be removed only by the vote of Holders of a Majority in liquidation amount of the Preferred Securities voting as a class at a meeting of Holders of the Preferred Securities, or without a meeting by the written consent of the Holders of a Majority in liquidation amount of the Preferred Securities.

            (b) (i) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a Successor Property Trustee has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the removed Property Trustee, the remaining Trustees and the Initial Purchaser of Common Securities; and

                  (ii) The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and 5.4 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the removed Property Trustee, the remaining Trustees and the Initial Purchaser of Common Securities.

                  (iii) The Administrative Trustee shall not be removed in
            accordance with Section 5.7(a) unless and until at least one other Trustee shall have been appointed and shall have accepted such appointment to act as an Administrative Trustee hereunder (a "Successor Administrative Trustee") by written instrument executed by such Successor Administrative Trustee and delivered to the Initial Purchaser of Common Securities.

            (c) A Trustee appointed to office shall hold office until his successor shall have been appointed or until his death, removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the other Trustees, the Initial Purchaser of Common Securities and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the
            Property Trustee or Administrative Trustee shall be effective:

                        (A) except as otherwise provided in Section 3.6, until a
                  Successor Property Trustee or Successor Administrative Trustee, as the case may be, has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee or Successor Administrative Trustee, as the case may be, and delivered to the Trust, the Delaware Trustee, the Initial Purchaser of Common Securities, the resigning Property Trustee and/or the resigning Administrative Trustee, as applicable; or

                        (B) until the assets of the Trust have been completely
                  liquidated and the proceeds thereof distributed to the Holders; and

                  (ii) No such resignation of the Trustee that acts as the
            Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Property Trustee, the Initial Purchaser of Common Securities and the resigning Delaware Trustee.

            (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

            (e) If no Successor Property Trustee or Successor Delaware Trustee shall have been appointed and accepted appointment as provided in this
      Section 5.7 within sixty (60) days after delivery of an instrument of resignation or removal, the Property Trustee or Delaware Trustee resigning or being removed, as applicable, at the expense of the Initial Purchaser of Common Securities, may petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee. Such court may thereupon, after prescribing such notice, if any, as it may deem proper and prescribe, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

            (f) No Property Trustee, Delaware Trustee or Administrative Trustee shall be liable for the acts or omissions to act of any Successor Property Trustee, Successor Delaware Trustee or Successor Administrative Trustee, as the case may be.

            (g) At the time of resignation or removal of the Property Trustee, the Delaware Trustee or Administrative Trustee, the Debenture Issuer shall pay to such Trustee any amounts that may be owed to such Trustee pursuant to Section 10.4.

SECTION 5.8  Vacancies Among Trustees.

      If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to Section 5.1, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by an Administrative Trustee shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with Section 5.7.

SECTION 5.9  Effect of Vacancies.

      The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to dissolve, terminate or annul the Trust. Whenever a vacancy in the number of Administrative Trustees shall occur, until such vacancy is filled by the appointment of an Administrative Trustee in accordance with Section 5.7, the Administrative Trustees in office, regardless of their number, shall have all the powers granted to the Administrative Trustees and shall discharge all the duties imposed upon the Administrative Trustees by this Declaration.

SECTION 5.10  Meetings.

      If there is more than one Administrative Trustee, meetings of the Administrative Trustees shall be held from time to time upon the call of any Administrative Trustee. Regular meetings of the Administrative Trustees may be held at a time and place fixed by resolution of the Administrative Trustees. Notice of any in-person meetings of the Administrative Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before such meeting. Notice of any telephonic meetings of the Administrative Trustees or any committee thereof shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of an Administrative Trustee at a meeting shall constitute a waiver of notice of such meeting except where an Administrative Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Unless provided otherwise in this Declaration, any action of the Administrative Trustees may be taken at a meeting by vote of a majority of the Administrative Trustees present

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

(whether in person or by telephone), provided that a Quorum is present, or without a meeting by the unanimous written consent of the Administrative Trustees. In the event there is only one Administrative Trustee, any and all action of such Administrative Trustee shall be evidenced by a written consent of such Administrative Trustee.

SECTION 5.11  Delegation of Power.

            (a) Any Administrative Trustee may, by power of attorney consistent with applicable law, delegate to any other Person his, her or its power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing; and

            (b) The Administrative Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Administrative Trustees or otherwise as the Administrative Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of this Declaration.

SECTION 5.12  Merger, Conversion, Consolidation or Succession to Business.

      If the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, is merged, converted or consolidated into another Person, or any such Trustee is a party to a merger, conversion or consolidation that results in a new entity, or any Person succeeds to all or substantially all the corporate trust business of the Property Trustee, the Delaware Trustee or any Administrative Trustee that is not a natural person, as the case may be, the new entity shall be the successor of the Property Trustee, the Delaware Trustee or the Administrative Trustee, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided such Person shall be otherwise qualified and eligible.

                                   ARTICLE VI
                                  DISTRIBUTIONS

SECTION 6.1  Distributions

      Holders shall receive Distributions in accordance with the applicable terms of the relevant Holder's Securities. If and to the extent that the Debenture Issuer makes a payment of Interest (including Liquidated Damages and Additional Sums) or principal on the Debentures held by the Property Trustee, or other amounts payable thereunder with respect to overdue installments of principal or Interest, or any other payments (including, without limitation, make-whole payments, if any) with respect to the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

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

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

SECTION 7.1  General Provisions Regarding Securities.

            (a) The Trust shall issue one class of convertible trust preferred securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Preferred Securities") and one class of common securities representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I (the "Common Securities"). The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

            (b) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

            (c) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable, and each Holder thereof shall be entitled to the benefits provided by this Declaration.

            (d) Each Holder or beneficial owner of any Preferred Security agrees, for United States federal and state income and franchise tax purposes:

                     (i) to treat the Trust as a grantor trust and not as a
              partnership or an association taxable as a corporation;

                     (ii) to the treatment of such Holder or beneficial owner as a grantor owner of an undivided interest in the Debentures; and

                     (iii) to treat the Debentures as indebtedness of the
              Initial Purchaser of Common Securities;

            (e) If contrary to the parties' intent, the Trust is not treated as a grantor trust for United States federal income tax purposes, the parties intend that (1) the Trust will be treated as a partnership for United States federal income tax purposes, (2) all income, gain, losses and deductions for each taxable year will be allocated among the Holders in a manner consistent with Section 704 of the Code and the regulations thereunder, so as to cause the capital accounts of each Holder to equal the amount that each Holder would be entitled to receive if the Trust were to liquidate and distribute all of its income and assets in accordance with the Holders' interests as reflected in the Declaration, and (3) no allocation to the Holders of the Preferred Securities will be characterized as a guaranteed payment under Section 707(c) of the Code.

            (f) On each day from the date on which the Holder acquires the Preferred Securities through and including the date on which the Holder disposes of its interests in such Preferred Securities: (a) such Holder is not an employee benefit plan or other similar retirement plan or arrangement, whether or not subject to the Employee

      Retirement Income Security Act of 1974, as amended ("ERISA") or Section 4975 of the Code (or any similar laws or regulations), or an entity whose underlying assets are considered to include the assets of any such plans and arrangements (each, a "Plan") and no part of the assets to be used by such Holder to acquire and/or hold the Preferred Securities or any interest therein constitutes plan assets of any Plan or (b) the acquisition, holding, and, if applicable, conversion of the Preferred Securities by such Holder will not constitute a non-exempt prohibited transaction under the Title I of ERISA or Section 4975 of the Code or a violation under any other applicable laws and regulations that are similar to the provisions of Title I of ERISA or Section 4975 of the Code; and

            (g) Each Preferred Security Certificate will bear the following legend:

            BY ITS ACQUISITION OF THIS CERTIFICATE THE HOLDER REPRESENTS THAT EITHER (I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER SIMILAR RETIREMENT PLAN OR ARRANGEMENT, WHETHER OR NOT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA") OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OR ANY SIMILAR LAWS OR REGULATIONS) OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE THE ASSETS OF ANY SUCH PLANS AND ARRANGEMENTS (EACH, A "PLAN") AND NO PART OF THE ASSETS TO BE USED BY THE HOLDER TO ACQUIRE AND/OR HOLD THIS CERTIFICATE OR ANY INTEREST THEREIN CONSTITUTES PLAN ASSETS OF ANY PLAN OR (II) THE ACQUISITION, HOLDING, AND, IF APPLICABLE, CONVERSION OF THIS CERTIFICATE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER THE TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY OTHER APPLICABLE LAWS AND REGULATIONS THAT ARE SIMILAR TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

            (h) Each Preferred Security Certificate and Common Security Certificate will bear the following legend:

      "THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY ARE SUBJECT TO SIGNIFICANT RESTRICTIONS ON OWNERSHIP AND TRANSFER. EXCEPT AS OTHERWISE PROVIDED PURSUANT TO AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST, DATED JUNE 28, 2007, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME., (I) NO INDIVIDUAL MAY BENEFICIALLY OWN TRUST SECURITIES IN EXCESS OF 9.8% OF THE TOTAL VALUE OF THE TRUST SECURITIES, (II) NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES OF COMMON STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES

      OR ANY COMBINATION THEREOF IN EXCESS OF 6.5% OF THE MORE RESTRICTIVE OF THE TOTAL NUMBER OR VALUE OF THE OUTSTANDING SHARES OF COMMON STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. (TAKING INTO ACCOUNT THE COMMON STOCK INTO WHICH THE TRUST SECURITIES ARE CONVERTIBLE TO THE EXTENT PROVIDED IN CODE SECTION 544 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), (III) NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF IT WOULD CAUSE ANY INDIVIDUAL TO BENEFICIALLY OWN IN EXCESS OF 6.5% OF THE VALUE OF THE SHARES OF EQUITY STOCK, TREATING THE TRUST SECURITIES AS EQUITY STOCK OR, ALTERNATIVELY, TREATING THE TRUST SECURITIES AS THE COMMON STOCK INTO WHICH THEY ARE CONVERTIBLE (TO THE EXTENT PROVIDED IN CODE SECTION 544 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), IF EITHER TREATMENT WOULD CAUSE THIS PROVISION TO BE VIOLATED, (IV) NO PERSON MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF SUCH OWNERSHIP WOULD RESULT IN AMERICAN HOME MORTGAGE INVESTMENT CORP. BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND (V) NO PERSON MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF SUCH OWNERSHIP WOULD CAUSE AMERICAN HOME MORTGAGE INVESTMENT CORP. TO FAIL TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST UNDER THE CODE. ANY PERSON WHO ATTEMPTS OR PROPOSES TO BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY AMERICAN HOME MORTGAGE INVESTMENT CORP. IN WRITING. IF AN ATTEMPT IS MADE TO VIOLATE OR THERE IS A VIOLATION OF THESE RESTRICTIONS, (A) ANY PURPORTED TRANSFER WILL BE VOID AB INITIO AND WILL NOT BE RECOGNIZED BY AMERICAN HOME MORTGAGE INVESTMENT CORP. AND (B) ANY PURPORTED OR ATTEMPTED BENEFICIAL OWNERSHIP OF SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN VIOLATION OF THESE RESTRICTIONS, WHETHER AS A RESULT OF A TRANSFER OR NON-TRANSFER EVENT, WILL BE TRANSFERRED AUTOMATICALLY TO A SHARE TRUST AND SHALL BE DESIGNATED SHARES-IN-TRUST. ALL TERMS USED IN THIS LEGEND AND DEFINED IN AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST DATED JUNE 28, 2007, HAVE THE MEANINGS PROVIDED IN AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST DATED JUNE 28, 2007, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SECURITYHOLDER WHO SO REQUESTS. THIS LEGEND IS INTENDED TO PREVENT AMERICAN HOME MORTGAGE INVESTMENT CORP. FROM BEING TREATED AS CLOSELY HELD WITHIN THE

      MEANING OF SECTION 856(a)(6) AND SECTION 856(h) OF THE INTERNAL REVENUE CODE, AND SHALL BE CONSTRUED CONSISTENT WITH THIS INTENT."

            (i) Every Person, by virtue of having become a Holder or a beneficial owner in any Global Preferred Security in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration.

SECTION 7.2 Execution and Authentication.

            (a) The Securities shall be signed on behalf of the Trust by an Administrative Trustee. In case any Administrative Trustee of the Trust who shall have signed any of the Securities shall cease to be such Administrative Trustee before the Securities so signed shall be delivered by the Trust, such Securities nevertheless may be delivered as though the person who signed such Securities had not ceased to be such Administrative Trustee; and any Securities may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Security, shall be the Administrative Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not an Administrative Trustee.

            (b) One Administrative Trustee shall sign the Securities for the Trust by manual or facsimile signature.

      A Preferred Security shall not be valid until authenticated by the manual or facsimile signature of an authorized signatory of the Property Trustee. The signature shall be conclusive evidence that the Preferred Security has been authenticated under this Declaration.

      Upon a written order of the Trust signed by the Initial Holder of Common Securities, the Property Trustee shall authenticate the Preferred Securities for original issue. The aggregate number of Preferred Securities outstanding at any time shall not exceed the number set forth in the Terms in Annex I hereto except as provided in Section 7.6.

      The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Preferred Securities. An authenticating agent may authenticate Preferred Securities whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as the Property Trustee to deal with the Initial Purchaser of Common Securities or an Affiliate.

SECTION 7.3  Form and Dating.

      The Preferred Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A-1 and the Common Securities shall be evidenced by one or more certificates substantially in the form of Exhibit A-2, each of which is hereby incorporated in and expressly made a part of this Declaration. The Property Trustee's certificate of authentication shall be substantially in the form set forth in Exhibit A-1. Certificates representing the Securities may be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Administrative Trustees, as evidenced by their execution thereof. The Securities may have letters, CUSIP or other numbers, notations or other marks of identification or designation and such legends or endorsements required by law, stock exchange rule, agreements to which the Trust is subject, if any, or usage (provided that any such notation, legend or endorsement is in a form acceptable to the Trust). The Trust at the direction of the Initial Purchaser of Common Securities shall furnish any such legend not contained in Exhibit A-1 to the Property Trustee in writing. Each Security shall be dated the date of its authentication. The terms and provisions of the Securities set forth in Annex I and the forms of Securities set forth in Exhibits A-1 and A-2 are part of the terms of this Declaration and to the extent applicable, the Property Trustee and the Initial Purchaser of Common Securities, by their execution and delivery of this Declaration, expressly agree to such terms and provisions and to be bound thereby.

      The Preferred Securities are being offered and sold by the Trust pursuant to a Purchase Agreement relating to the Preferred Securities, dated June 28, 2007, among the Trust, the Initial Purchaser of Common Securities and the Purchasers named therein (the "Purchase Agreement").

            (a) Global Securities. The Preferred Securities shall initially be issued in the form of one or more permanent Global Certificates in definitive, fully registered form without distribution coupons as set forth in Exhibit A-1 hereto (a "Global Preferred Security"), which shall be deposited on behalf of the purchasers of the Global Preferred Securities represented thereby with the Property Trustee, at its Corporate Trust Office, as custodian for the Clearing Agency, and registered in the name of the Clearing Agency or a nominee of the Clearing Agency, duly executed by the Trust and authenticated by the Property Trustee as hereinafter provided. The number of Preferred Securities represented by a Global Preferred Security may from time to time be increased or decreased by adjustments made on the records of the Property Trustee and the Clearing Agency or its nominee as hereinafter provided. Except as provided in Section 9.2(g), owners of beneficial interests in a Global Preferred Security will not be entitled to receive Certificated Preferred Securities.

            (b) Book-Entry Provisions. This Section 7.3(b) shall apply only to the Global Preferred Securities and such other Preferred Securities in global form as may be authorized by the Trust to be deposited with or on behalf of the Clearing Agency.

            An Administrative Trustee shall execute and the Property Trustee shall, in accordance with this Section 7.3, authenticate and make available for delivery initially one or more Global Preferred Securities that (i) shall be registered in the name of Cede & Co. or other nominee of a Clearing Agency and (ii) shall be delivered by the Property Trustee to such Clearing Agency or pursuant to such Clearing Agency's written instructions or, if no such written instructions are received by the Property Trustee, held by the Property Trustee as custodian for the Clearing Agency.

            Clearing Agency Participants shall have no rights under this Declaration with respect to any Global Preferred Security held on their behalf by the Clearing Agency or by the Property Trustee as the custodian of the Clearing Agency or under such Global

      Preferred Security, and the Clearing Agency may be treated by the Trust, the Property Trustee and any agent of the Trust or the Property Trustee as the absolute owner of such Global Preferred Security for all purposes whatsoever. Notwithstanding the foregoing, nothing herein shall prevent the Trust, the Property Trustee or any agent of the Trust or the Property Trustee from giving effect to any written certification, proxy or other authorization furnished by the Clearing Agency or impair, as between the Clearing Agency and its Participants, the operation of customary practices of such Clearing Agency governing the exercise of the rights of a holder of a beneficial interest in any Global Preferred Security.

            (c) Certificated Preferred Securities. Owners of definitive, fully registered certificated Preferred Securities ("Certificated Preferred Securities") will not be entitled to receive beneficial interests in a Global Preferred Security.

            (d) Authorized Denominations. The Preferred Securities are issuable only in denominations of $1,000.00 and any integral multiple thereof.

SECTION 7.4  Registrar, Paying Agent, Conversion Agent and Exchange Agent.

      The Trust shall maintain (i) an office or agency where Preferred Securities may be presented for registration of transfer ("Registrar"), (ii) an office or agency where Preferred Securities may be presented for payment ("Paying Agent"), (iii) an office or agency where Preferred Securities may be presented for conversion ("Conversion Agent") and (iv) an office or agency where Preferred Securities may be presented for repurchase upon the occurrence of a Change In Control or a Termination of Trading ("Exchange Agent"). The Registrar shall keep a register of the Preferred Securities and of their transfer. The Administrative Trustees may appoint the Registrar, the Paying Agent, the Conversion Agent and the Exchange Agent and may appoint one or more co-Registrars, one or more additional paying agents, one or more additional conversion agents and one or more additional exchange agents in such other locations as it shall determine. The term "Registrar" includes any additional registrar, "Paying Agent" includes any additional paying agent, "Conversion Agent" includes any additional conversion agent and "Exchange Agent" includes any additional exchange agent. The Administrative Trustees may change any Registrar, Paying Agent, Conversion Agent or Exchange Agent without prior notice to any Holder. Any Paying Agent, Conversion Agent or Exchange Agent may be removed by the Administrative Trustees at any time and a successor Paying Agent or Conversion Agent or Exchange Agent or additional Paying Agent, Conversion Agent or Exchange Agent may be appointed at any time by the Administrative Trustees. The Paying Agent, the Conversion Agent and the Exchange Agent may resign upon thirty (30) days written notice to the Administrative Trustees. The Administrative Trustees shall notify the Property Trustee of the name and address of any Agent not a party to this Declaration. If the Administrative Trustees fail to appoint or maintain another entity as Registrar, Paying Agent, Conversion Agent or Exchange Agent, the Property Trustee shall act as such. The Trust shall act as Paying Agent and Registrar for the Common Securities.

      The Trust initially appoints the Property Trustee, at its Corporate Trust Office, as Registrar, Paying Agent, Conversion Agent and Exchange Agent for the Preferred Securities.

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

SECTION 7.5  Paying Agent to Hold Money in Trust.

      The Trust shall require each Paying Agent other than the Property Trustee to agree in writing that the Paying Agent will hold in trust for the benefit of Holders or the Property Trustee all money held by the Paying Agent for the payment of liquidation amounts or Distributions, and will notify the Property Trustee if there are insufficient funds for such purpose. While any such insufficiency continues, the Property Trustee may require a Paying Agent to pay all money held by it to the Property Trustee. The Trust at any time may require a Paying Agent to pay all money held by it to the Property Trustee and to account for any money disbursed by it. Upon payment over to the Property Trustee, the Paying Agent (if other than the Trust or an Affiliate of the Trust) shall have no further liability for the money. If the Trust or the Initial Purchaser of Common Securities or an Affiliate of the Trust or the Initial Purchaser of Common Securities acts as Paying Agent, it shall segregate and hold in a separate trust fund for the benefit of the Holders all money held by it as Paying Agent.

SECTION 7.6 Replacement Securities.

      If a Holder claims that a Security owned by it has been lost, destroyed or wrongfully taken or if such Security is mutilated and is surrendered to the Trust or in the case of the Preferred Securities to the Property Trustee, the Trust shall issue and the Property Trustee shall, upon written order of the Trust, authenticate a replacement Security if the Property Trustee's and the Trust's requirements, as the case may be, are met. An indemnity bond must be provided by the Holder which, in the judgment of the Property Trustee and the Initial Purchaser of Common Securities, is sufficient to protect the Trustees, the Initial Purchaser of Common Securities, the Trust or any authenticating agent from any loss which any of them may suffer if a Security is replaced. The Trust may charge such Holder for its expenses in replacing a Security.

      No service charge shall be made to a Holder for any registration or transfer or exchange, but the Initial Purchaser of Common Securities, on behalf of the Trust, may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

SECTION 7.7  Outstanding Preferred Securities.

      The Preferred Securities outstanding at any time are all the Preferred Securities authenticated by the Property Trustee except for those cancelled by it, those delivered to it for cancellation, and those described in this Section as not outstanding.

      If a Preferred Security is replaced pursuant to Section 7.6 hereof, it ceases to be outstanding unless the Property Trustee receives proof satisfactory to it that the replaced Preferred Security is held by a bona fide purchaser.

      If Preferred Securities are considered paid in accordance with the terms of this Declaration, including upon conversion thereof into Common Stock, they cease to be outstanding and Distributions on them shall cease to accumulate, subject, in the case of Preferred Securities which have been converted, to the rights of Holders as of a record date with respect to the Distribution to be paid on the applicable Distribution Payment Date.

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

      A Preferred Security does not cease to be outstanding because one of the Trust, the Initial Purchaser of Common Securities or an Affiliate of the Initial Purchaser of Common Securities holds the Security.

SECTION 7.8 Preferred Securities in Treasury.

      In determining whether the Holders of the required amount of Securities have concurred in any direction, waiver or consent, Preferred Securities owned by the Trust, a Trustee, the Initial Purchaser of Common Securities or an Affiliate of the Initial Purchaser of Common Securities, as the case may be, shall be disregarded and deemed not to be outstanding, except that for the purposes of determining whether the Property Trustee shall be fully protected in relying on any such direction, waiver or consent, only Securities which a Responsible Officer of the Property Trustee actually knows are so owned shall be so disregarded.

SECTION 7.9  Temporary Securities.

      Until definitive Securities are ready for delivery, the Trust may prepare and, in the case of the Preferred Securities, the Property Trustee shall, upon receipt of a written order of the Trust, authenticate temporary Securities. Temporary Securities shall be substantially in the form of definitive Securities but may have variations that the Trust considers appropriate for temporary Securities. Without unreasonable delay, the Trust shall prepare and, in the case of the Preferred Securities, the Property Trustee shall, upon receipt of a written order of the Trust, authenticate, definitive Securities in exchange for temporary Securities. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Declaration as definitive Securities.

SECTION 7.10  Cancellation.

      The Trust at any time may deliver Preferred Securities to the Property Trustee for cancellation. The Registrar, Paying Agent, Conversion Agent and Exchange Agent shall forward to the Property Trustee any Preferred Securities surrendered to them for registration of transfer, redemption, conversion, exchange or payment (including payment following a Change in Control or a Termination of Trading). The Property Trustee shall promptly cancel all Preferred Securities, surrendered for registration of transfer, redemption, conversion, exchange, payment, replacement or cancellation and shall dispose of cancelled Preferred Securities in accordance with its customary procedures unless the Trust otherwise directs. The Trust may not issue new Preferred Securities to replace Preferred Securities that it has paid or that have been delivered to the Property Trustee for cancellation or that any Holder has converted or presented for repayment following a Change in Control or a Termination of Trading.

SECTION 7.11  CUSIP Numbers.

      The Trust in issuing the Preferred Securities may use "CUSIP" numbers (if then generally in use), and, if so, the Property Trustee shall use "CUSIP" numbers in notices of redemption as a convenience to Holders of Preferred Securities; provided that any such notice may state that no representation is made as to the correctness of such numbers either as printed on the Preferred Securities or as contained in any notice of a redemption and that reliance may be placed only on the other identification numbers printed on the Preferred Securities, and any such

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

redemption shall not be affected by any defect in or omission of such numbers. The Initial Purchaser of Common Securities will promptly notify the Property Trustee of any change in the CUSIP numbers.

SECTION 7.12  Payment.

      Payments in respect of the Global Preferred Securities shall be made to the Clearing Agency or its nominee, and the Clearing Agency shall credit the relevant accounts at the Clearing Agency. Payments on the Securities issued in certificated form may be made at the option of the Trust (i) by check mailed to the Holder at such address set forth on the books and records of the Trust or the Registrar or (ii) by transfer to an account maintained by the Holder entitled thereto, provided that proper transfer instructions have been received in writing by the relevant record date.

                                  ARTICLE VIII
                              TERMINATION OF TRUST

SECTION 8.1  Termination of Trust.

            (a) The Trust shall automatically terminate:

                  (i) upon the bankruptcy of the Debenture Issuer;

                  (ii) upon the filing of a certificate of dissolution or
            liquidation or its equivalent with respect to the Debenture Issuer;

                  (iii) following the distribution of all of the Debentures to the Holders, provided that, the Property Trustee has received written notice from the Holder of Common Securities directing the Property Trustee to terminate the Trust (which direction is optional, and except as otherwise expressly provided below, within the discretion of the Holder of Common Securities);

                  (iv) upon the entry of a decree of judicial dissolution of the
            Trust by a court of competent jurisdiction;

                  (v) when all of the Securities shall have been called for
            redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                  (vi) upon the redemption or repayment of the Debentures at
            Maturity;

                  (vii) the expiration of the term of the Trust provided in
            Section 3.14;

                  (viii) when all of the Preferred Securities shall have been converted into shares of Common Stock of the Initial Purchaser of Common Securities; or

                  (ix) when all Preferred Securities shall have been presented for repurchase following a Change in Control or a Termination of Trading and a Like

            Amount of Debentures shall have been repurchased upon such Change in Control or a Termination of Trading by the Debenture Issuer.

            (b) As soon as is practicable upon completion of winding up of the Trust following the occurrence of an event referred to in Section 8.1(a), the Administrative Trustees shall file a certificate of cancellation with the Secretary of State of the State of Delaware in accordance with the Statutory Trust Act.

            (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                              TRANSFER OF INTERESTS

SECTION 9.1  Transfer of Securities.

            (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

            (b) For so long as the Trust Securities remain outstanding, the Initial Purchaser of Common Securities will covenant (i) to maintain, directly or indirectly, 100% ownership of the Common Securities, provided that any successor of the Initial Purchaser of Common Securities permitted hereunder or under the Indenture may succeed to the Initial Purchaser's of Common Securities ownership of such Common Securities, (ii) not to cause, as Initial Purchaser of Common Securities of the Trust, or to permit, as Holder of the Common Securities, the dissolution, winding-up, liquidation or termination of the Trust, except in connection with a distribution of the Debentures as provided in the Declaration, the redemption or repurchase of all of the Trust Securities and in connection with certain mergers, consolidations or amalgamations in each case, as permitted by this Declaration, (iii) to use commercially reasonable efforts to cause the Trust to remain a statutory trust, (iv) to use its reasonable efforts, consistent with the terms and provisions of this Declaration, to cause the Trust to remain classified as a grantor trust and not as an association taxable as a corporation for United States federal income tax purposes,
      (v) to treat the Debentures as indebtedness of the Initial Purchaser of Common Securities; and (vi) to use its reasonable efforts to ensure that the Trust will not be an "investment company" for purposes of the Investment Company Act of 1940.

            (c) The Administrative Trustees shall provide for the registration of Securities and of the transfer of Securities, which will be effected without charge but only upon payment (with such indemnity as the Administrative Trustees may require) in respect of any tax or other governmental charges that may be imposed in connection with any transfer or exchange. Upon surrender for registration of transfer of any Securities, the Administrative Trustees shall cause one or more new Securities to be issued in the name of the designated transferee or transferees. Every Security surrendered for registration of transfer shall be accompanied by a written instrument of transfer in form satisfactory to the Administrative Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Security surrendered for registration of transfer shall be canceled by the Property Trustee (in the case of Preferred Securities) or the Trust (in the case of Common Securities). A transferee of a Security shall be entitled to the rights and subject to the obligations of a Holder hereunder upon the receipt by such transferee of a Security. By acceptance of a Security, each transferee shall be deemed to have agreed to be bound by this Declaration.

SECTION 9.2 Transfer Procedures and Restrictions.

            (a) General. Each Preferred Security that bears or is required to bear the Restricted Securities Legend set forth in Section 9.2(c) is referred to herein as a "Restricted Preferred Security" and shall be subject to the restrictions on transfer set forth in Section 9.2(c). Subject to Section 9.2(c), if Preferred Securities are issued upon the transfer, exchange or replacement of Preferred Securities bearing the Restricted Securities Legend, or if a request is made to remove such Restricted Securities Legend on Preferred Securities, the Preferred Securities so issued shall bear the Restricted Securities Legend, or the Restricted Securities Legend shall not be removed, as the case may be, unless there is delivered to the Trust and the Property Trustee such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Initial Purchaser of Common Securities, that
      (i) neither the legend nor the restrictions on transfer set forth therein are required to ensure that transfers thereof comply with the provisions of Rule 144A under the Securities Act or any other available exemption from the registration requirements of the Securities Act or (ii) that such Securities may be sold pursuant to the provisions of Rule 144(k) under the Securities Act. Upon provision of such satisfactory evidence, the Property Trustee, at the written direction of an Administrative Trustee on behalf of the Trust, shall authenticate and deliver Preferred Securities that do not bear the Restricted Securities Legend.

            (b) [Reserved]

            (c) Restricted Securities Legend. Except as permitted by the last paragraph of this Section 9.2(c), each Preferred Security certificate evidencing the Global Preferred Securities and any Certificated Preferred Securities (and all Preferred Securities issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form (the "Restricted Securities Legend"):

      THIS SECURITY AND THE SHARES OF AMERICAN HOME MORTGAGE INVESTMENT CORP. COMMON STOCK ISSUABLE UPON CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF AMERICAN HOME MORTGAGE INVESTMENT CORP. COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

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

      THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE") WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AMERICAN HOME MORTGAGE INVESTMENT CORP. OR ANY AFFILIATE OF AMERICAN HOME MORTGAGE INVESTMENT CORP. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO AMERICAN HOME MORTGAGE INVESTMENT CORP. OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO AMERICAN HOME MORTGAGE INVESTMENT CORP.'S, AND THE PROPERTY TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PROPERTY TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER UPON THE EARLIER OF THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE (C) ABOVE AND THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

            Upon any sale or transfer of a Restricted Preferred Security (including any Restricted Preferred Security represented by a Global Preferred Security) pursuant to an available exemption from the registration requirements of the Securities Act and compliance with the last two sentences of Section 9.2(a) all requirements pertaining to Restricted Securities Legends on any Preferred Security included within such sale or transfer will cease to apply, and beneficial interests in a Preferred Security in global form without Restricted Securities Legends will be available to transferees of such Preferred Securities. After such sale or transfer the Administrative Trustees shall execute and deliver and the Property Trustee shall, upon receipt of a written order of the Trust, authenticate a Preferred Security in global form without the Restricted Securities Legend (the "Unrestricted Global Preferred Security") to deposit with the Clearing Agency to evidence transfers of beneficial interests from the Global Preferred Security and the Registrar shall permit the Holder thereof to exchange such Restricted Preferred Security for an interest in the Unrestricted Global Preferred Security.

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

            (d) Transfer and Exchange of Certificated Preferred Securities. When Certificated Preferred Securities are presented to the Registrar or co-Registrar

                  (x) to register the transfer of such Certificated Preferred
            Securities; or

                  (y) to exchange such Certificated Preferred Securities which became mutilated, destroyed, defaced, stolen or lost, for an equal number of Certificated Preferred Securities,

the Registrar or co-Registrar shall register the transfer or make the exchange as requested if its reasonable requirements for such transaction are met; provided, however, that the Certificated Preferred Securities surrendered for transfer or exchange

                  (i) shall be duly endorsed or accompanied by a written
            instrument of transfer in form reasonably satisfactory to the Trust and the Registrar or co-Registrar, duly executed by the Holder thereof or his attorney duly authorized in writing; and

                  (ii) in the case of Certificated Preferred Securities that are
            Restricted Preferred Securities, and are being transferred or exchanged, such transfer or exchange shall be pursuant to, and in compliance with, clause (A), (B) or (C) below:

                        (A) if such Restricted Preferred Securities are being
                  delivered to the Registrar by a Holder for registration in the name of such Holder, without transfer, such Holder shall deliver a certification to that effect (in the form set forth on the reverse of the Preferred Security);

                        (B) such Restricted Preferred Securities are being
                  transferred to the Initial Purchaser of Common Securities or a subsidiary thereof; or

                        (C) if such Restricted Preferred Securities are being
                  transferred pursuant to an exemption from registration in accordance with Rule 144A under the Securities Act or an available exemption from the registration requirements of the Securities Act, such Holder shall deliver: (i) a certification to that effect (in the form set forth on the reverse of the Preferred Security) and (ii) if the Trust or Registrar so requests, evidence reasonably satisfactory to them as to the compliance with the restrictions set forth in the Restricted Securities Legend.

            (e) [Reserved]

            (f) Transfer and Exchange of Global Preferred Securities. The transfer and exchange of Global Preferred Securities or beneficial interests therein shall be effected through the Clearing Agency, in accordance with this Declaration (including applicable restrictions on transfer set forth herein, if any) and the procedures of the Clearing Agency therefor.

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

            Notwithstanding any other provisions of this Declaration (other than subsection (g) of this Section 9.2), a Global Preferred Security may not be transferred as a whole except by the Clearing Agency to a nominee of the Clearing Agency or another nominee of the Clearing Agency or by the Clearing Agency or any such nominee to a successor Clearing Agency or a nominee of such successor Clearing Agency.

            (g) Restrictions on Transfer of a Beneficial Interest in a Global Preferred Security for a Certificated Preferred Security. Except as provided below, holders of beneficial interests in a Global Preferred Security shall not be entitled to have certificates registered in their names and will not receive physical delivery of certificates in definitive form.

                  (i) A Global Preferred Security deposited with the Clearing
            Agency or with the Property Trustee as custodian for the Clearing Agency pursuant to Section 7.3 shall be transferred to the beneficial owners thereof in the form of Certificated Preferred Securities only if (a) the Clearing Agency notifies the Initial Purchaser of Common Securities that it is unwilling or unable to continue as Clearing Agency for such Global Preferred Security or if at any time such Clearing Agency ceases to be a "clearing agency" registered under the Exchange Act and a clearing agency is not appointed by the Initial Purchaser of Common Securities within ninety (90) days of such notice, (b) a Default or an Event of Default has occurred and is continuing or (c) the Trust at its sole discretion elects to cause the issuance of Certificated Preferred Securities.

                  (ii) Any Global Preferred Security that is transferable to the beneficial owners thereof in the form of Certificated Preferred Securities pursuant to this Section 9.2 shall be surrendered by the Clearing Agency to the Property Trustee, to be so transferred, in whole or from time to time in part, without charge, and the Property Trustee shall authenticate and make available for delivery, upon such transfer of each portion of such Global Preferred Security, an equal aggregate liquidation amount of Preferred Securities of authorized denominations in the form of Certificated Preferred Securities. Any portion of a Global Preferred Security transferred pursuant to this Section shall be registered in such names and in such authorized denominations as the Clearing Agency, pursuant to instructions from its Clearing Agency Participants or otherwise, shall instruct the Property Trustee in writing. The Property Trustee shall deliver such Preferred Securities to the Persons in whose names such Preferred Securities are so registered in accordance with such instructions of the Clearing Agency. Any Preferred Security in the form of Certificated Preferred Securities delivered in exchange for an interest in the Restricted Global Preferred Security shall, except as otherwise provided in this Section 9.2, bear the Restricted Securities Legend.

                  (iii) In the event of the occurrence of any event specified in
            Section 9.2(g)(i), the Trust will promptly make available to the Property Trustee a reasonable supply of Certificated Preferred Securities in fully registered form without distribution coupons.

            (h) Cancellation or Adjustment of Global Preferred Security. At such time as all beneficial interests in a Global Preferred Security have either been exchanged for Certificated Preferred Securities to the extent permitted by this Declaration or redeemed, repurchased or canceled in accordance with the terms of this Declaration, such Global Preferred Security shall be returned to the Clearing Agency for cancellation or retained and canceled by the Property Trustee. At any time prior to such cancellation, if any beneficial interest in a Global Preferred Security is exchanged for Certificated Preferred Securities, Preferred Securities represented by such Global Preferred Security shall be reduced and an adjustment shall be made on the books and records of the Clearing Agency and the Registrar, to reflect such reduction.

            (i) Legend on Global Securities. Any Preferred Security in global form may be endorsed with or have incorporated in the text thereof such legends or recitals or changes not inconsistent with the provisions of this Declaration as may be required by the Clearing Agency or by the National Association of Securities Dealers, Inc. in order for the Preferred Securities to be tradable on The PORTAL Market or as may be required for the Preferred Securities to be tradable on any other market developed for trading of securities pursuant to Rule 144A or required to comply with any applicable law or any regulation thereunder or with the rules and regulations of any securities exchange or automated quotation system upon which the Preferred Securities may be listed or traded or to conform with any usage with respect thereto, or to indicate any special limitations or restrictions to which any particular Securities are subject.

            (j) Obligations with Respect to Transfers of Preferred Securities.
      (i) To permit registrations of transfer, the Trust shall execute and the Property Trustee shall authenticate Global Preferred Securities at the Registrar's or co-Registrar's request in accordance with the terms of this Declaration.

                  (ii) Registrations of transfer will be effected without
            charge, but only upon payment (with such indemnity as the Trust or the Initial Purchaser of Common Securities may require) in respect of any tax or other governmental charge that may be imposed in relation to it.

                  (iii) The Registrar or co-Registrar shall not be required to:
            (a) issue, register the transfer of or exchange Preferred Securities during a period beginning at the opening of business fifteen (15) days before the day of mailing of a notice of redemption or any notice of selection of Preferred Securities for redemption and ending at the close of business on the day of such mailing; or (b) register the transfer or exchange of any Preferred Security selected for redemption, in whole or in part except, in the case of any Preferred Security being redeemed in part, any portion thereof not to be redeemed.

                  (iv) Prior to the due presentation for registration of
            transfer of any Preferred Security, the Trust, the Property Trustee, the Paying Agent, the Registrar or any co-Registrar may deem and treat the Person in whose name a Preferred Security is registered as the absolute owner of such Preferred Security for the purpose of receiving Distributions on such Preferred Security and for all other purposes whatsoever, and none of the Trust, the Property Trustee, the Paying Agent, the Registrar or any co- Registrar shall be affected by notice to the contrary.

                  (v) All Preferred Securities issued upon any transfer or
            exchange pursuant to the terms of this Declaration shall evidence the same security and shall be entitled to the same benefits under this Declaration as the Preferred Securities surrendered upon such transfer or exchange.

            (k) No Obligation of the Property Trustee. (i) The Property Trustee shall have no responsibility or obligation to any beneficial owner of a Global Preferred Security, a Clearing Agency Participant in the Clearing Agency or other Person with respect to the accuracy of the records of the Clearing Agency or its nominee or of any Clearing Agency Participant thereof, with respect to any ownership interest in the Preferred Securities or with respect to the delivery to any Clearing Agency Participant, beneficial owner or other Person (other than the Clearing Agency) of any notice (including any notice of redemption) or the payment of any amount, under or with respect to such Preferred Securities. All notices and communications to be given to the Holders and all payments to be made to Holders under the Preferred Securities shall be given or made only to or upon the order of the registered Holders (which shall be the Clearing Agency or its nominee in the case of a Global Preferred Security). The rights of beneficial owners in any Global Preferred Security shall be exercised only through the Clearing Agency subject to the applicable rules and procedures of the Clearing Agency. The Property Trustee may conclusively rely and shall be fully protected in relying upon information furnished by the Clearing Agency or any agent thereof with respect to its Clearing Agency Participants and any beneficial owners.

                  (ii) The Property Trustee and the Registrar shall have no
            obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Declaration or under applicable law with respect to any transfer of any interest in any Preferred Security (including any transfers between or among Clearing Agency Participants or beneficial owners in any Global Preferred Security) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by, the terms of this Declaration, and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 9.3  Deemed Security Holders.

      The Trustees may treat the Person in whose name any Security shall be registered on the books and records of the Trust as the sole owner of such Security for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Security on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

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

SECTION 9.4  Book-Entry Interests.

      Global Preferred Securities shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of the Clearing Agency and shall be in the form of a global certificate (the "Global Certificate"), and no beneficial owner in any Global Preferred Security will receive a Certificated Preferred Security representing such beneficial owner's interests in such Global Preferred Securities, except as provided in Section
9.2. Unless and until definitive, fully registered Certificated Preferred Securities have been issued to the beneficial owners in any Global Preferred Security pursuant to Section 9.2:

            (a) the provisions of this Section 9.4 shall be in full force and effect;

            (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration in respect of Global Preferred Securities (including the payment of Distributions on the Global Preferred Securities and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificate and shall have no obligation to the beneficial owners in any Global Preferred Security;

            (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this
      Section 9.4 shall control; and

            (d) the rights of the beneficial owners in any Global Preferred Security shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such beneficial owners in any Global Preferred Security and the Clearing Agency and/or the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificate to such Clearing Agency Participants. DTC will make book-entry transfers among the Clearing Agency Participants.

SECTION 9.5 Notices to Clearing Agency.

      Whenever a notice or other communication to the Preferred Security Holders is required to be given by a Trustee under this Declaration, such Trustee shall give all such notices and communications specified herein to be given to the Holders of Global Preferred Securities to the Clearing Agency, and shall have no notice obligations to the beneficial owners in any Global Preferred Security.

SECTION 9.6  Appointment of Successor Clearing Agency.

      If any Clearing Agency elects to discontinue its services as securities depositary with respect to the Preferred Securities, the Administrative Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

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

                                    ARTICLE X
     LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

SECTION 10.1  Liability.

            (a) Except as expressly set forth in this Declaration, the Securities Guarantee and the terms of the Securities, the Initial Purchaser of Common Securities shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders which shall be made solely from assets of the Trust; or

                  (ii) required to pay to the Trust or to any Holder any deficit upon dissolution of the Trust or otherwise.

            (b) The Debenture Issuer, in its capacity as such, shall be liable for all of the debts and obligations of the Trust (other than in respect of the Securities) as provided in the Indenture.

            (c) Pursuant to Section 3803(a) of the Statutory Trust Act, the Holders shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

SECTION 10.2  Exculpation.

            (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's negligence or willful misconduct with respect to such acts or omissions.

            (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses, or any other facts pertinent to the existence and amount of assets from which Distributions to Holders might properly be paid.

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

SECTION 10.3  Fiduciary Duty.

            (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any other Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any other Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

            (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Declaration or any other agreement
            contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices, and any applicable U.S. generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise.

            (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration.

SECTION 10.4  Indemnification.

            (a) (i) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made

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      a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person, against expenses (including attorneys' fees and expenses), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Debenture Issuer shall indemnify, to the full extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees and expenses) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such Person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) To the extent that a Company Indemnified Person shall be successful on the merits or otherwise (including dismissal of an action without prejudice or the settlement of an action without admission of liability) in defense of any action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a), or in defense of any claim, issue or matter therein, he shall be indemnified, to the full extent permitted by law, against expenses (including attorneys' fees) actually and reasonably incurred by him in connection therewith.

                  (iv) Any indemnification under paragraphs (i) and (ii) of this
            Section 10.4(a) (unless ordered by a court) shall be made by the Debenture Issuer only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made by the Common Security Holder of the Trust.

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                  (v) Expenses (including attorneys' fees and expenses) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and (ii) of this Section 10.4(a) shall be paid by the Debenture Issuer in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Debenture Issuer as authorized in this Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Debenture Issuer if a determination is reasonably and promptly made by the Common Security Holder of the Trust, that, based upon the facts known to the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                  (vi) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vii) The Debenture Issuer or the Trust may purchase and
            maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture Issuer would have the power to indemnify him against such liability under the provisions of this
            Section 10.4(a).

                  (viii) For purposes of this Section 10.4(a), references to the
            "Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the

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            resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (ix) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person.

            (b) The Debenture Issuer agrees to indemnify (i) the Property Trustee, (ii) the Delaware Trustee, (iii) any Affiliate of the Property Trustee or the Delaware Trustee, and (iv) any officers, directors, stockholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee or the Delaware Trustee (each of the Persons in (i) through (iv), including the Property Trustee and the Delaware Trustee in their respective individual capacities, being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any and all loss, liability, damage, claim or expense including taxes (other than taxes based on the income of such Fiduciary Indemnified Person) incurred without negligence or bad faith on the part of such Fiduciary Indemnified Person, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder, including the advancement of funds to cover the costs and expenses (including reasonable legal fees and expenses) of defending against or investigating any claim or liability in connection with the exercise or performance of any of the powers or duties of such Fiduciary Indemnified Person hereunder. The obligation to indemnify and advance as set forth in this Section 10.4(b) shall survive the resignation or removal of the Property Trustee or the Delaware Trustee and the satisfaction and discharge of this Declaration.

SECTION 10.5  Outside Businesses.

      Any Covered Person, the Initial Purchaser of Common Securities, the Delaware Trustee and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Initial Purchaser of Common Securities, the Delaware Trustee or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Initial Purchaser of Common Securities, the Delaware Trustee and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Delaware Trustee and the Property Trustee may engage or be interested in any financial or other transaction with the Initial Purchaser of Common Securities or any Affiliate of the Initial Purchaser of Common Securities, or may act as depositary for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Initial Purchaser of Common Securities or its Affiliates.

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SECTION 10.6  Compensation; Fees.

      The Debenture Issuer agrees:

            (a) to pay to the Trustees from time to time such compensation for all services rendered by them hereunder as the parties shall agree in writing from time to time (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust); and

            (b) except as otherwise expressly provided herein, to reimburse the Trustees upon request for all reasonable expenses, disbursements and advances incurred or made by the Trustees in accordance with any provision of this Declaration (including the reasonable compensation and the expenses and disbursements of their respective agents and counsel), except any such expense, disbursement or advance as may be attributable to its negligence or bad faith.

The provisions of this Section 10.6 shall survive the dissolution of the Trust and the termination of this Declaration and the removal or resignation of any Trustee.

      No Trustee may claim any lien or charge on any property of the Trust as a result of any amount due pursuant to this Section 10.6.

                                   ARTICLE XI
                                   ACCOUNTING

SECTION 11.1  Fiscal Year.

      The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

SECTION 11.2  Certain Accounting Matters.

            (a) At all times during the existence of the Trust, the Administrative Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with U.S. generally accepted accounting principles, consistently applied.

            (b) The Administrative Trustees shall cause to be duly prepared and delivered to each of the Holders, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Administrative Trustees shall endeavor to deliver all such information statements within thirty (30) days after the end of each Fiscal Year of the Trust.

            (c) The Administrative Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on an

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      IRS Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Administrative Trustees on behalf of the Trust with any state or local taxing authority.

SECTION 11.3  Banking.

      The Trust may maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Administrative Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

SECTION 11.4  Withholding.

      The Trust and the Paying Agent shall comply with all withholding and backup withholding tax requirements under United States federal, state and local law. The Paying Agent on behalf of the Trust shall request, and the Holders shall provide to the Trust and the Initial Purchaser of Common Securities, such forms or certificates as are necessary to establish an exemption from withholding and backup withholding tax with respect to each Holder, including an IRS Form W-9 or IRS Form W-8 (with all appropriate attachments), or any successor form, and any representations and forms as shall reasonably be requested by the Paying Agent on behalf of the Trust to assist it in determining the extent of, and in fulfilling, its withholding and backup withholding tax obligations. The Paying Agent shall file required forms with applicable jurisdictions and, unless an exemption from withholding and backup withholding tax is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any jurisdiction with respect to Distributions or allocations to any Holder, the amount withheld shall be deemed to be a Distribution in the amount of the withholding to the Holder. In the event of any claimed overwithholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Paying Agent on behalf of the Trust may reduce subsequent Distributions by the amount of such required withholding.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

SECTION 12.1  Amendments.

            (a) Except as otherwise provided in this Declaration or by any applicable terms of the Securities, this Declaration may be amended from time to time by the Initial Purchaser of Common Securities, the Property Trustee and the Administrative Trustees, without the consent of the Holders of the Securities (i) to provide for the acceptance of appointment by a successor trustee as permitted hereby, (ii) to cure any ambiguity, correct or supplement any provision in the Declaration that may be defective or inconsistent with any other provision, or to make any other provisions with respect to matters or questions arising under the Declaration, which shall not be inconsistent with

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      the other provisions of the Declaration, (iii) to modify, eliminate or add to any provisions of the Declaration to such extent as shall be necessary to ensure that at all times any Preferred Securities are outstanding, (A) the Trust will be classified as a grantor trust for United States federal income tax purposes, (B) the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes or (C) the Trust will not be an "investment company" under the Investment Company Act, or (iv) add to the covenants, restrictions or obligations of the Initial Purchaser of Common Securities; provided, however, that such action shall not adversely affect in any material respect the interests of any Holders of the Securities and any such amendments of the Declaration shall become effective when notice thereof is given to the Holders of the Securities.

            (b) Except as provided in (c) below, and the terms of the Securities, this Declaration may be amended by the Trustees and the Initial Purchaser of Common Securities with the consent of Holders representing not less than a Majority in liquidation amount of the outstanding Securities; provided that, if any amendment would adversely affect only the holders of the Preferred Securities or the Common Securities, then only the affected class shall be entitled to vote on such amendment and such amendment shall not be effective except with the approval of not less than a Majority in liquidation amount of such class of securities affected thereby.

            (c) Without the consent of each Holder of Securities, the Declaration may not be amended to (i) change the amount or timing of any Distribution on the Securities or otherwise adversely affect the amount of any Distribution required to be made in respect of the securities as of a specified date, (ii) change the conversion rate of the Preferred Securities except as provided in the Indenture or otherwise change the right to convert the Preferred Securities in a manner that would be adverse to the Holders, (iii) change any of the redemption provisions or
      (iv) restrict the right of a Holder of Securities to institute suit for the enforcement of any payment on or after the specified date.

            (d) Any amendment to the Declaration in accordance with the provisions of this Section 12.1 shall be conditioned upon the receipt by the Trustees of advice of Cadwalader, Wickersham & Taft LLP or an Opinion of Counsel experienced in such matters to the effect that such amendment or the exercise of any power granted to the Trustees in accordance with such amendment will not affect the Trust's status as a grantor trust, the Debentures' status as indebtedness of the Debenture Issuer for United States federal income tax purposes or the Trust's exemption from status as an "investment company" under the Investment Company Act.

SECTION 12.2 Meetings of the Holders; Action by Written Consent.

            (a) Meetings of the Holders of any class of Securities may be called at any time by the Administrative Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration or the terms of the Securities. The Administrative Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 25% in liquidation amount of such class of Securities. Such direction

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

      shall be given by delivering to the Administrative Trustees one or more notices in writing stating that the signing Holders wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders calling a meeting shall specify in writing the Security Certificates held by the Holders exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

            (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders:

                  (i) the Property Trustee will cause a notice to be given of any such meeting to all the Holders having a right to vote thereat at least ten (10) days and not more than sixty (60) days before the date of such meeting. Whenever a vote, consent or approval of the Holders is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders. Any action that may be taken at a meeting of the Holders may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders owning not less than the minimum amount of Securities in liquidation an amount that would be necessary to authorize or take such action at a meeting at which all Holders having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders entitled to vote who have not consented in writing. The Trustees may specify that any written ballot submitted to the Security Holder for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Trustees;

                  (ii) each Holder may authorize any Person to act for it by proxy on all matters in which a Holder is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder executing it. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders were stockholders of a Delaware corporation. The Holder of a Global Preferred Security may grant proxies and otherwise authorize any Person, including Participants and Persons that may hold interests through Participants, to take any action which such Holder is entitled to take under this Declaration or the Securities;

                  (iii) each meeting of the Holders shall be conducted by the
            Administrative Trustees or by such other Person that the Administrative Trustees may designate; and

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                  (iv) unless the Statutory Trust Act, this Declaration, the terms of the Securities or the Trust Indenture Act, otherwise provides, the Administrative Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
     REPRESENTATIONS OF PROPERTY TRUSTEE, DELAWARE TRUSTEE AND HOLDERS OF
                              PREFERRED SECURITIES

SECTION 13.1 Representations and Warranties of Property Trustee.

      The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Initial Purchaser of Common Securities at the date of this Declaration at the Closing Time and each Successor Property Trustee represents and warrants to the Trust and the Initial Purchaser of Common Securities at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

            (a) The Property Trustee is a Delaware banking corporation, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

            (b) The execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee and constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (c) The execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the charter or by-laws of the Property Trustee;

            (d) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking authority governing the trust powers of the Property Trustee is required for the execution, delivery or performance by the Property Trustee of this Declaration; and

            (e) The Property Trustee satisfies the eligibility requirements set forth in Section 5.3(a).

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SECTION 13.2 Representations and Warranties of Delaware Trustee.

      The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Initial Purchaser of Common Securities at the date of this Declaration and at the Closing Time and each Successor Delaware Trustee represents and warrants to the Trust and the Initial Purchaser of Common Securities at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

            (a) The Delaware Trustee is duly organized, validly existing and in good standing under the laws of the United States or the State of Delaware, as the case may be, with corporate power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

            (b) The execution, delivery and performance by the Delaware Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Delaware Trustee. This Declaration has been duly executed and delivered by the Delaware Trustee and constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency, and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

            (c) The execution, delivery and performance of this Declaration by the Delaware Trustee does not conflict with or constitute a breach of the certificate of incorporation or by-laws of the Delaware Trustee;

            (d) No consent, approval or authorization of, or registration with or notice to, any Delaware or federal banking regulatory authority governing the trust powers of the Delaware Trustee is required for the execution, delivery or performance by the Delaware Trustee of this Declaration; and

            (e) The Delaware Trustee is a natural person who is a resident of the State of Delaware or, if not a natural person, an entity which has its principal place of business in the State of Delaware.

SECTION 13.3 Representations and Warranties of Holders of Preferred Securities.

      Each holder of Preferred Securities, by its acceptance or acquisition of a Security, represents and covenants that:

            (a) Upon accepting or acquiring a Preferred Security, such Holder will provide a properly completed and executed IRS Form W-9, W-8BEN, W-8ECI, or W-8IMY (with all appropriate attachments), and certifies that no amounts are required to be deducted or withheld in respect of United States federal income tax in respect of the Preferred Securities purchased by such Holder. Such Holder represents and warrants that it will provide a properly completed and executed IRS Form W-9, W-8BEN, W-8ECI, or W-8IMY or any successor thereto (with all appropriate attachments), that eliminates United States federal withholding tax and backup withholding tax on payments under the Declaration promptly upon the request of

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      an Administrative Trustee and prior to any such form previously provided by such Holder becoming obsolete or incorrect.

            (b) If such Holder of Preferred Securities is not a United States Person for United States federal income tax purposes (a "U.S. Person"), then such Holder will irrevocably appoint a U.S. Person with discretionary powers to act as its agent with respect to consents and other votes under the Preferred Securities of such Holder, at such time that any such consent or other vote arises under the Declaration. Note: Purchasers that are not U.S. Persons are required to irrevocably appoint a U.S. Person with discretionary authority as their agent with respect to any matter that requires consent or a vote at such time that any such consent or other vote arises under the Declaration. Any successor agent of a foreign purchaser must also be a U.S. Person

            (c) Such Holder represents and warrants that it will, unless otherwise required by law, (i) treat the Trust as a grantor trust for United States federal income tax purposes, (ii) treat the Securities as undivided beneficial ownership interests in the Trust Property for United States federal income tax purposes, and (iii) treat the Debentures as indebtedness of the Debenture Issuer for United States federal income tax purposes.

            (d) Such Holder acknowledges that the Trust, the Debenture Issuer, the Guarantor and others will rely upon the truth and accuracy of the foregoing acknowledgments, representations, warranties and agreements and agree that if any of the acknowledgments, representations, warranties and agreements deemed to have been made by the purchase of the Preferred Securities are no longer accurate, such Holder shall promptly notify the Debenture Issuer.

                                   ARTICLE XIV
                               REGISTRATION RIGHTS

SECTION 14.1  Registration Rights.

      The shares of Common Stock issuable upon conversion of the Preferred Securities are entitled to the benefits of a Registration Rights Agreement as set forth in the Purchase Agreement, the Registration Rights Agreement and the Indenture.

                                   ARTICLE XV
                                  MISCELLANEOUS

SECTION 15.1  Notices.

      All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, by facsimile, or mailed by first-class mail, overnight courier service or confirmed facsimile, as follows:

            (a) if given to the Trust, in care of the Administrative Trustee at the mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders):

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                  AHM Capital Trust I
                  c/o American Home Mortgage Investment Corp.
                  538 Broadhollow Road
                  Melville, New York 11747
                  Facsimile: (631) 777-3289
                  Telephone: (516) 620- 1061
                  Attention: Chief Financial Officer

            (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Holders):

                  Wilmington Trust Company
                  Rodney Square North,
                  1100 North Market Street,
                  Wilmington, Delaware 19890
                  Facsimile: (302) 636-4140
                  Telephone: (302) 651-1000
                  Attention: Corporate Capital Markets - AHM Capital Trust I

            (c) if given to the Property Trustee, at the Property Trustee's mailing address set forth below (or such other address as the Property Trustee may give notice of to the Holders):

                  Wilmington Trust Company
                  Rodney Square North,
                  1100 North Market Street,
                  Wilmington, Delaware 19890
                  Facsimile: (302) 636-4140
                  Telephone: (302) 651-1000
                  Attention: Corporate Capital Markets - AHM Capital Trust I

            (d) if given to the Holder of the Common Securities, at the mailing address of the Initial Purchaser of Common Securities set forth below (or such other address as the Holder of the Common Securities may give notice to the Property Trustee and the Trust):

                  American Home Mortgage Investment Corp.
                  538 Broadhollow Road
                  Melville, New York 11747
                  Facsimile: (631) 777-3289
                  Telephone: (516) 620- 1061
                  Attention: Chief Financial Officer

            (e) if given to Initial Purchaser of Common Securities, at the mailing address of the Initial Purchaser of Common Securities set forth below (or such other address as the Initial Purchaser of Common Securities may give notice to the Property Trustee and the Trust):

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

                  American Home Mortgage Investment Corp.
                  538 Broadhollow Road
                  Melville, New York 11747
                  Facsimile: (631) 777-3289
                  Telephone: (516) 620- 1061
                  Attention: Chief Financial Officer

            (f) if given to any other Holder, at the address set forth on the books and records of the Trust or the Registrar, as applicable.

      All such notices shall be deemed to have been given when received in person, by facsimile with receipt confirmed, or mailed by first-class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

SECTION 15.2  Holder Information Reporting

      On the request of the Debenture Issuer, each Holder of Securities agrees to timely provide the Debenture Issuer with any information that could be requested of such Holder of Securities under the Code or Treasury Regulations, including Treasury Regulations Section 1.857-8, as if the Securities were equity of the Debenture Issuer, and if specified therein, at such times and in such forms as provided.

SECTION 15.3  Governing Law.

      This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

SECTION 15.4 Intention of the Parties.

      It is the intention of the parties hereto that the Trust be classified as a grantor trust for United States federal, state and local tax purposes, that the Preferred Securities (including but not limited to all payments and proceeds with respect to the Preferred Securities) be classified as undivided beneficial ownership interests in the Debentures (and payments and proceeds therefrom, respectively) for United States federal, state and local tax purposes and that the Debentures be treated as indebtedness for United States federal, state and local tax purposes. The provisions of this Declaration shall be interpreted to further this intention of the parties.

SECTION 15.5  Headings.

      Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

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

SECTION 15.6 Successors and Assigns.

      Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Initial Purchaser of Common Securities and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

SECTION 15.7 Partial Enforceability.

      If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to Persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

SECTION 15.8  Counterparts.

      This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages, whether by manual or facsimile signature, shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.

                                   ARTICLE XVI
                        CERTAIN RESTRICTIONS ON TRANSFER

SECTION 16.1 Restrictions and Limitations on Ownership of the Trust Securities and Equity Stock of the Corporation; REIT Provisions.

            Until the Restriction Termination Date, the Trust Securities shall be subject to the following limitations on ownership, unless the Corporation at the direction of its Board of Directors waives the limitation. Any violation of this section shall be treated as a violation of the Ownership Limit for Equity Stock and Trust Securities in American Home Mortgage Investment Corp.'s Charter and this Declaration, respectively, and as provided below, the affected Equity Stock and/or Trust Securities shall be transferred automatically to a Share Trust and designated as Shares-in-Trust:

      (a) Definitions. Capitalized terms used in this Article XVI (even if otherwise defined in this Declaration) shall have the following meanings:

            "Acquire" shall mean the acquisition of Beneficial Ownership of Equity Stock or Trust Securities whether by a Transfer, Non-Transfer Event or by any other means, including, without limitation, acquisition pursuant to the acquisition or exercise of any option, warrant, pledge or other security interest or similar right to acquire Equity Stock or Trust Securities, but shall not include the acquisition of any such rights unless, as a result, the acquiror would be considered a Beneficial Owner, as defined below. "Acquisition" shall have the correlative meaning.

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

            "Beneficial Ownership" shall mean ownership of Equity Stock or Trust Securities by a Person who would be treated as an owner of such Equity Stock or Trust Securities either directly or indirectly under Section 542(a)(2) of the Code, taking into account, for this purpose, constructive ownership determined under Section 544 of the Code, as modified by Sections 856(h)(1)(B) and 856(h)(3)(A) of the Code and determined without regard to whether such ownership has the effect of meeting the stock ownership requirement of Section 542(a)(2) of the Code. The terms "Beneficial Owner," "Beneficially Own" and "Beneficially Owned" shall have the correlative meanings.

            "Common Stock", for purposes of this Article XVI, shall mean the common stock, par value $0.01 per share of the Corporation, taking into account any shares of Common Stock issuable upon conversion of the Trust Securities on an as-converted basis.

            "Charitable Beneficiary" shall mean, with respect to any Share Trust, one or more organizations described in each of Section 170(b)(1)(A) (other than clauses (vii) or (viii) thereof) and Section 170(c)(2) of the Code that are named by the Corporation as the beneficiary or beneficiaries of such Share Trust, in accordance with the provisions of Section 16.2(a).

            "Code", for purposes of this Article XVI, shall mean the Internal Revenue Code of 1986, as amended and in effect from time to time, or any successor statute thereto, as interpreted by the applicable regulations thereunder. Any reference herein to a specific section or sections of the Code shall be deemed to include a reference to any corresponding provision of future law.

            "Corporation" shall mean American Home Mortgage Investment Corp., a Maryland corporation.

            "Equity Stock" shall mean the Common Stock and the Preferred Stock collectively.

            "Excepted Holder" shall mean a holder of Common Stock and/or Equity Stock and/or Trust Securities for whom an Excepted Holder Limit is created by the Board of Directors pursuant to or as contemplated by Section 16.1(f).

            "Excepted Holder Limit" shall mean, provided that the affected Excepted Holder agrees to comply with any requirements established by the Board of Directors pursuant to or as contemplated by Section 16.1(f), as applicable to such Excepted Holder, the ownership limit with respect to the Common Stock, Equity Stock, or Trust Securities (or any combination of the foregoing) of the Corporation established by the Board with respect to such Excepted Holder, pursuant to or as contemplated by Section 16.1(f). The Excepted Holder Limit, unless and insofar as may otherwise be provided upon the establishment thereof, shall apply to an Excepted Holder in lieu of the Ownership Limit, and the Excepted Holder Limit may be made applicable to any or all of the Common Stock, the Equity Stock or the Trust Securities (or any combination thereof).

            "Individual" shall mean a human being.

            "Market Price" on any date shall mean, with respect to any class or series of outstanding shares of the Corporation's stock, the Closing Price for such shares on such date. The "Closing Price" on any date shall mean the last sale price for such shares, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, for such shares, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or the NASDAQ Stock Market or, if such shares are not listed or admitted to trading on the New York Stock Exchange or the NASDAQ Stock Market, as reported on the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which such shares are listed or admitted to trading or, if such shares are not listed or admitted to trading on any national securities exchange, the last quoted price, or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc., Automated Quotation System, or, if such system is no longer in use, the principal other automated quotation system that may then be in use or, if such shares are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in such shares selected by the Board of Directors or, in the event that no trading price is available for such shares, the fair market value of the shares, as determined in good faith by the Corporation's Board of Directors.

            "Non-Transfer Event" shall mean an event other than a purported Transfer that would cause any Person to Beneficially Own Common Stock, Equity Stock or Trust Securities (or any combination of the foregoing) in excess of the Ownership Limit (or would cause the Corporation to fail to qualify as a REIT), including, without limitation, a change in the capital structure of the Corporation.

            "Ownership Limit" shall initially mean (i) with respect to the Common Stock, 6.5% of whichever is the more restrictive of (a) the total number, and (b) the value of the outstanding shares of Common Stock (taking into account the Common Stock into which the Trust Securities are convertible to the extent provided in Code Section 544 and the Treasury Regulations promulgated thereunder), (ii) with respect to the Equity Stock, 6.5% of the value of the outstanding shares of Equity Stock, treating the Trust Securities as Equity Stock or, alternatively, treating the Trust Securities as the Common Stock into which they are convertible (to the extent provided in Code Section 544 and the Treasury Regulations promulgated thereunder), if either treatment would cause the Ownership Limit to be violated and (iii) with respect to the Trust Securities, 9.8% of the total value of the outstanding Trust Securities.

            "Permitted Transferee" shall mean any Person designated as a permitted transferee in accordance with the provisions of Section 16.2(e).

            "Person" shall mean an Individual, corporation, partnership, limited liability company or partnership, estate, trust (including a trust qualified under Section 401(a) or 501(c)(17) of the Code), a portion of a trust permanently set aside for or to be used exclusively for the purposes described in Section 642(c) of the Code, association, private foundation within the meaning of Section 509(a) of the Code, joint stock company or other entity and also includes a group as that term is used for purposes of Section 13(d)(3) of the Securities Exchange Act of 1934, as amended, but does not include an underwriter that participates in a public offering of the

Corporation's Common Stock and/or other Equity Stock for a period of thirty (30) days following purchase by such underwriter of the Common Stock and/or other Equity Stock.

            "Preferred Stock" shall mean shares of preferred stock, par value $0.01 per share of the Corporation.

            "Purported Beneficial Transferee" shall mean, with respect to any purported Transfer that results in Shares-in-Trust as defined below, the purported beneficial transferee for whom the Purported Record Transferee would have Acquired shares of Equity Stock or Trust Securities of the Corporation if such Transfer had not violated Section 16.1(b).

            "Purported Record Transferee" shall mean, with respect to any purported Transfer that results in Shares-in-Trust, the Person who would have been the record holder of the shares of Equity Stock or Trust Securities of the Corporation if such Transfer had been valid under Section 16.1(b).

            "REIT" shall mean a real estate investment trust under Section 856 et seq. of the Code.

            "Restriction Termination Date" shall mean the first day on which the Corporation determines pursuant to the Charter that it is no longer in the best interests of the Corporation to attempt to, or continue to, qualify as a REIT.

            "Share Trust" shall mean any separate trust created pursuant to
Section 16.2(a) and administered in accordance with the terms of Section 16.2 for the exclusive benefit of any Charitable Beneficiary.

            "Shares-in-Trust" shall mean any shares of Equity Stock or amount of Trust Securities designated Shares-in-Trust pursuant to Section 16.2(a).

            "Share Trustee" shall mean the trustee of the Share Trust, which is selected by the Corporation but not affiliated with the Corporation or the Charitable Beneficiary, and any successor trustee appointed by the Corporation.

            "Transfer" shall mean any sale, transfer, gift, assignment, devise or other disposition of shares of Equity Stock or Trust Securities or the right to vote on Equity Stock or Trust Securities or receive dividends on shares of Equity Stock or distributions on the Trust Securities (including, without limitation, (i) the granting of any option or entering into any agreement for the sale, transfer or other disposition of shares of Equity Stock or Trust Securities or the right to vote on Equity Stock or Trust Securities or receive dividends on shares of Equity Stock or distributions on Trust Securities or (ii) the sale, transfer, assignment or other disposition or grant of securities or rights convertible into or exchangeable for shares of Equity Stock or Trust Securities, or the right to vote on Equity Stock or Trust Securities or receive dividends on shares of Equity Stock or distributions on Trust Securities, whether voluntary or involuntary, whether of record or beneficially and whether by operation of law or otherwise.

      (b) Ownership Limitation and Transfer Restrictions.

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

            (i) Except as provided in or by operation of Section 16.1(f), prior to the Restriction Termination Date: (w) no Individual shall have Beneficial Ownership of Common Stock, Equity Stock or Trust Securities (or any combination thereof) in excess of the Ownership Limit; (x) no Excepted Holder shall have Beneficial Ownership of Common Stock, Equity Stock or Trust Securities in excess of the Excepted Holder Limit for such Excepted Holder; and (y) no Person shall Acquire shares of Equity Stock or Trust Securities or any interest therein if, as a result of such acquisition, the Corporation would be "closely held" within the meaning of Section 856(h) of the Code, or would otherwise fail to qualify as a REIT, as the case may be.

            (ii) Any Transfer that would result in a violation of the restrictions in Section (b)(i) above, shall be void ab initio as to the purported Transfer of such number of shares of Common Stock or Equity Stock or amount of Trust Securities that would cause the violation of the applicable restriction in Section (b)(i) above, and the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no rights in such shares of Equity Stock or amount of Trust Securities.

      (c) Automatic Transfer to Share Trust.

            (i) If, at any time prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event such that, if effective, would result in any Individual having Beneficial Ownership of Common Stock, Equity Stock or Trust Securities (or any combination of the foregoing) in excess of the Ownership Limit, any Excepted Holder having Beneficial Ownership of Common Stock, Equity Stock or Trust Securities (or any combination of the foregoing) in excess of the Excepted Holder Limit as applicable to such Excepted Holder) then, except as otherwise provided in or by operation of Section 16.1(f) as to such Individual or Excepted Holder (x) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the shares of Common Stock or Equity Stock or amount of Trust Securities (or any combination of the foregoing) Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of shares of Common Stock or Equity Stock or amount of Trust Securities (or any combination of the foregoing) that would cause such Purported Record Transferee (and the Purported Beneficial Transferee, if different) to Beneficially Own shares of Common Stock, Equity Stock or Trust Securities in excess of the Ownership Limit or Excepted Holder Limit, as the case may be (rounded up to the nearest whole share, if applicable), (y) such number of shares of Common Stock or Equity Stock or amount of Trust Securities (or any combination of the foregoing) in excess of the Ownership Limit or Excepted Holder Limit, as the case may be (rounded up to the nearest whole share or penny, as applicable), shall be designated Shares-in-Trust and, in accordance with the provisions of
Section 16.2(a), transferred automatically and by operation of this Declaration to the Share Trust to be held in accordance with Section 16.2, and (z) such Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall submit such number of shares of Common Stock or Equity Stock or amount of Trust Securities (or any combination of the foregoing) to the Share Trust for registration in the name of the Share Trustee. Any Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding title to the shares Beneficially Owned by such Beneficial Owner shall cease to own any right or interest) in such number of shares or amount of Trust Securities that would cause such person to own shares or an amount of Trust Securities in excess of the Ownership Limit or Excepted Holder Limit, as the case may be. Such transfer to a Share Trust and the designation of shares or amount of Trust Securities as Shares-in-Trust shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event, as the case may be.

            (ii) If, at any time prior to the Restriction Termination Date, there is a purported Transfer or Non-Transfer Event that, if effective, would
(i) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or (ii) cause the Corporation to otherwise fail to qualify as a REIT, as the case may be, then (x) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall acquire no right or interest (or, in the case of a Non-Transfer Event, the person holding record title to the shares of Equity Stock or Trust Securities with respect to which such Non-Transfer Event occurred, shall cease to own any right or interest) in such number of shares of Equity Stock or amount of Trust Securities (or any combination of the foregoing), the ownership of which by such Purported Record Transfer (and the Purported Beneficial Transferee, if different) would (A) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or (B) otherwise cause the Corporation to fail to qualify as a REIT, as the case may be, then (y) such number of shares of Equity Stock (rounded up to the nearest whole share) or amount of Trust Securities (rounded up to the nearest penny) (or any combination of the foregoing) shall be designated Shares-in-Trust and, in accordance with the provisions of Section 16.2(a), transferred automatically and by operation of this Declaration to the Share Trust to be held in accordance with Section 16.2, and (z) the Purported Record Transferee (and the Purported Beneficial Transferee, if different) shall submit such number of shares of Equity Stock or amount of Trust Securities (or any combination of the foregoing), as the case may be, to the Share Trust for registration in the name of the Share Trustee.

            (iii) To the extent that, upon a purported Transfer or Non-Transfer Event, a violation of any restriction set forth in Section 16.1(b)(i) above would nonetheless be continuing (for example, where the ownership of Equity Stock or Trust Securities by a single Share Trust would violate the restriction that the Corporation must not be "closely held"), then shares of Equity Stock or amounts of Trust Securities shall be transferred to that number of Share Trusts, each having a distinct Share Trustee and a Charitable Beneficiary or Charitable Beneficiaries that are distinct from those of each other Share Trust, such that there is no violation of any restriction set forth in Section 16.1(b)(i).

      (d) Remedies for Breach. If the Board of Directors or the Corporation or its designee shall at any time determine in good faith that a person intends to acquire or has attempted to acquire Beneficial Ownership of Common Stock, Equity Stock or Trust Securities (or any combination thereof) in violation of Section 16.1(b), or that a purported Transfer of Common Stock or Equity Stock or Trust Securities (or any combination thereof) has otherwise taken place in violation of Section 16.1(b), the Board of Directors or the Corporation or its designee shall take such action as it deems advisable to refuse to give effect to or to prevent such Transfer or acquisition, including, but not limited to, refusing to give effect to such Transfer or acquisition on the books of the Corporation or instituting proceedings to enjoin such Transfer or acquisition; provided, however, that any Transfer, attempted Transfer, acquisition or attempted acquisition in violation of Section 16.1(b)(i) shall automatically result in the Transfer described in Section

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

16.1(c), irrespective of any action (or non-action) by the Board of Directors, except as provided in Section 16.1(f).

      (e) Notice of Restricted Transfer.

            (i) Any Person who acquires or attempts to acquire Common Stock, Equity Stock or Trust Securities in violation of Section 16.1(b), and any Person who is a Purported Record Transferee or a Purported Beneficial Transferee of shares of Common Stock, Equity Stock or Trust Securities that are transferred to a Share Trust under Section 16.1(c), shall immediately give written notice to the Corporation of such event, shall submit to the Corporation such number of shares of Common Stock or Equity Stock or amount of Trust Securities to be transferred to the Share Trust and shall provide to the Corporation such other information as the Corporation may request in order to determine the effect, if any, of such Transfer or attempted Transfer or such Non-Transfer Event on the Corporation's status as a REIT.

            (ii) Prior to the Restriction Termination Date, each Person who is a Beneficial Owner of Trust Securities of the Corporation (treating the Trust Securities as Equity Stock for this purpose) and each Person (including a Trust Securities holder of record) who is holding Trust Securities of the Corporation for a Beneficial Owner shall provide to the Corporation such information as the Corporation may reasonably request in order to determine the Corporation's status as a REIT, to comply with the requirements of any taxing authority or governmental agency or to determine any such compliance and to ensure compliance with the Ownership Limit or Excepted Holder Limit as applicable to such Beneficial Owner.

      (f) Exceptions.

            (i) The Board of Directors may, but in no case shall the Board of Directors be required to, waive, in whole or in part, application of the Ownership Limit or Excepted Holder Limit to a Person otherwise subject to such limit and/or establish, in lieu of the Ownership Limit or Excepted Holder Limit, or any portion or aspect thereof, then applicable to such Person, an Excepted Holder Limit (or a new Excepted Holder Limit) as applicable to the ownership, beneficial or otherwise, of Common Stock and/or Equity Stock and/or Trust Securities by such Person, if it concludes that the ownership of Common Stock and/or Equity Stock and/or Trust Securities by such Person will not (A) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or (B) otherwise cause the Corporation to fail to qualify as a REIT under the Code; provided, however, that (i) the Board of Directors obtains from such Person such representations and undertakings, if any, as the Board of Directors may in its sole discretion require (including, without limitation, an agreement as to a reduced Ownership Limit or Excepted Holder Limit for such Person), and (ii) such Person agrees in writing that any violation or attempted violation of any such or any other limitations as the Board of Directors may establish for such Person, or such other restrictions as the Board may in its sole discretion impose with respect to such Person at the time of granting such waiver or exception, will result in transfer to the Share Trust of Common Stock, Equity Stock or Trust Securities pursuant to Section 16.1(c). In making any determination to waive application of the Ownership Limit or Excepted Holder Limit or to establish an Excepted Holder Limit (or a new Excepted Holder Limit) for any Person, the Board of Directors, in its sole and absolute discretion, may, but shall not be required to, receive either a certified copy of a ruling from the Internal Revenue Service or an opinion of counsel satisfactory to the Board of Directors that concludes that the ownership of Equity Stock or Trust Securities by such Person will not (A) result in the Corporation being "closely held" within the meaning of Section 856(h) of the Code or (B) otherwise cause the Corporation to fail to qualify as a REIT under the Code. Unless and until the Board of Directors waives the application of the Ownership Limit or Excepted Holder Limit as applicable to any Person (or even thereafter insofar as such waiver did not or does not operate to relieve some restrictive portion or aspect of the Ownership Limit or Excepted Holder Limit as applicable to such Person), the Ownership Limit and/or Excepted Holder Limit, as applicable, shall apply to such Person, notwithstanding the fact that if such Person were otherwise to Acquire Equity Stock or Trust Securities in excess of the Ownership Limit or Excepted Holder Limit, as applicable, such Acquisition would not adversely affect the Corporation's qualification as a REIT under the Code.

            (ii) If the Board of Directors makes a determination to waive the Ownership Limit or Excepted Holder Limit, or to establish an Excepted Holder Limit (or a new Excepted Holder Limit) as applicable to any Person, the Board may revoke the waiver, or reduce the Excepted Holder Limit applicable to an Excepted Holder, only (a) with the written consent of such Person at any time, or (b) pursuant to the terms and conditions of the representations and undertakings, if any, entered into with such Person in connection with the granting of the waiver or the establishment of the Excepted Holder Limit for such Person. No Excepted Holder Limit shall be reduced to a percentage that is less than the Ownership Limit. Notwithstanding the foregoing, nothing in this
Section 16.1(f)(ii) is intended to limit or modify the restrictions on ownership contained in Section 16.1(b) hereof and the authority of the Board of Directors under this Section 16.1(f).

      (g) Legend. Each Preferred Security Certificate shall bear substantially the following legend:

      THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY ARE SUBJECT TO SIGNIFICANT RESTRICTIONS ON OWNERSHIP AND TRANSFER. EXCEPT AS OTHERWISE PROVIDED PURSUANT TO AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST, DATED JUNE 28, 2007, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, (I) NO INDIVIDUAL MAY BENEFICIALLY OWN TRUST SECURITIES IN EXCESS OF 9.8% OF THE TOTAL VALUE OF THE TRUST SECURITIES, (II) NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES OF COMMON STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN EXCESS OF 6.5% OF THE MORE RESTRICTIVE OF THE TOTAL NUMBER OR VALUE OF THE OUTSTANDING SHARES OF COMMON STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. (TAKING INTO ACCOUNT THE COMMON STOCK INTO WHICH THE TRUST SECURITIES ARE CONVERTIBLE TO THE EXTENT PROVIDED IN CODE SECTION 544 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), (III) NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF IT WOULD CAUSE ANY INDIVIDUAL TO BENEFICIALLY OWN IN EXCESS OF 6.5% OF THE VALUE OF THE SHARES OF

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

      EQUITY STOCK, TREATING THE TRUST SECURITIES AS EQUITY STOCK OR, ALTERNATIVELY, TREATING THE TRUST SECURITIES AS THE COMMON STOCK INTO WHICH THEY ARE CONVERTIBLE (TO THE EXTENT PROVIDED IN CODE SECTION 544 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), IF EITHER TREATMENT WOULD CAUSE THIS PROVISION TO BE VIOLATED, (IV) NO PERSON MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF SUCH OWNERSHIP WOULD RESULT IN AMERICAN HOME MORTGAGE INVESTMENT CORP. BEING "CLOSELY HELD" UNDER
      SECTION 856(h) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND (V) NO PERSON MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF SUCH OWNERSHIP WOULD CAUSE AMERICAN HOME MORTGAGE INVESTMENT CORP. TO FAIL TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST UNDER THE CODE. ANY PERSON WHO ATTEMPTS OR PROPOSES TO BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY AMERICAN HOME MORTGAGE INVESTMENT CORP. IN WRITING. IF AN ATTEMPT IS MADE TO VIOLATE OR THERE IS A VIOLATION OF THESE RESTRICTIONS, (A) ANY PURPORTED TRANSFER WILL BE VOID AB INITIO AND WILL NOT BE RECOGNIZED BY AMERICAN HOME MORTGAGE INVESTMENT CORP. AND (B) ANY PURPORTED OR ATTEMPTED BENEFICIAL OWNERSHIP OF SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN VIOLATION OF THESE RESTRICTIONS, WHETHER AS A RESULT OF A TRANSFER OR NON-TRANSFER EVENT, WILL BE TRANSFERRED AUTOMATICALLY TO A SHARE TRUST AND SHALL BE DESIGNATED SHARES-IN-TRUST. ALL TERMS USED IN THIS LEGEND AND DEFINED IN AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST DATED JUNE 28, 2007, HAVE THE MEANINGS PROVIDED IN AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST DATED JUNE 28, 2007, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SECURITYHOLDER WHO SO REQUESTS. THIS LEGEND IS INTENDED TO PREVENT AMERICAN HOME MORTGAGE INVESTMENT CORP. FROM BEING TREATED AS CLOSELY HELD WITHIN THE MEANING OF
      SECTION 856(a)(6) AND SECTION 856(h) OF THE INTERNAL REVENUE CODE, AND SHALL BE CONSTRUED CONSISTENT WITH THIS INTENT.

      (h) Remedies Not Limited. Nothing contained in this Article XVI shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders in preserving the Corporation's status as a REIT.

      (i) Ambiguity. In the case of an ambiguity in the application of any of the provisions, including any definition contained in Section 16.1(a) hereof, the Board of Directors shall have the power to determine the application of the provisions with respect to any situation based on the facts known to it.

      (j) Severability. If any provision or any application of any such provision is determined to be invalid by a federal or state court having jurisdiction over the issue, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

SECTION 16.2  Shares-in-Trust.

      (a) Share Trust. Any shares of Equity Stock or Trust Securities transferred to a Share Trust and designated Shares-in-Trust pursuant to Section 16.1(c) shall be held for the exclusive benefit of the Charitable Beneficiary. The Corporation shall name a Charitable Beneficiary and Share Trustee of each Share Trust within five (5) days after discovery of the existence thereof. Any transfer to a Share Trust, and subsequent designation of shares of Equity Stock or Trust Securities as Shares-in-Trust, pursuant to Section 16.1(c) shall be effective as of the close of business on the business day prior to the date of the Transfer or Non-Transfer Event that results in the transfer to the Share Trust. Shares-in-Trust shall remain issued and outstanding shares of Equity Stock of the Corporation and issued and outstanding Trust Securities, as the case may be, and shall be entitled to the same rights and privileges on identical terms and conditions as are all other issued and outstanding shares of Equity Stock or Trust Securities of the same class and series. When transferred to the Permitted Transferee in accordance with the provisions of Section 16.2(c) hereof, such Shares-in-Trust shall cease to be designated as Shares-in-Trust.

      (b) Dividend Rights. The Share Trustee, as record holder of Shares-in-Trust, shall be entitled to receive all dividends and distributions, as the case may be, as may be declared by the Board of Directors on such shares of Equity Stock or shall be payable on the Trust Securities and shall hold such dividends and distributions in trust for the benefit of the Charitable Beneficiary. The Purported Record Transferee (or the Purported Beneficial Transferee, if applicable) with respect to Shares-in-Trust shall repay to the Share Trustee the amount of any dividends and distributions received by it that
(i) are attributable to any shares of Equity Stock or Trust Securities designated as Shares-in-Trust and (ii) the record date of which was on or after the date that such shares became Shares-in-Trust. The Corporation shall take all measures that it determines reasonably necessary to recover the amount of any such dividend and distribution paid to the Purported Record Transferee (or Purported Beneficial Transferee, if applicable), including, if necessary, withholding any portion of future dividends and distributions payable on shares of Equity Stock or Trust Securities Beneficially Owned by the Person who, but for the provisions of Section 16.1(c), would Beneficially Own the Shares-in-Trust; and, as soon as reasonably practicable following the Corporation's receipt or withholding thereof, shall pay over to the Share Trustee for the benefit of the Charitable Beneficiary the dividends and distributions so received or withheld, as the case may be.

      (c) Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up of, or any distribution of the assets of (other than a dividend), the Corporation, each Share Trustee of Shares-in-Trust shall be entitled to receive, ratably with each other holder of shares of Equity Stock or Trust Securities, as the case may be, of the same class or series, that portion of the assets of the Corporation that is available for distribution to the holders of such class and series of Equity Stock or Trust Securities. The Share Trustee shall distribute to the Purported Record Transferee the amounts received upon such liquidation, dissolution, or winding up, or distribution; provided, however, that the Purported Record Transferee shall not be entitled to receive amounts pursuant to this Section 16.2(c) in excess of, in the case of a purported Transfer in which the Purported Record Transferee gave value for shares of Equity Stock or Trust Securities and which Transfer resulted in the transfer of the shares or Trust Securities to the Share Trust, the price per share or Trust Securities, if any, such Purported Record Transferee paid for the shares of Equity Stock or Trust Securities and, in the case of a Non-Transfer Event or Transfer in which the Purported Record Transferee did not give value for such shares or Trust Securities (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares or Trust Securities to the Share Trust, the price per share or Trust Securities equal to the Market Price on the date of such Non-Transfer Event or Transfer. Any remaining amount in such Share Trust shall be distributed to the Charitable Beneficiary.

      (d) Voting Rights. The Share Trustee shall be entitled to vote all Shares-in-Trust. Any vote by a Purported Record Transferee as a holder of shares of Equity Stock or Trust Securities prior to the discovery by the Corporation that the shares of Equity Stock or Trust Securities are Shares-in-Trust shall, subject to applicable law, be rescinded and shall be void ab initio with respect to such Shares-in-Trust and the Purported Record Transferee shall be deemed to have given, as of the close of business on the business day prior to the date of the purported Transfer or Non-Transfer Event that results in the transfer to the Share Trust of shares of Equity Stock or Trust Securities under Section 16.1(c) hereof, an irrevocable proxy to the Share Trustee to vote the Shares-in-Trust in the manner in which the Share Trustee, in its sole and absolute discretion, desires.

      (e) Designation of Permitted Transferee. The Share Trustee shall have the exclusive and absolute right to designate a Permitted Transferee of any and all Shares-in-Trust. In an orderly fashion so as not materially and adversely to affect the Market Price of the Shares-in-Trust, the Share Trustee shall designate any Person as Permitted Transferee; provided, however, that (i) the Permitted Transferee so designated purchases for valuable consideration (whether in a public or private sale), at a price as set forth in Section 16.2(g), the Shares-in-Trust, and (ii) the Permitted Transferee so designated may acquire such Shares-in-Trust without such acquisition resulting in a transfer to a Share Trust and the redesignation of such shares of Equity Stock or Trust Securities so acquired as Shares-in-Trust under Section 16.1(c). Upon the designation by the Share Trustee of a Permitted Transferee in accordance with the provisions of this Section 16.2(e), the Share Trustee of a Share Trust shall (w) cause to be transferred to the Permitted Transferee that number of Shares-in-Trust acquired by the Permitted Transferee, (x) cause to be recorded on the books of the Corporation that the Permitted Transferee is the holder of record of such number of shares of Equity Stock or amount of Trust Securities, (y) cause the Shares-in-Trust to be cancelled, and (z) distribute to the Charitable Beneficiary any and all amounts held with respect to the Shares-in-Trust after making that payment to the Purported Record Transferee pursuant to Section 16.2(f).

      (f) Compensation to Record Holder of Shares of Equity Stock or Trust Securities that Become Shares-in-Trust. Any Purported Record Transferee shall be entitled (following discovery of the Shares-in-Trust and subsequent designation of the Permitted Transferee in accordance with Section 16.2(c)) to receive from the Share Trustee upon the sale or other disposition of such Shares-in-Trust the lesser of (i) in the case of (x) a purported Transfer in which the Purported Record Transferee (or the Purported Beneficial Transferee, if applicable) gave value for shares of Equity Stock or Trust Securities and which Transfer resulted in the transfer of the shares to the Share Trust, the price per share, if any, such Purported Record Transferee (or the Purported Beneficial Transferee, if applicable) paid for the shares of Equity Stock or Trust Securities, or (z) a Non-Transfer Event or Transfer in which the Purported Record Transferee (or the Purported Beneficial Transferee, if applicable) did not give value for such shares (e.g., if the shares were received through a gift or devise) and which Non-Transfer Event or Transfer, as the case may be, resulted in the transfer of shares to the Share Trust, the price per share or Trust Securities equal to the Market Price on the date of such Non-Transfer Event or Transfer, and (ii) the price per share received by the Share Trustee of the Share Trust from the sale or other disposition of such Shares-in-Trust in accordance with Section 16.2(e) or (g). Any amounts received by the Share Trustee in respect of such Shares-in-Trust and in excess of such amounts to be paid the Purported Record Transferee pursuant to this Section 16.2(f) shall be distributed to the Charitable Beneficiary in accordance with the provisions of Section 16.2(e). Each Charitable Beneficiary and Purported Record Transferee (and Purported Beneficial Transferee, if different) waives any and all claims that each may have against the Share Trustee and the Share Trust arising out of the disposition of the Shares-in-Trust, except for claims arising out of the gross negligence or willful misconduct of, or any failure to make payments in accordance with this Section 16.2 by, such Share Trustee or the Corporation.

      (g) Purchase Rights in Shares-in-Trust. Shares-in-Trust shall be deemed to have been offered for sale to the Corporation, or its designee, at a price per share equal to the lesser of (i) the price per share in the transaction that created such Shares-in-Trust (or, in the case of devise, gift or Non-Transfer Event, the Market Price at the time of such devise, gift or Non-Transfer Event), and (ii) the Market Price on the date the Corporation, or its designee, accepts such offer. The Corporation shall have the right to accept such offer for a period of ninety (90) days after the later of (x) the date of the Non-Transfer Event or purported Transfer which resulted in such Shares-in-Trust and (y) the date the Corporation determines in good faith that a Transfer or Non-Transfer Event resulting in Shares-in-Trust has occurred, if the Corporation does not receive a notice of such Transfer or Non-Transfer Event pursuant to Section 16.1(e).

                  [Remainder of Page Intentionally Left Blank]

      IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Declaration of Trust as of the day and year first above written.

                                       Alan B. Horn,
                                       not in his individual capacity but
                                       solely as Administrative Trustee

                                       By:  /s/ Alan B. Horn
                                           -------------------------------------
                                           Name: Alan B. Horn
                                           Title: Administrative Trustee

                                       Stephen A. Hozie,
                                       not in his individual capacity but
                                       solely as Administrative Trustee

                                       By:  /s/ Stephen A. Hozie
                                           -------------------------------------
                                        Name: Stephen A. Hozie
                                        Title: Administrative Trustee

                                       Michael Strauss,
                                       not in his individual capacity but
                                       solely as Administrative Trustee

                                       By:  /s/ Michael Strauss
                                           -------------------------------------
                                           Name: Michael Strauss
                                           Title: Administrative Trustee

                                       American Home Mortgage Investment
                                       Corp.,
                                       as Initial Purchaser of Common
                                       Securities and Debenture Issuer

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       Wilmington Trust Company,
                                       as Delaware Trustee

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                       Wilmington Trust Company,
                                       as Property Trustee

                                       By:
                                           -------------------------------------
                                           Name:
                                           Title:

                                     ANNEX I

                                    TERMS OF
                  9.75% CONVERTIBLE TRUST PREFERRED SECURITIES
                   (LIQUIDATION AMOUNT $1,000.00 PER SECURITY)
                                       AND
                             9.75% COMMON SECURITIES
                   (LIQUIDATION AMOUNT $1,000.00 PER SECURITY)

      Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust of AHM Capital Trust I, dated as of June 28, 2007 (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Securities are set out below (each capitalized term used but not defined herein has the meaning set forth in the Declaration):

      1. Designation and Number.

            (a) Preferred Securities. 125,000 9.75% Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of One Hundred Twenty-Five Million Dollars ($125,000,000), and with a liquidation amount with respect to the assets of the Trust of $1,000.00 per security, are hereby designated for the purposes of identification only as Preferred Securities. The certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

            (b) Common Securities. Up to 3,866 9.75% Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of Three Million Eight Hundred Sixty-six Thousand Dollars ($3,866,000) and a liquidation amount with respect to the assets of the Trust of $1,000.00 per security, are hereby designated for the purposes of identification only as Common Securities. The certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

      2. Distributions.

            (a) Distributions payable on each Security will be fixed (i) at a rate per annum of 9.75% (the "Coupon Rate") of the liquidation amount of $1,000.00 per Security (the "Liquidation Amount"), (ii) at the Coupon Rate on any overdue installment of Interest (to the extent that payment of such interest is enforceable under applicable law) and (iii) for any period of time during which any installment of Interest is overdue, at the Coupon Rate plus 2.00%, in every case, compounded quarterly, and each such rate being the equivalent rate of interest payable on the Debentures held by the Property Trustee. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

                                     A-I-1

            (b) Distributions on the Securities will be cumulative, will accumulate from the date of their original issuance, and will be payable quarterly in arrears on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2007 (each, a "Distribution Date"), except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months.

            (c) Distributions on the Securities (other than Distributions on a redemption date, if any) will be payable to the Holders thereof as they appear on the books and records of the Trust as of 5:00 p.m., New York City time, on the fifteenth (15th) day of the month, whether or not a Business Day, immediately preceding the month in which the relevant Distribution Date occurs, which Distribution Dates correspond to the interest payment dates on the Debentures. The relevant record dates for the Common Securities shall be the same as the record dates for the Preferred Securities. Distributions payable on any Securities that are not punctually paid on any Distribution Date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Holder on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay), except that if such next succeeding Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day with the same force and effect as if made on such date.

            (d) As used in this Annex I, the term "Distribution," unless otherwise stated, includes regular quarterly Distributions payable at the Coupon Rate (or such other rate pursuant to paragraph 2(a) above) as well as Distributions payable in accordance with Article VI of the Declaration if and to the extent that the Debenture Issuer makes a payment of Interest on the Debentures in respect of Liquidated Damages and/or Additional Sums.

            (e) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders.

      3. Liquidation Distribution Upon Termination.

      In the event of any termination of the Trust other than upon the occurrence of events specified in Sections 8.1(a)(v), (vi), (viii) or 8(a)(ix) of the Declaration, or if the Initial Purchaser of Common Securities otherwise gives notice of its election to liquidate the Trust pursuant to Section 8.1(a)(iii) of the Declaration, the Trust shall be liquidated by the Administrative Trustees as expeditiously as the Administrative Trustees determine to be possible by distributing to the Holders, after satisfaction of liabilities to creditors of the Trust as provided by applicable law, a Like Amount (as defined below) of the Debentures, unless such distribution is determined by the

                                     A-I-2

Property Trustee not to be practicable, in which event such Holders will be entitled to receive Pro Rata out of the assets of the Trust legally available for distribution to Holders an amount in cash or immediately available funds equal to the aggregate of the liquidation amount of $1,000.00 per Security plus accumulated and unpaid Distributions thereon to the date of payment, after satisfaction of liabilities to creditors of the Trust as provided by applicable law (such amount being the "Liquidation Distribution"). If the Debentures are distributed to the holders of the Preferred Securities, the Debenture Issuer will use its reasonable efforts to cause the Debentures to be listed on the market or exchange on which the Preferred Securities are then listed, if any.

      "Like Amount" means (i) with respect to a redemption of the Securities, Securities having a Liquidation Amount equal to the principal amount of Debentures to be paid in accordance with their terms and (ii) with respect to a distribution of Debentures upon the liquidation of the Trust, Debentures having a principal amount equal to the Liquidation Amount of the Securities of the Holder to whom such Debentures are distributed.

      If, upon any such liquidation, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets on hand legally available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis except that if an Event of Default shall exist under the Indenture, the Preferred Securities shall have a priority over the Common Securities.

      On and from the date fixed by the Administrative Trustees for any distribution of Debentures and liquidation of the Trust: (i) the Securities will no longer be deemed to be outstanding, (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), as the Holder of the Preferred Securities, will receive a registered global certificate or certificates representing the Debentures to be delivered upon such distribution, and (iii) any certificates representing Securities not held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will be deemed to represent beneficial interests in a Like Amount of Debentures bearing an interest rate identical to the distribution rate of those Preferred Securities, and bearing accrued and unpaid interest in an amount equal to the accumulated and unpaid Distributions on those Preferred Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue.

      4. Redemption and Distribution.

            (a) Upon the repayment of the Debentures in whole or in part, at maturity or otherwise (regardless of whether at the option of the Debenture Issuer in accordance with the provisions of paragraph 4(c) below, pursuant to a Special Event, as described below, or pursuant to a Change in Control, as defined in the Indenture), the proceeds from such redemption shall be simultaneously applied by the Property Trustee (subject to the Property Trustee having received written notice no later than thirty (30) days prior to such redemption) to redeem a Like Amount of the Securities, at the Redemption Price (as defined below), the Change in Control Redemption Price (as defined below) or the Make-Whole Redemption Price (as defined below), as applicable. If fewer than all of the Debentures are redeemed on a redemption date, then the Property Trustee shall allocate the proceeds of the redemption on a Pro Rata basis among the Preferred Securities and

                                     A-I-3
      the Common Securities unless an Event of Default shall have occurred, in which case no proceeds shall be allocated to the Common Securities until the Preferred Securities are paid in full.

            (b) (i) The "Redemption Price," with respect to a redemption of Securities, shall mean an amount equal to 100% of the Liquidation Amount of Securities to be redeemed, plus accrued and unpaid Distributions on the Securities, if any, to the date of such redemption.

                  (ii) The "Make-Whole Redemption Price" shall mean the sum of
            (A) the Redemption Price and (B) the Make-Whole Payment Price (as defined in the Indenture).

                  (iii) The "Change in Control Redemption Price" shall mean the greater of: (x) the Redemption Price plus the Change in Control Redemption Premium, or (y) an amount equal to the number of shares of Common Stock that would be issued if such Debentures were converted on the Change in Control Effective Date at the then prevailing Conversion Rate multiplied by the Stock Price (as defined in the Indenture) plus the Change in Control Redemption Premium.

                  (iv) If fewer than all the outstanding Securities are to be so redeemed, the Securities to be redeemed will be determined as described in paragraph 5(a)(ii) below.

            (c) The Debenture Issuer may redeem the Debentures, subject to conditions set forth in the Indenture, prior to maturity, in whole or in part, on one or more occasions. Subject to the provisions of paragraph 4(d) and 4(e) below, the Debentures shall not be redeemable at the option of the Debenture Issuer prior to July 1, 2010. The Debenture Issuer shall have the right to redeem the Debentures, in whole or in part, on one or more occasions at any time on or after July 1, 2010, at the Make-Whole Redemption Price, if the average Closing Price (as defined in the Indenture) per share of Common Stock for the ten (10) consecutive Trading Days (as defined in the Indenture) ending on the Trading Day prior to the mailing of the notice of redemption exceeds 130% of the then prevailing Conversion Price (as defined in the Indenture). On and after July 1, 2012, the Debenture Issuer shall have the right to redeem the Debentures, in whole or in part, at the Redemption Price.

            (d) If at any time an Investment Company Event or a Tax Event (each as defined below, and each a "Special Event") occurs, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) at any time to redeem, at the Redemption Price, the Debentures in whole, but not in part, following the occurrence of such Special Event.

      "Investment Company Event" means the Initial Purchaser of Common Securities and the Trust shall have received an opinion of independent securities counsel experienced in such matters to the effect that, as a result of (i) any amendment to, or change (including any announced prospective change) in, any laws or regulations of the United States or any rules,

                                     A-I-4
guidelines or policies of any applicable regulatory agency or authority; or (ii) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or which pronouncement or decision is announced on or after the date the Preferred Securities are first issued, the Trust is, or within ninety (90) days of the date of the opinion will be, considered an investment company that is required to be registered under the Investment Company Act.

      "Tax Event" means the receipt by the Debenture Issuer of an opinion of independent counsel experienced in such matters to the effect that, as a result of (a) any amendment to or change (including any announced prospective change) in the laws or any regulations thereunder of the United States or any political subdivision or taxing authority thereof or therein or (b) any judicial decision or any official administrative pronouncement or regulatory procedure, including any notice or announcement of intent to adopt any such pronouncement (including any private letter ruling, technical advice memorandum or field service advice) or procedure (an "Administrative Action"), regardless of whether such judicial decision or Administrative Action is issued to or in connection with a proceeding involving the Debenture Issuer or the Trust and whether or not subject to review or appeal, which amendment, change, judicial decision or Administrative Action is enacted, promulgated or announced, in each case, on or after the date of issuance of the Preferred Securities, there is more than an insubstantial risk that (i) the Trust is, or will be within ninety (90) days of the date of such opinion, subject to United States federal income tax with respect to income received or accrued on the Debentures, (ii) interest payable by the Debenture Issuer on the Debentures is not, or within ninety (90) days of the date of such opinion, will not be, deductible by the Debenture Issuer, in whole or in part, for United States federal income tax purposes, or (iii) the Trust is, or will be within ninety (90) days of the date of such opinion, subject to more than a de minimis amount of other taxes, duties or other governmental charges.

            (e) If at any time there occurs a Change in Control, the Debenture Issuer shall have the right (subject to the conditions set forth in the Indenture) at any time to redeem, at the Redemption Price plus, under certain circumstances described in the Indenture, a Change in Control Redemption Premium, the Debentures in whole, but not in part, following the occurrence of such Change in Control.

            (f) Upon any redemption of Debentures upon the occurrence of a Special Event or a Change in Control and in compliance with the Indenture, the Trust will, simultaneous with such redemption of Debentures, cause all of the Securities to be redeemed by the Trust at the price equivalent to that paid to redeem the Debentures.

            (g) The Trust may not redeem fewer than all the outstanding Securities unless all accumulated and unpaid Distributions have been paid on all Securities for all quarterly distribution periods terminating on or before the date of redemption.

            (h) In connection with any redemption of Securities, the Trust may arrange for the purchase and conversion of any Securities by an agreement with one or more investment bankers or other purchasers to purchase such Securities by paying to the Property Trustee in trust for the Holders, on or before the redemption date, an amount not less than the applicable Redemption Price, the Change in Control Redemption Price or

                                     A-I-5

      Make-Whole Redemption Price, as the case may be, of such Securities. Notwithstanding anything to the contrary contained in this paragraph 4, the obligation of the Trust to pay the redemption price of such Securities shall be deemed to be satisfied and discharged only to the extent such amount is so paid by such purchasers. If such an agreement is entered into, a copy of which shall be filed with the Property Trustee prior to the redemption date, any Securities not duly surrendered for conversion by the Holders thereof, may, at the option of the Trust, be deemed, to the fullest extent permitted by law, acquired by such purchasers from such Holders and (notwithstanding anything to the contrary contained in paragraph 6 of this Annex I) surrendered by such purchasers for conversion, all as of immediately prior to the close of business on the redemption date (and the right to convert any such Securities shall be deemed to have been extended through such time), subject to payment of the above amount as aforesaid. At the written direction of the Trust, the Property Trustee shall hold and dispose of any such amount paid to it in the same manner as it would monies deposited with it by the Trust for the redemption of Securities. Without the Property Trustee's prior written consent, no arrangement between the Trust and such purchasers for the purchase and conversion of any Securities shall increase or otherwise affect any of the powers, duties, responsibilities or obligations of the Property Trustee as set forth in the Declaration, and the Debenture Issuer and the Trust agree to indemnify the Property Trustee from, and hold it harmless against, any and all loss, liability or expense arising out of or in connection with any such arrangement for the purchase and conversion of any Securities between the Trust and such purchasers, including the costs and expenses incurred by the Property Trustee in the defense of any claim or liability arising out of or in connection with the exercise or performance of any of its powers, duties, responsibilities or obligations under the Declaration. Nothing in the preceding sentence shall be deemed to limit the rights, privileges, immunities and protections afforded to the Property Trustee in the Declaration. Nothing in this paragraph 4(h) shall affect the right of the Holders to receive the full Redemption Price, the Change in Control Redemption Price or Make-Whole Redemption Price, as the case may be, on the redemption date.

      5. Procedures Related to Redemptions or Distributions of Securities.

            (a) The procedure with respect to redemptions or distributions of Securities shall be as follows:

                  (i) (A) Notice of any redemption due to a Change in Control will be given by the Trust as promptly as practicable following the Date the Debenture Issuer publicly announces a Change in Control but in no event less than twenty (20) Business Days Prior to the anticipated effective date of such Change in Control and (B) notice of any redemption (other than due to a Change in Control) of, or notice of distribution of Debentures in exchange for, the Securities will be given by the Trust by mail to each Holder to be redeemed or exchanged not fewer than thirty (30) nor more than sixty (60) days before the date fixed for redemption or exchange thereof or which, in the case of a redemption under this paragraph 5(a)(i)(B), will be the date fixed for redemption of the Debentures (any such notice provided pursuant to clause (A) or (B) of this paragraph 5(a)(i) shall be referred to as (a "Redemption/Distribution Notice"). For purposes of the calculation of the

                                     A-I-6
            date of redemption or exchange and the dates on which notices are given pursuant to this paragraph 5(a)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders. Each Redemption/Distribution Notice shall be addressed to the Holders at the address of each such Holder appearing in the books and records of the Trust. The notice if mailed in the manner herein provided shall be conclusively presumed to have been duly given, whether or not the Holder receives such notice. In any case, failure to give such notice or any defect in the Redemption/Distribution Notice to the Holder of any Security designated for redemption or exchange as a whole or in part shall not affect the validity of the redemption or exchange proceedings with respect to any other Security.

                  (ii) Subject to paragraph 4(a), in the event that fewer than all the outstanding Securities are to be redeemed, the particular Securities to be redeemed shall be selected on a Pro Rata basis (based upon Liquidation Amounts) not more than sixty (60) days prior to the date fixed for redemption from the outstanding Securities not previously called for redemption, provided, however, that with respect to Holders that would be required to hold less than five (5) but more than zero Securities as a result of such Pro Rata redemption, the Trust shall redeem Securities of each such Holder so that after such redemption such Holder either shall hold five (5) Securities or such Holder shall no longer hold any Securities, and shall use such method (including, without limitation, by lot) as the Trust shall deem fair and appropriate, provided further, that any such proration may be made on the basis of the aggregate Liquidation Amount of Securities held by each Holder thereof and may be made by making such adjustments as the Trust deems fair and appropriate in order that only Securities in denominations of $1,000.00 or integral multiples thereof shall be redeemed. In respect of Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) or any nominee, the distribution of the proceeds of such redemption will be made to the Clearing Agency and disbursed by such Clearing Agency in accordance with the procedures applied by such agency or nominee.

                  (iii) If Securities are to be redeemed and the Trust gives a
            Redemption/ Distribution Notice (which notice will be irrevocable), then (A) with respect to Preferred Securities issued in book-entry form if (i) following the occurrence of a Special Event, by 1:00 p.m., New York City time, on the redemption date or at such earlier time as the Trust determines, or (ii) following the occurrence of a Change in Control, by 1:00 p.m., New York City time on the fifth
            (5th) Business Day following the Change in Control Effective Date or such earlier time as the Trust determines, provided in either case that the Debenture Issuer has paid the Debenture Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures by 10:00 a.m., New York City time, on the maturity date or the date of redemption, as the case requires, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption

                                     A-I-7

            Price, as the case may be, with respect to such Preferred Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption Price, as the case may be, to the relevant Clearing Agency Participants and (B) with respect to Preferred Securities issued in certificated form and Common Securities, the Property Trustee will irrevocably deposit with the Paying Agent funds sufficient to pay the Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption Price, as the case may be, and will give the Paying Agent irrevocable instructions and authority to pay the Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption Price, as the case may be, to Holders upon surrender of their certificates evidencing the Preferred Securities or Common Securities, as the case may be. If a Redemption/Distribution Notice shall have been given and funds deposited as required, if applicable, then immediately prior to the close of business on the redemption date, Distributions will cease to accumulate on the Securities so called for redemption and all rights of Holders so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption Price, as the case may be, but without interest on such Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption Price, as the case may be, and such Securities shall cease to be outstanding.

                  (iv) Notwithstanding the foregoing, payment of accumulated and unpaid Distributions on the Redemption Date of the Securities will be subject to the rights of Holders on the close of business on the relevant record date in respect of a Distribution Date occurring on or prior to such Redemption Date.

      The Trust shall not be required to: (i) issue, register the transfer of or exchange any Securities during a period beginning at the opening of business fifteen (15) days before the day of mailing of a notice of redemption and ending at the close of business on the day of such mailing or (ii) register the transfer of or exchange any Securities selected for redemption in whole or in part except, in the case of any Securities being redeemed in part, any portion thereof not to be redeemed; for the avoidance of doubt, none of the transfer and exchange provisions shall affect the Debenture Issuer's obligation to comply with the provisions of Section 17.01 of the Indenture and paragraph 6 below. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption Price, as the case may be, payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such next succeeding Business Day falls in the next calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If payment of the Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption Price, as the case may be, in respect of any Securities is improperly withheld or refused and not paid either by the Trust or by the Debenture Issuer as guarantor pursuant to the Guarantee Agreement, Distributions on such Securities will continue to accumulate at the rate prescribed therefor in the Security from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of

                                     A-I-8
calculating the Redemption Price, the Change in Control Redemption Price or the Make-Whole Redemption Price, as the case may be.

                  (v) Redemption/Distribution Notices shall be sent by the
            Property Trustee on behalf of the Trust at the expense of the Initial Purchaser of Common Securities to (A) in respect of the Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Certificated Preferred Security Certificates have been issued, to the Holder thereof, and (B) in respect of the Common Securities to the Holder thereof.

                  (vi) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Initial Purchaser of Common Securities or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender, in the open market or by private agreement.

      6. Conversion Rights.

      The Holders of Preferred Securities shall have the right at any time on or after the occurrence of the events described in Section 17.01 of the Indenture and prior to 5:00 p.m., New York City time, on the Business Day immediately preceding the date of repayment of such Preferred Securities, whether at stated maturity or upon redemption, at their option to cause the Conversion Agent to convert Preferred Securities, on behalf of the converting Holders, into shares of Common Stock, in the manner described herein on and subject to the following terms and conditions:

            (a) The Preferred Securities will be exchangeable for Debentures which will be convertible at the office of the Conversion Agent into fully paid and nonassessable shares of Common Stock pursuant to the Holder's direction to the Conversion Agent to exchange such Preferred Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Preferred Security per $1,000.00 principal amount of Debentures, and immediately convert such amount of Debentures into fully paid and nonassessable shares of Common Stock at an initial conversion rate of
      39.1016 shares of Common Stock for each $1,000.00 principal amount of Debentures (equal to an initial Conversion Price of $25.57 per share of Common Stock), subject to adjustment as described in the Indenture (the "Conversion Rate"). In addition, upon the occurrence of a Change in Control, holders converting Debentures in connection with such Change in Control within the meaning of the Indenture (including Holders directing the Conversion Agent) shall, under certain circumstances, be entitled to receive a make whole premium in the form of an increase in the Conversion Rate, as and to the extent set forth in the Indenture.

            On each Conversion Rate Reset Date, the Conversion Rate will be reset to the lower of (x) the Conversion Rate then in effect, and (y) a Conversion Rate determined by dividing $1,000 by an amount equal to 120% of the Average Closing Price (as defined in the Indenture). Notwithstanding the foregoing, if the application of the foregoing were to

                                     A-I-9
      result in the Conversion Rate being reset to a Conversion Rate that would be greater than the Maximum Conversion Rate, then the Conversion Rate will instead be reset to the Maximum Conversion Rate. The Maximum Conversion Rate shall be subject to adjustment on each occasion on which the Conversion Rate shall be adjusted (other than on account of adjustments to the Conversion Rate resulting from the application of the provisions of this paragraph) by multiplying the then applicable Maximum Conversion Rate by a fraction, the numerator of which is the Conversion Rate as so adjusted and the denominator of which is the Conversion Rate in effect immediately prior to such adjustment; provided that the Maximum Conversion Rate as so adjusted shall in no event be greater than 65.1693 shares per $1,000.00 principal amount of Securities, subject to adjustment on account of the events specified in Section 17.03(a) of the Indenture. The Conversion Rate shall be adjusted in certain instances as provided in paragraphs (a), (b), (c), (d) or (e) of Section 17.03 of the Indenture. Notwithstanding the forgoing, in no event will the Conversion Rate or Maximum Conversion Rate be adjusted as described in Section 17.01(a) or 17.03(d) of the Indenture to a Conversion Rate that is greater than the Maximum Cash Adjusted Conversion Rate.

            Upon conversion of Debentures following the Holder's direction to the Conversion Agent, the Debenture Issuer shall, in accordance with the provisions of the Indenture, have the right to deliver, in lieu of Common Stock, cash in lieu of all or a portion of such Common Stock. The Debenture Issuer shall inform the Property Trustee of its election to pay cash for all or a portion of the shares in lieu of delivery of the shares of Common Stock otherwise issuable upon conversion (and, if applicable, the percentage of each share of Common Stock that will be paid in cash in lieu of shares of Common Stock) and the Property Trustee shall upon receipt of such notice notify Holders who have surrendered their Preferred Securities for conversion no later than two (2) Business Days after the Conversion Date.

            If the Debenture Issuer shall have elected, unilaterally and irrevocably, to settle its obligation to deliver shares of Common Stock with respect to Debentures converted following such election, in cash and, if applicable, shares of common stock ("Net Share Settlement Election"), then upon conversion of Debentures following the Holder's direction to the Conversion Agent, the Debenture Issuer shall deliver to the holder surrendering such Debentures for conversion an amount in cash equal to the lesser of (i) the principal amount of the Debentures so converted and (ii) the Conversion Value, determined in the manner set forth in the Indenture. If the Conversion Value exceeds the principal amount of the Debentures on the conversion date, the Debenture Issuer will also deliver, at its election, cash or Common Stock or a combination of cash and Common Stock for the Conversion Value in excess of the principal amount of the Debentures so converted. On any day prior to the first Trading Day of the applicable Conversion Reference Period, the Debenture Issuer may specify the Cash Percentage (as defined in the Indenture) and the Debenture Issuer shall notify the Property Trustee who shall forthwith and immediately notify the Holder of such Cash Percentage.

            (b) In order to convert Preferred Securities into Common Stock the Holder shall submit to the Conversion Agent at the office referred to above a request to convert Preferred Securities on behalf of such Holder substantially in the form attached to Exhibit

                                     A-I-10

      A-1 to the Declaration (the "Conversion Request"), together, if the Preferred Securities are in certificated form, with such certificates. The Holder must furnish appropriate endorsements or transfer documents, if required by the Conversion Agent, and pay any transfer or similar tax, if required. The Trust shall not cause the conversion of any Debentures except pursuant to such a Conversion Request. The Conversion Request shall
      (i) set forth the number of Preferred Securities to be converted and the name or names, if other than the Holder, in which the shares of Common Stock should be issued and (ii) direct the Conversion Agent (a) to exchange such Preferred Securities for a portion of the Debentures held by the Trust having a principal amount equal to the Liquidation Amount of the Preferred Securities to be converted and (b) to immediately convert such Debentures on behalf of such Holder, into Common Stock at the conversion rate applicable to the Debentures at such time. The Conversion Agent shall notify the Property Trustee of the Holder's election to exchange Preferred Securities for a portion of the Debentures held by the Trust and the Property Trustee shall, upon receipt of such notice, deliver to the Conversion Agent the appropriate principal amount of Debentures for exchange in accordance with this paragraph 6. The Conversion Agent shall thereupon notify the Initial Purchaser of Common Securities of the Holder's election to convert such Debentures into shares of Common Stock.

            (c) Except as described herein, no distribution will be payable on Preferred Securities surrendered for conversion with respect to any Distribution Date subsequent to the date of conversion and neither the Trust nor the Debenture Issuer will make, or be required to make, any payment, allowance or adjustment for accumulated and unpaid Distributions, whether or not in arrears, on Preferred Securities surrendered for conversion. If any Preferred Securities are surrendered for conversion between the period from 5:00 p.m., New York City time, on any record date through and including the related Distribution Date, the Preferred Securities surrendered for conversion must be accompanied by payment from the Holder in next day funds of an amount equal to the Distribution which the registered holder on such record date is to receive, and such registered holder shall be entitled to receive the Distribution payable on the subsequent Distribution Date on the portion of Preferred to be converted, notwithstanding the conversion thereof prior to such Distribution Date. The previous sentence shall not apply in the case of Preferred Securities called for redemption on a redemption date between a record date and a related Distribution Date as described in the next sentence. If notice of redemption of Preferred Securities is mailed or otherwise given to Holders, then such converting Holder shall be entitled to receive either (i) if the date of such conversion falls after a record date and on or prior to the next succeeding Distribution Date, all accrued and unpaid Distributions on such Securities to such Distribution Date, or
      (ii) if the date of such conversion does not fall on a date described in clause (i) above, all accrued and unpaid Distributions on such Securities to the most recent Distribution Date prior to the date of such conversion (even though no Distributions were paid on such date), which Distributions shall, in either such case, be paid to such converting Holder unless another Holder was the record owner of such Securities as of 5:00 p.m., New York City time on the record date for which such Distribution payment is made, in which case such Distribution payment shall be paid to such other Holder. Except as otherwise set forth above in this paragraph, in the case of any Security which is converted, Distributions which are payable after the date of conversion of such Preferred Security shall not be

                                     A-I-11
      payable, and the Trust shall not make nor be required to make any other payment, adjustment or allowance with respect to accrued but unpaid Distributions on the Securities being converted, which shall be deemed to be paid in full through delivery of the Common Stock (together with the cash payment, if any, in lieu of fractional shares) or cash-in-lieu of delivering Common Stock, or any combination elected by the Debenture Issuer. If any Preferred Security called for redemption is converted, any money deposited with the Property Trustee or with any paying agent or so segregated and held in trust for the redemption of such Preferred Security shall (subject to any right of the Holder) be paid to the Trust upon a written request or, if then held by the Trust, shall be discharged from such trust.

            In addition to the provisions of the foregoing paragraph, in the event that the Debenture Issuer shall have called the Debentures for redemption and the Trust shall have converted some or all of its Debentures due to a Holder of Preferred Securities having exercised its right under the Indenture to exchange such Preferred Securities for Debentures, in addition to the amounts owing upon conversion pursuant to the provisions of this paragraph and Article XVII of the Indenture, the Holder of such Preferred Securities shall also be entitled to receive, on the date on which such amounts are deliverable, a cash amount equal to the Make-Whole Payment Price or the Change in Control Redemption Premium, as the case may be, if any such Make-Whole Payment Price or Change in Control Redemption Premium shall then be owing in connection with the Debentures.

            Each conversion shall be deemed to have been effected immediately prior to 5:00 p.m., New York City time, on the Business Day on which the Conversion Request and any other required deliverables were received (the "Conversion Date") by the Conversion Agent from the Holder. The Person or Persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock as of the Conversion Date. As promptly as practicable on or after the Conversion Date, the Debenture Issuer shall issue and deliver at the office of the Conversion Agent, unless otherwise directed by the Holder in the Conversion Request, a certificate or certificates for the number of full shares of Common Stock issuable upon such conversion, together with the cash payment, if any, in lieu of any fraction of any share to the Person or Persons entitled to receive the same. The Conversion Agent shall distribute such certificate or certificates to such Person or Persons.

            (d) Subject to any right of the Holder, the fair market value of the fixed number of shares of Common Stock into which the Preferred Securities are convertible (together with the cash payment, if any, in lieu of fractional shares) shall be treated as issued, to the extent thereof, (i) first, in exchange for accrued and unpaid Distributions on such Preferred Securities at the time of such conversion, and (ii) second, the balance, if any, of such fair market value of such Common Stock (and any cash payment) shall be treated as issued in exchange for the liquidation amount of the portion of Preferred Securities so converted.

                                     A-I-12

            (e) Subject to the next succeeding sentence, no fractional shares of Common Stock shall be issued as a result of conversion, but in lieu thereof, the Debenture Issuer shall pay to the Conversion Agent a cash adjustment in an amount equal to the same fraction of the Closing Price of such fractional interest on the date on which the Preferred Securities or Debentures, as the case may be, were duly surrendered to the Conversion Agent for conversion, or, if such day is not a Trading Day, on the next Trading Day, and the Conversion Agent in turn shall make such payment, if any, to the Holder of the Debentures so converted. In the event that the Debenture Issuer shall have made a Net Share Settlement Election, a Holder otherwise entitled to a fractional share shall receive cash equal to the applicable portion of the arithmetic average of the volume weighted average price of the Common Stock for each of the five (5) consecutive Trading Days of the Conversion Reference Period.

            (f) In the event of the conversion of any Preferred Security in part only, a new Preferred Security or Preferred Securities for the unconverted portion thereof shall be issued in the name of the Holder thereof upon the cancellation thereof in accordance with Section 7.10 of the Declaration.

            (g) In effecting the conversion transactions described in this paragraph 6, the Conversion Agent shall be acting as agent of the Holders of Preferred Securities (in the exchange of Preferred Securities for Debentures) and as agent of the Debenture holders (in the conversion of Debentures into Common Stock), as the case may be, directing it to effect such conversion transactions. The Conversion Agent is hereby authorized
      (i) to exchange Preferred Securities for Debentures held by the Trust from time to time in connection with the conversion of such Preferred Securities in accordance with this paragraph 6 and the applicable provisions of the Indenture and (ii) to convert all or a portion of the Debentures into Common Stock and thereupon to deliver such shares of Common Stock in accordance with the provisions of this paragraph 6 and the applicable provisions of the Indenture and to deliver to the Trust a new Debenture or Debentures for any resulting unconverted principal amount.

            (h) Any certificates representing shares of Common Stock issuable upon exchange of the Preferred Securities for Debentures and conversion of such Debentures shall bear any legend required by Section 2.06 of the Indenture.

            (i) The Debenture Issuer shall at all times reserve and keep available out of its authorized and unissued Common Stock, solely for issuance upon the conversion of the Debentures, free from any preemptive or other similar rights, such number of shares of Common Stock as shall from time to time be issuable upon the conversion of all the Debentures then outstanding. Notwithstanding the foregoing, the Debenture Issuer shall be entitled to deliver upon conversion of Debentures, shares of Common Stock reacquired and held in the treasury of the Initial Purchaser of Common Securities (in lieu of the issuance of authorized and unissued shares of Common Stock), so long as any such treasury shares are free and clear of all liens, charges, security interests or encumbrances. Any shares of Common Stock issued upon conversion of the Debentures shall be duly authorized, validly issued and fully paid and nonassessable. The Property Trustee shall deliver the shares of Common Stock received upon conversion of the Debentures to the

                                     A-I-13
      converting Holder free and clear of all liens, charges, security interests and encumbrances, except for United States withholding taxes and back-up withholding taxes.

      7. Purchase Right Following Change In Control or Termination of Trading.

            (a) If a Change in Control or Termination of Trading occurs, each holder of a Preferred Security will have the right to exchange any or all of such Holder's Preferred Securities for Debentures of a Like Amount and to simultaneously require the Debenture Issuer to repurchase such Debentures on the Repurchase Date (as defined in the Indenture) at a repurchase price in cash equal to 100% of the principal amount of the Debentures that have been exchanged for such Holder's Preferred Securities, plus accrued and unpaid interest on such Debentures to, but excluding, the Repurchase Date.

            (b) As promptly as practicable following either (i) the date the Debenture Issuer publicly announces a Change in Control or (ii) the date on which a Termination of Trading occurs, but, in the case of a Change in Control, not less than twenty (20) Business Days prior to the anticipated effective date of such Change in Control, the Debenture Issuer must give notice to each Holder of a Preferred Security and the Property Trustee of the transaction that constitutes the Change in Control or Termination of Trading and of the resulting repurchase right, which notice must specify the Repurchase Date. To exercise the repurchase right, a Holder must deliver written notice to the Debenture Issuer, the Trust and the Property Trustee of the Holder's exercise of its repurchase right no later than the second (2nd) Business Day prior to the Repurchase Date. Pursuant to the Holder's notice to the Property Trustee, the Holder will direct the Property Trustee, in its capacity as exchange agent (the "Exchange Agent") to exchange such Preferred Securities for a portion of the Debentures theretofore held by the Trust on the basis of one Preferred Security per $1,000.00 principal amount of Debentures, and immediately exercise the right in respect of such Debentures to require the Debenture issuer to repurchase such Debentures on the Repurchase Date for cash at a purchase price of $1,000.00 plus accrued and unpaid interest to the Repurchase Date for each $1,000.00 principal amount of Debentures so tendered for repurchase.

            (c) In order to exercise the right to require the Debenture Issuer to repurchase the Holder's Debentures following the exchange of Preferred Securities for Debentures, the Holder shall submit to the Exchange Agent at the office referred to above a request to repurchase Preferred Securities on behalf of such Holder substantially in the form attached to Exhibit A-1 to the Declaration (the "Notice of Repurchase Election"), together, if the Preferred Securities are in certificated form, with such certificates. The Holder must furnish appropriate endorsements or transfer documents, if required by the Exchange Agent, and pay any transfer or similar tax, if required. The Trust shall not cause the repurchase of any Debentures except pursuant to such a Notice of Repurchase Election. The Notice of Repurchase Election shall (i) set forth the number of Preferred Securities to be repurchased and (ii) direct the Exchange Agent (a) to exchange such Preferred Securities for a portion of the Debentures held by the Trust having a principal amount equal to the Liquidation Amount of the Preferred Securities to be repurchased and (b) to immediately exercise the repurchase right with respect to such Debentures on

                                     A-I-14
      behalf of such Holder. The Exchange Agent (if other than the Property Trustee) shall notify the Property Trustee of the Holder's election to exchange Preferred Securities for a portion of the Debentures held by the Trust and the Property Trustee shall, upon receipt of such notice, deliver to the Exchange Agent the appropriate principal amount of Debentures for exchange in accordance with this paragraph 7. The Exchange Agent shall thereupon notify the Debenture Issuer of the Holder's election to require the Debenture Issuer to repurchase such Debentures in accordance with the provisions of the Indenture.

            (d) In the event of the exercise of the repurchase right of any Preferred Security in part only, a new Preferred Security or Preferred Securities for the portion thereof in respect of which the repurchase right shall not have been exercised shall be issued in the name of the Holder thereof upon the cancellation thereof in accordance with Section
      7.10 of the Declaration.

            (e) In effecting the repurchase transactions described in this Paragraph 7, the Exchange Agent shall be acting as agent of the Holders of Preferred Securities (in the exchange of Preferred Securities for Debentures) and as agent of the Debenture holders (in the exercise of the repurchase right with respect to the Debentures), as the case may be, directing it to effect such repurchase transactions. The Exchange Agent is hereby authorized (i) to exchange Preferred Securities for Debentures held by the Trust from time to time in connection with the exercise of the repurchase right with respect to such Preferred Securities in accordance with this paragraph 7 and the applicable provisions of the Indenture and
      (ii) to exercise the repurchase right with respect to all or a portion of the Debentures and thereupon to deliver cash in accordance with the provisions of this paragraph 7 and the applicable provisions of the Indenture and to deliver to the Trust a new Debenture or Debentures for any principal amount of Debentures in respect of which the repurchase right shall not have been exercised.

            (f) The Debenture Issuer will comply with the requirements of the Exchange Act and any other securities laws and regulations thereunder to the extent such laws and regulations are applicable in connection with the redemption of the Preferred Securities or the repurchase of the Debentures as a result of a Change in Control or a Termination of Trading.

      8. Voting Rights-Preferred Securities.

            (a) Except as provided under paragraphs 8(b), 9(b) and 10 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

            (b) So long as the Property Trustee holds any Debentures, the Trustees may not, without obtaining the prior consent of the holders of a majority in liquidation amount of all outstanding Preferred Securities:
      (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee, or execute any trust or power conferred on the Debenture Trustee with respect to the Debentures; (ii) revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities, except by subsequent vote of such Holders; (iii) waive any past default that is

                                     A-I-15
      waivable under Section 5.07 of the Indenture; (iv) exercise any right to rescind or annul a declaration accelerating the maturity of the principal of the Debentures; or (v) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required; provided, where a consent under the Indenture would require the consent of Holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the Holders of the percentage of that aggregate stated liquidation amount of the Preferred Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent; provided further, that if an event of default under the Indenture has occurred and is continuing, then holders of 25% of the aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to declare the principal of and interest or other required payments on the Debentures due and payable.

      In addition to obtaining the approvals of the Holders of the Preferred Securities, the Property Trustee shall be under no obligation to take any of the foregoing actions (except with respect to directing the time, method and place of conducting a proceeding for a remedy) unless the Property Trustee has obtained advice of Cadwalader, Wickersham & Taft LLP or an Opinion of Counsel experienced in such matters to the effect that the Trust will not fail to be classified as a grantor trust for federal income tax purposes after taking the action into account, each Holder will be treated as owning an undivided beneficial interest in the Debentures and the Debentures will be treated as indebtedness. The Property Trustee shall notify each Holder of Preferred Securities of any written notice of default it receives with respect to the Debentures.

      Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Property Trustee will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

      No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

      Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Debenture Issuer or any Affiliate of the Debenture Issuer shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

                                     A-I-16

      9. Voting Rights-Common Securities.

            (a) Except as provided otherwise under paragraphs 9(b), 9(c) and 10 or as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

            (b) Subject to the conditions set forth in Section 5.7 of the Declaration, unless an Event of Default shall have occurred and be continuing, any Trustee may be appointed or removed without cause at any time by vote of the Holders of a Majority in liquidation amount of the Common Securities voting as a class at a meeting of Holders of the Common Securities. If an Event of Default has occurred and is continuing, the Property Trustee and the Delaware Trustee may be removed only by the Holders of a Majority in liquidation amount of the Preferred Securities voting as a class. In no event will the holders of the Preferred Securities have the right to vote to appoint, remove or replace the Administrative Trustees, which voting rights are vested exclusively in the Initial Purchaser of Common Securities as the holder of the Common Securities. No resignation or removal of a Trustee and no appointment of a successor trustee shall be effective until the acceptance of appointment by the successor trustee in accordance with the provisions of the Declaration.

            (c) Unless an Event of Default shall have occurred and be continuing and so long as any Debentures are held by the Property Trustee, the Trustees shall not (i) direct the time, method and place of conducting any proceeding for any remedy available to the Debenture Trustee or executing any trust or power conferred on such Debenture Trustee with respect to the Debentures, (ii) waive any past default that is waivable under Section
      5.07 of the Indenture, (iii) exercise any right to rescind or annul a declaration of acceleration of the maturity of the principal of the Debentures or (iv) consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent shall be required, without, in each case, obtaining the prior approval of the Holders of a Majority in liquidation amount of all outstanding Common Securities; provided, however, that where a consent under the Indenture would require the consent of holders of more than a majority of the aggregate principal amount of Debentures affected thereby, only the holders of the percentage of that aggregate stated liquidation amount of the Common Securities which is at least equal to the percentage required under the Indenture may direct the Property Trustee to give such consent. The Trustees shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities except by subsequent vote of such Holders. The Property Trustee shall notify each Holder of Common Securities of any written notice of default it receives with respect to the Debentures. In addition to obtaining the foregoing approvals of such Holders of the Common Securities prior to taking any of the foregoing actions (except with respect to directing the time, method and place of conducting a proceeding for a remedy), the Property Trustee shall obtain, at the expense of the Initial Purchaser of Common Securities, advice of Cadwalader, Wickersham & Taft LLP or an opinion of counsel experienced in such matters to the effect that the Trust will continue to be classified as a grantor trust for United States federal income tax purposes on account of such action, each holder will be treated as owning an undivided beneficial interest in the Debentures and the Debentures will be treated as indebtedness.

                                     A-I-17

      Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Administrative Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of record of Common Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

      No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

      10. Pro Rata.

      A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Indenture has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities Pro Rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and, only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of Common Securities Pro Rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding.

      11. Ranking.

      The Trust will pay all Distributions, any redemption price, and any Liquidation Distribution to Holders of the Preferred Securities and Common Securities Pro Rata based on the liquidation amount of the Preferred Securities and Common Securities held. However, if on any Distribution Date or redemption date, or at the time of a Liquidation Distribution, the Debenture Issuer is in default under the Indenture, then the Trust will only pay any Distribution, redemption price, or Liquidation Distribution on the Common Securities after making payment in full and in cash of all accumulated and unpaid distributions to Holders of the outstanding Preferred Securities for all distribution periods terminating on or prior thereto, and in the case of payment of any redemption price or a Liquidation Distribution, the full amount of the applicable redemption price or Liquidation Distribution to holders of the outstanding Preferred Securities then called for redemption or liquidation.

      In the case of any Event of Default, the holder of all of the Common Securities, will be deemed to have waived any right to act with respect to the Event of Default until the effect of the Event of Default has been cured or waived. Until any Event of Default has been cured or waived,

                                     A-I-18
the Property Trustee will act solely on behalf of the Holders of the Preferred Securities and not on behalf of the Holder of the Common Securities, and only the holders of the Preferred Securities will have the right to direct the Property Trustee to act on their behalf.

      12. Acceptance of Securities Guarantee and Indenture.

      Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture.

      13. Other Rights of Holders of Preferred Securities.

      If an Event of Default under the Indenture has occurred and is continuing, then Holders of 25% of the aggregate liquidation amount of the Preferred Securities may direct the Property Trustee to declare the principal of and interest or other required payments on the Debentures due and payable.

      If the Property Trustee shall have failed to take a Legal Action under
Section 3.8(e) of the Declaration, after any Holder of Preferred Securities shall have made a written request to the Property Trustee and not withdrawn such request to enforce such rights, such Holder of the Preferred Securities may, to the fullest extent permitted by law, take such Legal Action to enforce the rights of the Property Trustee under the Debentures; provided, however, that if an Event of Default has occurred and is continuing, then a Holder of Preferred Securities may directly institute a proceeding for enforcement of payment to such Holder of the principal of or Interest on the Debentures having a principal amount equal to the aggregate liquidation amount of the Preferred Securities of such Holder (a "Direct Action") on or after the respective due date specified in the Debentures. Upon the occurrence of an Event of Default, the rights of the Holders of the Common Securities will be subordinated to the rights of such Holder of Preferred Securities to the extent of any payment made by the Debenture Issuer to such Holder of Preferred Securities. Except as provided in the preceding sentences, the Holders of Preferred Securities will not be able to exercise directly any other remedy available to the Holders of the Debentures.

      14. No Preemptive Rights.

      The issuance of Preferred Securities and the issuance of Common Securities are not subject to preemptive or other similar rights. The Holders shall have no preemptive rights to subscribe for any additional securities.

      15. Agreed Tax Treatment.

      The Trust and, by its acceptance or acquisition of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a direct or indirect beneficial interest in, such Security, intend and agree to treat this Security as indebtedness of the Debenture Issuer for United States federal, state and local tax purposes, to treat the Trust as a grantor trust for United States federal, state and local tax purposes, and to treat the Securities (including but not limited to all payments and proceeds with respect to the Securities) as undivided beneficial ownership interests in the Securities (and payments and proceeds therefrom, respectively) for United States federal, state and local tax purposes, unless otherwise required by law.

                                     A-I-19

      16. Miscellaneous.

      These terms constitute a part of the Declaration.

      The Initial Purchaser of Common Securities will provide a copy of the Declaration, the Securities Guarantee and/or the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Initial Purchaser of Common Securities at its principal place of business.

                                     A-I-20

                                                                     EXHIBIT A-1

                 FORM OF 9.75% PREFERRED SECURITY CERTIFICATE

                           [FORM OF FACE OF SECURITY]

[Include the following Restricted Securities Legend on all Restricted Preferred Securities, including Global Preferred Securities.]

      THIS SECURITY AND THE SHARES OF AMERICAN HOME MORTGAGE INVESTMENT CORP. COMMON STOCK ISSUABLE UPON CONVERSION HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY, THE SHARES OF AMERICAN HOME MORTGAGE INVESTMENT CORP. COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

      THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE HEREOF AND THE LAST DATE ON WHICH AMERICAN HOME MORTGAGE INVESTMENT CORP. OR ANY AFFILIATE OF AMERICAN HOME MORTGAGE INVESTMENT CORP. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY (A) TO AMERICAN HOME MORTGAGE INVESTMENT CORP. OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO AMERICAN HOME MORTGAGE INVESTMENT CORP.'S, AND THE PROPERTY TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PROPERTY TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER UPON THE EARLIER OF THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE (C) ABOVE AND THE RESALE RESTRICTION TERMINATION DATE. THE

                                     A-1-1

HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

 [Include the following legend on all Preferred Securities certificates.]

      THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY ARE SUBJECT TO SIGNIFICANT RESTRICTIONS ON OWNERSHIP AND TRANSFER. EXCEPT AS OTHERWISE PROVIDED PURSUANT TO AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST, DATED JUNE 28, 2007, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, (I) NO INDIVIDUAL MAY BENEFICIALLY OWN TRUST SECURITIES IN EXCESS OF 9.8% OF THE TOTAL VALUE OF THE TRUST SECURITIES, (II) NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES OF COMMON STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN EXCESS OF 6.5% OF THE MORE RESTRICTIVE OF THE TOTAL NUMBER OR VALUE OF THE OUTSTANDING SHARES OF COMMON STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. (TAKING INTO ACCOUNT THE COMMON STOCK INTO WHICH THE TRUST SECURITIES ARE CONVERTIBLE TO THE EXTENT PROVIDED IN CODE SECTION 544 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), (III) NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF IT WOULD CAUSE ANY INDIVIDUAL TO BENEFICIALLY OWN IN EXCESS OF 6.5% OF THE VALUE OF THE SHARES OF EQUITY STOCK, TREATING THE TRUST SECURITIES AS EQUITY STOCK OR, ALTERNATIVELY, TREATING THE TRUST SECURITIES AS THE COMMON STOCK INTO WHICH THEY ARE CONVERTIBLE (TO THE EXTENT PROVIDED IN CODE SECTION 544 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), IF EITHER TREATMENT WOULD CAUSE THIS PROVISION TO BE VIOLATED, (IV) NO PERSON MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF SUCH OWNERSHIP WOULD RESULT IN AMERICAN HOME MORTGAGE INVESTMENT CORP. BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND (V) NO PERSON MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF SUCH OWNERSHIP WOULD CAUSE AMERICAN HOME MORTGAGE INVESTMENT CORP. TO FAIL TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST UNDER THE CODE. ANY PERSON WHO ATTEMPTS OR PROPOSES TO BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY AMERICAN HOME MORTGAGE INVESTMENT CORP. IN WRITING. IF AN ATTEMPT IS MADE TO VIOLATE OR THERE IS A VIOLATION OF THESE RESTRICTIONS, (A) ANY PURPORTED TRANSFER WILL BE VOID AB INITIO

                                     A-1-2

AND WILL NOT BE RECOGNIZED BY AMERICAN HOME MORTGAGE INVESTMENT CORP. AND (B) ANY PURPORTED OR ATTEMPTED BENEFICIAL OWNERSHIP OF SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN VIOLATION OF THESE RESTRICTIONS, WHETHER AS A RESULT OF A TRANSFER OR NON-TRANSFER EVENT, WILL BE TRANSFERRED AUTOMATICALLY TO A SHARE TRUST AND SHALL BE DESIGNATED SHARES-IN-TRUST. ALL TERMS USED IN THIS LEGEND AND DEFINED IN AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST DATED JUNE 28, 2007, HAVE THE MEANINGS PROVIDED IN AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST DATED JUNE 28, 2007, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SECURITYHOLDER WHO SO REQUESTS. THIS LEGEND IS INTENDED TO PREVENT AMERICAN HOME MORTGAGE INVESTMENT CORP. FROM BEING TREATED AS CLOSELY HELD WITHIN THE MEANING OF
SECTION 856(a)(6) AND SECTION 856(h) OF THE INTERNAL REVENUE CODE, AND SHALL BE CONSTRUED CONSISTENT WITH THIS INTENT.

      BY ITS ACQUISITION OF THIS CERTIFICATE THE HOLDER REPRESENTS THAT EITHER
(I) IT IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER SIMILAR RETIREMENT PLAN OR ARRANGEMENT, WHETHER OR NOT SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA"), OR SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (OR ANY SIMILAR LAWS OR REGULATIONS), OR AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE THE ASSETS OF ANY SUCH PLANS AND ARRANGEMENTS (EACH, A "PLAN") AND NO PART OF THE ASSETS TO BE USED BY THE HOLDER TO ACQUIRE AND/OR HOLD THIS CERTIFICATE OR ANY INTEREST THEREIN CONSTITUTES PLAN ASSETS OF ANY PLAN OR (II) THE ACQUISITION, HOLDING AND, IF APPLICABLE, CONVERSION OF THIS CERTIFICATE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER TITLE I OF ERISA OR SECTION 4975 OF THE CODE OR A VIOLATION UNDER ANY OTHER APPLICABLE LAWS AND REGULATIONS THAT ARE SIMILAR TO THE PROVISIONS OF TITLE I OF ERISA OR SECTION 4975 OF THE CODE.

[Include the following legend if the Preferred Security is in global form and The Depository Trust Company is the Depositary.]

      UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN

                                     A-1-3

AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

                                     A-1-4

Certificate Number: ___                                    Aggregate Liquidation
                                                            Amount: $___________
CUSIP NO. 001298AA6

              Certificate Evidencing 9.75% Preferred Securities

                                       of

                               AHM Capital Trust I

                           9.75% Preferred Securities

            (liquidation amount $1,000.00 per Preferred Security)

      AHM Capital Trust I, a statutory trust created under the laws of the State of Delaware (the "Trust"), hereby certifies that ______________ (the "Holder") is the registered owner of [$__________ in aggregate liquidation amount of Preferred Securities of the Trust](1) [$__________ in aggregate liquidation amount of Preferred Securities of the Trust as may from time to time be revised as specified in Schedule A hereto](2) representing undivided beneficial interests in the assets of the Trust designated the 9.75% Preferred Securities (liquidation amount $1,000.00 per Preferred Security) (the "Preferred Securities"). Subject to the Declaration (as defined below), the Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of June 28, 2007, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Initial Purchaser of Common Securities will provide a copy of the Declaration, the Guarantee Agreement and the Indenture (including any supplemental indenture(s)) to a Holder without charge upon written request to the Trust at its principal place of business.

      Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder and to the benefits of the Guarantee Agreement to the extent provided therein.

      [The aggregate principal amount of the Preferred Security in global form represented hereby may from time to time be reduced to reflect conversions, repurchases or redemptions of a part of this Preferred Security in global form or cancellations of a part of this Preferred Security in global form, in each case, and in any such case, by means of notations on the Global

                                     A-1-5

Certificate Transfer Schedule on the last page hereof. Notwithstanding any provision of this Preferred Security to the contrary, conversions or redemptions of a part of this Preferred Security in global form and cancellations of a part of this Preferred Security in global form, may be effected without the surrendering of this Preferred Security in global form, provided that appropriate notations on the Global Certificate Transfer Schedule are made by the Property Trustee or the Clearing Agency at the direction of the Property Trustee, to reflect the appropriate reduction or increase, as the case may be, in the aggregate liquidation amount of this Preferred Security in a global form resulting therefrom or as a consequence thereof.] (2)

      The Trust and, by its acceptance or acquisition of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a direct or indirect beneficial interest in, such Security, intend and agree to treat this Security as indebtedness of the Debenture Issuer for United States federal, state and local tax purposes, to treat the Trust as a grantor trust for United States federal, state and local tax purposes, and to treat the Securities (including but not limited to all payments and proceeds with respect to the Securities) as undivided beneficial ownership interests in the Securities (and payments and proceeds therefrom, respectively) for United States federal, state and local tax purposes, unless otherwise required by law.

                                     A-1-6

(1)  Insert in Certificated Preferred Securities Only
(2)  Insert in Global Preferred Securities Only

                                     A-1-7

      IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of June, 2007.

                                       AHM Capital Trust I

                                       By:
                                           -------------------------------------
                                           not in his individual capacity but
                                           solely as Administrative Trustee

                PROPERTY TRUSTEE'S CERTIFICATE OF AUTHENTICATION

      This Certificate represents Preferred Securities referred to in the within-mentioned Declaration.

Dated: June ___, 2007

                                       Wilmington Trust Company,
                                       not in its individual capacity but
                                       solely as Property Trustee

                                       By:
                                           -------------------------------------
                                           Authorized Signatory

                                     A-1-8

                          [FORM OF REVERSE OF SECURITY]

      Distributions payable on each Preferred Security will be fixed (i) at a rate per annum of 9.75% (the "Coupon Rate") of the liquidation amount of $1,000.00 per Preferred Security, (ii) at the Coupon Rate on any overdue Distribution payment (to the extent permitted by applicable law) and (iii) for any period of time during which any Distribution payment is overdue, at the Coupon Rate plus 2.00%, in every case, compounded quarterly, and each such rate being the equivalent rate of interest payable on the Debentures to be held by the Property Trustee. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

      Distributions on the Preferred Securities will be cumulative, will accumulate from the date of their original issuance and will be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2007. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months.

      Subject to conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Initial Purchaser of Common Securities, at any time liquidate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneously with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

      The Preferred Securities shall be redeemable as provided in the Declaration.

      The Preferred Securities shall be convertible into shares of American Home Mortgage Investment Corp. Common Stock in the manner and according to the terms set forth in the Declaration and the Indenture.

      Holders of Preferred Securities will be entitled to the repurchase rights specified in the Declaration and the Indenture upon the occurrence of a Change in Control or a Termination of Trading.

                                     A-1-9

                               CONVERSION REQUEST

To:   Wilmington Trust Company,
      as Property Trustee of
      AHM Capital Trust I

      The undersigned owner of these Preferred Securities hereby exercises the option to convert these Preferred Securities, or the portion below designated, into Common Stock (as such term is defined in the Indenture, dated as of June 28, 2007, between American Home Mortgage Investment Corp. and Wilmington Trust Company, as Debenture Trustee (the "Indenture")) in accordance with the terms of the Indenture and the Amended and Restated Declaration of Trust (as amended from time to time, the "Declaration"), dated as of June 28, 2007, among Alan B. Horn, Stephen A. Hozie and Michael Strauss, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Property Trustee, American Home Mortgage Investment Corp., as Initial Purchaser of Common Securities and as Debenture Issuer, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration. Pursuant to the aforementioned exercise of the option to convert these Preferred Securities, the undersigned hereby directs the Conversion Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Securities set forth as Annex I to the Declaration and the Indenture) and (ii) immediately convert such Debentures on behalf of the undersigned, into Common Stock (at the conversion rate specified in the terms of the Securities set forth as Annex I to the Declaration and the Indenture).

      The undersigned does also hereby direct the Conversion Agent that the shares issuable and deliverable upon conversion, together with any payment for fractional shares, be issued in the name of and delivered to the undersigned, unless a different name has been indicated in the assignment below. If shares are to be issued in the name of a person other than the undersigned, the undersigned will pay all transfer taxes payable with respect thereto.

      Any holder, upon the exercise of its conversion rights in accordance with the terms of the Declaration, the Indenture and the Preferred Securities, agrees to be bound by the terms of the Registration Rights Agreement relating to the Common Stock issuable upon conversion of the Preferred Securities and agrees to appoint the Conversion Agent for the purpose of effecting the conversion of the Preferred Securities into shares of Common Stock.

Date:
     --------------------------------

Number of Preferred Securities to be converted:
                                               -----------------------------

                                     A-1-10

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(Sign exactly as your name appears on this Preferred Security certificate) (for conversion of definitive Preferred Securities only)

------------------------------------------------------------------------------

Please print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number.


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Signature Guarantee*:
                      ----------------------------


-----------------------------------------------

* Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-11

                          NOTICE OF REPURCHASE ELECTION

To:   Wilmington Trust Company,
      as Property Trustee of
      AHM Capital Trust I

      The undersigned owner of these Preferred Securities, in connection with the occurrence of a Change in Control or a Termination of Trading (as each such term is defined in the Indenture, dated as of June 28, 2007, between American Home Mortgage Investment Corp. and Wilmington Trust Company, as Debenture Trustee (the "Indenture")) hereby exercises the right to require the repurchase of these Preferred Securities, or the portion below designated, on the Repurchase Date in accordance with the terms of the Indenture and the Amended and Restated Declaration of Trust, dated as of June 28, 2007, among Alan B. Horn, Stephen A. Hozie and Michael Strauss, as Administrative Trustees, Wilmington Trust Company, as Delaware Trustee, Wilmington Trust Company, as Property Trustee, American Home Mortgage Investment Corp., as Initial Purchaser of Common Securities and as Debenture Issuer, and by the Holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to the Declaration (as amended from time to time, the "Declaration"). Pursuant to the aforementioned election to require repurchase of these Preferred Securities, the undersigned hereby directs the Exchange Agent (as that term is defined in the Declaration) to (i) exchange such Preferred Securities for a portion of the Debentures (as that term is defined in the Declaration) held by the Trust (at the rate of exchange specified in the terms of the Securities set forth in the Indenture and as Annex I to the Declaration) and (ii) immediately tender such Debentures on behalf of the undersigned, for repurchase by the Debenture Issuer at the Repurchase Price (as such term is defined in the Indenture) on the Repurchase Date (as such term is defined in the Indenture).

Date:
     --------------------------------

Number of Preferred Securities to be repurchased:
                                                 ---------------------------

                                     A-1-12

If a name or names other than the undersigned, please indicate in the spaces below the name or names in which the shares of Common Stock are to be issued, along with the address or addresses of such person or persons.


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

(Sign exactly as your name appears on this Preferred Security certificate) (for conversion of definitive Preferred Securities only)


------------------------------------------------------------------------------

Please print or Typewrite Name and Address, Including Zip Code, and Social Security or Other Identifying Number.


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------

Signature Guarantee*:
                      --------------------------------

-----------------------------------------------

* Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-13

                                   ASSIGNMENT

      FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
       (Insert assignee's social security or tax identification number)


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                  (Insert address and zip code of assignee)

and irrevocably appoints


------------------------------------------------------------------------------

------------------------------------------------------------------------------

_______________________________________________________________________agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: ___________________________________

Signature: _______________________________

(Sign exactly as your name appears on this Preferred Security Certificate)

Signature Guarantee*: _______________________


------------------------------------------

* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities and Exchange Act of 1934, as amended.

                                     A-1-14

  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OF RESTRICTED PREFERRED SECURITIES

      This certificate relates to _________ Preferred Securities held in (check applicable space) ______ book-entry or ______ definitive form by the undersigned.

      (A) The undersigned has requested the Property Trustee by written order to exchange or register the transfer of a Preferred Security or Preferred Securities.

      (B) The undersigned confirms that such Preferred Securities are being (check one box below):

            (1) [__] transferred to American Home Mortgage Investment Corp. or a subsidiary thereof; or

            (2) [__] transferred pursuant to and in compliance with Rule 144A under the Securities Act of 1933; or

            (3) [__] transferred pursuant to an available exemption from the registration requirements of the Securities Act of 1933.

Unless the box below is checked, the undersigned confirms that such Securities are not being transferred to an "affiliate" of the American Home Mortgage Investment Corp. as defined in Rule 144 under the Securities Act of 1933, as amended (an "Affiliate"):

            (4) [__] The transferee is an Affiliate of American Home Mortgage Investment Corp.

Unless one of the boxes (1) through (3) in (B) above is checked, the Property Trustee will refuse to register any of the Preferred Securities evidenced by this certificate in the name of any person other than the registered Holder thereof; provided, however, that if box (3) is checked, the Property Trustee may require, prior to registering any such transfer of the Preferred Securities such legal opinions, certifications and other information as the Trust has reasonably requested to confirm that such transfer is being made pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933, as amended, such as the exemption provided by Rule 144 under such Act.


                                     A-1-15

Signature:
           ---------------------------------------

Signature Guarantee*:


--------------------------------------------------
Signature must be guaranteed Signature



--------------------------------------------------
Signature


---------------------
* Signature must be guaranteed by an "eligible guarantor institution" that is, a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-1-16

                                   Schedule A
                      Global Certificate Transfer Schedule
               Changes to Liquidation Amount of Global Security

              Liquidation Amount of Securities   Remaining Liquidation Amount of
              by which this Global Security Is   the Global Security (following
Date          to Be Reduced or Increased         decrease or increase)
----          --------------------------         ---------------------




Schedule to be maintained by Property Trustee or Clearing Agency in cooperation with Property Trustee, as applicable.

                                     A-1-17

                                                                     EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

      THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. NEITHER THIS SECURITY NOR ANY INTEREST OR PARTICIPATION HEREIN OR THEREIN MAY BE REOFFERED, SOLD, ASSIGNED, TRANSFERRED, PLEDGED, ENCUMBERED OR OTHERWISE DISPOSED OF IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS SUCH TRANSACTION IS EXEMPT FROM, OR NOT SUBJECT TO, REGISTRATION.

      THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES TO OFFER, SELL OR OTHERWISE TRANSFER SUCH SECURITY, PRIOR TO THE DATE (THE "RESALE RESTRICTION TERMINATION DATE"), WHICH IS TWO YEARS AFTER THE LATER OF THE ORIGINAL ISSUE DATE OF THE SECURITY UPON THE CONVERSION OF WHICH THE COMMON STOCK EVIDENCED HEREBY WAS ISSUED AND THE LAST DATE ON WHICH AMERICAN HOME MORTGAGE INVESTMENT CORP. OR ANY AFFILIATE OF AMERICAN HOME MORTGAGE INVESTMENT CORP. WAS THE OWNER OF THIS SECURITY (OR ANY PREDECESSOR OF SUCH SECURITY) ONLY
(A) TO AMERICAN HOME MORTGAGE INVESTMENT CORP. OR ANY SUBSIDIARY THEREOF, (B) FOR SO LONG AS THE SECURITIES ARE ELIGIBLE FOR RESALE PURSUANT TO RULE 144A, TO A PERSON IT REASONABLY BELIEVES IS A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT THAT PURCHASES FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QUALIFIED INSTITUTIONAL BUYER TO WHICH NOTICE IS GIVEN THAT THE TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A, (C) PURSUANT TO A REGISTRATION STATEMENT WHICH HAS BEEN DECLARED EFFECTIVE UNDER THE SECURITIES ACT, OR (D) PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, SUBJECT TO AMERICAN HOME MORTGAGE INVESTMENT CORP.'S, AND THE PROPERTY TRUSTEE'S RIGHT PRIOR TO ANY SUCH OFFER, SALE OR TRANSFER PURSUANT TO CLAUSE (D) TO REQUIRE THE DELIVERY OF AN OPINION OF COUNSEL, CERTIFICATION AND/OR OTHER INFORMATION SATISFACTORY TO EACH OF THEM, AND IN EACH OF THE FOREGOING CASES, A CERTIFICATE OF TRANSFER IN THE FORM APPEARING ON THE OTHER SIDE OF THIS SECURITY IS COMPLETED AND DELIVERED BY THE TRANSFEROR TO THE PROPERTY TRUSTEE. THIS LEGEND WILL BE REMOVED UPON THE REQUEST OF THE HOLDER UPON THE EARLIER OF THE TRANSFER OF THE SECURITIES EVIDENCED HEREBY PURSUANT TO CLAUSE (C) ABOVE AND THE RESALE RESTRICTION TERMINATION DATE. THE HOLDER OF THIS SECURITY, BY ITS ACCEPTANCE HEREOF, AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THE SECURITY EVIDENCED HEREBY IS TRANSFERRED (OTHER THAN A TRANSFER PURSUANT TO CLAUSE (C) ABOVE) A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

      THIS SECURITY AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS SECURITY ARE SUBJECT TO SIGNIFICANT RESTRICTIONS

                                     A-2-1

ON OWNERSHIP AND TRANSFER. EXCEPT AS OTHERWISE PROVIDED PURSUANT TO AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST, DATED JUNE 28, 2007, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, (I) NO INDIVIDUAL MAY BENEFICIALLY OWN TRUST SECURITIES IN EXCESS OF 9.8% OF THE TOTAL VALUE OF THE TRUST SECURITIES, (II) NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES OF COMMON STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN EXCESS OF 6.5% OF THE MORE RESTRICTIVE OF THE TOTAL NUMBER OR VALUE OF THE OUTSTANDING SHARES OF COMMON STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. (TAKING INTO ACCOUNT THE COMMON STOCK INTO WHICH THE TRUST SECURITIES ARE CONVERTIBLE TO THE EXTENT PROVIDED IN CODE SECTION 544 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), (III) NO INDIVIDUAL MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF IT WOULD CAUSE ANY INDIVIDUAL TO BENEFICIALLY OWN IN EXCESS OF 6.5% OF THE VALUE OF THE SHARES OF EQUITY STOCK, TREATING THE TRUST SECURITIES AS EQUITY STOCK OR, ALTERNATIVELY, TREATING THE TRUST SECURITIES AS THE COMMON STOCK INTO WHICH THEY ARE CONVERTIBLE (TO THE EXTENT PROVIDED IN CODE SECTION 544 AND THE TREASURY REGULATIONS PROMULGATED THEREUNDER), IF EITHER TREATMENT WOULD CAUSE THIS PROVISION TO BE VIOLATED, (IV) NO PERSON MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF SUCH OWNERSHIP WOULD RESULT IN AMERICAN HOME MORTGAGE INVESTMENT CORP. BEING "CLOSELY HELD" UNDER SECTION 856(h) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), AND (V) NO PERSON MAY BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IF SUCH OWNERSHIP WOULD CAUSE AMERICAN HOME MORTGAGE INVESTMENT CORP. TO FAIL TO QUALIFY AS A REAL ESTATE INVESTMENT TRUST UNDER THE CODE. ANY PERSON WHO ATTEMPTS OR PROPOSES TO BENEFICIALLY OWN SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN EXCESS OF THE ABOVE LIMITATIONS MUST IMMEDIATELY NOTIFY AMERICAN HOME MORTGAGE INVESTMENT CORP. IN WRITING. IF AN ATTEMPT IS MADE TO VIOLATE OR THERE IS A VIOLATION OF THESE RESTRICTIONS, (A) ANY PURPORTED TRANSFER WILL BE VOID AB INITIO AND WILL NOT BE RECOGNIZED BY AMERICAN HOME MORTGAGE INVESTMENT CORP. AND (B) ANY PURPORTED OR ATTEMPTED BENEFICIAL OWNERSHIP OF SHARES OF EQUITY STOCK OF AMERICAN HOME MORTGAGE INVESTMENT CORP. OR TRUST SECURITIES OR ANY COMBINATION THEREOF IN VIOLATION OF THESE RESTRICTIONS, WHETHER AS A RESULT OF A TRANSFER OR NON-TRANSFER EVENT, WILL BE TRANSFERRED AUTOMATICALLY TO A SHARE TRUST AND SHALL BE DESIGNATED SHARES-IN-TRUST. ALL TERMS USED IN THIS LEGEND AND DEFINED IN AHM CAPITAL TRUST I'S AMENDED AND RESTATED DECLARATION OF TRUST DATED JUNE 28, 2007, HAVE THE MEANINGS PROVIDED IN AHM CAPITAL TRUST I'S AMENDED

                                     A-2-2

AND RESTATED DECLARATION OF TRUST DATED JUNE 28, 2007, AS THE SAME MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, A COPY OF WHICH, INCLUDING THE RESTRICTIONS ON OWNERSHIP AND TRANSFER, WILL BE SENT WITHOUT CHARGE TO EACH SECURITYHOLDER WHO SO REQUESTS. THIS LEGEND IS INTENDED TO PREVENT AMERICAN HOME MORTGAGE INVESTMENT CORP. FROM BEING TREATED AS CLOSELY HELD WITHIN THE MEANING OF SECTION 856(a)(6) AND SECTION 856(h) OF THE INTERNAL REVENUE CODE, AND SHALL BE CONSTRUED CONSISTENT WITH THIS INTENT.

      THIS COMMON SECURITY IS NOT TRANSFERABLE EXCEPT AS SET FORTH IN SECTION 9.1(b) OF THE AMENDED AND RESTATED DECLARATION OF TRUST OF AHM CAPITAL TRUST I, DATED AS OF JUNE 28, 2007, AS THE SAME MAY BE AMENDED FROM TIME TO TIME.


                                     A-2-3

                    Certificate Evidencing Common Securities

                                       of

                               AHM Capital Trust I

                             9.75% Common Securities
               (liquidation amount $1,000.00 per Common Security)

      AHM Capital Trust I, a statutory trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that _______________ (the "Holder") is the registered owner of ______________ common securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the 9.75% Common Securities (liquidation amount $1,000.00 per Common Security) (the "Common Securities"). Subject to the limitations in Section 9.1(b) of the Declaration (as defined below), the Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust, dated as of June 28, 2007, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used but not defined herein shall have the meaning given them in the Declaration. The Initial Purchaser of Common Securities will provide a copy of the Declaration, the Guarantee Agreement and the Indenture (including any supplemental indenture) to a Holder without charge upon written request to the Initial Purchaser of Common Securities at its principal place of business.

      Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder to the extent provided therein.

      The Trust and, by its acceptance or acquisition of a Security or a beneficial interest therein, the Holder of, and any Person that acquires a direct or indirect beneficial interest in, such Security, intend and agree to treat this Security as indebtedness of the Debenture Issuer for United States federal, state and local tax purposes, to treat the Trust as a grantor trust for United States federal, state and local tax purposes, and to treat the Securities (including but not limited to all payments and proceeds with respect to the Securities) as undivided beneficial ownership interests in the Securities (and payments and proceeds therefrom, respectively) for United States federal, state and local tax purposes, unless otherwise required by law.

                                     A-2-4

      IN WITNESS WHEREOF, the Trust has executed this certificate this ___ day of June, 2007.

                                       AHM Capital Trust I

                                       By:
                                           -------------------------------------
                                           not in his individual capacity but
                                           solely as Administrative Trustee

                                     A-2-5

                          [FORM OF REVERSE OF SECURITY]

      Distributions payable on each Preferred Security will be fixed (i) at a rate per annum of 9.75% (the "Coupon Rate") of the liquidation amount of $1,000.00 per Preferred Security, (ii) at the Coupon Rate on any overdue Distribution payment (to the extent permitted by applicable law) and (iii) for any period of time during which any Distribution payment is overdue, at the Coupon Rate plus 2.00%, in every case, compounded quarterly, and each such rate being the equivalent rate of interest payable on the Debentures to be held by the Property Trustee. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds on hand legally available therefor.

      Distributions on the Common Securities will be cumulative, will accrue from the date of original issuance of the Common Securities and will be payable quarterly in arrears, on January 1, April 1, July 1 and October 1 of each year, commencing on October 1, 2007, except as otherwise described below. Distributions will be computed on the basis of a 360-day year consisting of twelve 30-day months.

      Subject to the conditions set forth in the Declaration and the Indenture, the Property Trustee may, at the direction of the Initial Purchaser of Common Securities, at any time liquidate the Trust and cause the Debentures to be distributed to the holders of the Securities in liquidation of the Trust or, simultaneous with any redemption of the Debentures, cause a Like Amount of the Securities to be redeemed by the Trust.

      Under certain circumstances, the right of the holders of the Common Securities shall be subordinate to the rights of the holders of the Preferred Securities (as defined in the Declaration), as provided in the Declaration.

      The Common Securities shall be redeemable as provided in the Declaration.

                                     A-2-6

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:


------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
        (Insert assignee's social security or tax identification number)

------------------------------------------------------------------------------

------------------------------------------------------------------------------

------------------------------------------------------------------------------
                    (Insert address and zip code of assignee)

and irrevocably appoints



------------------------------------------------------------------------------

------------------------------------------------------------------------------

_______________________________________________________________________agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.

Date: __________________________

Signature: ______________________

(Sign exactly as your name appears on this Common Security Certificate)

Signature Guarantee*: _____________________

---------------------------------------
* Signature must be guaranteed by an "eligible guarantor institution" that is a bank, stockbroker, savings and loan association or credit union meeting the requirements of the Registrar, which requirements include membership or participation in the Securities Transfer Agents Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                     A-2-7